(ICON)

ANNUAL REPORT  JULY 31, 2000

Prudential
Diversified Conservative Growth Fund

Fund Type Balanced
Objective Current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Build On The Rock

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                        (LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Diversified Conservative Growth Fund seeks to provide current income and a reasonable level of capital appreciation. It invests in a diversified portfolio of equity and fixed-income securities. There can be no assurance that the Fund will achieve its investment objective.

MANAGER
Prudential Investments Fund Management LLC

Investment Sub-Advisers
(PRUDENTIAL LOGO)
(FRANKLIN TEMPLETON LOGO)
(DREYFUS LOGO)
(JENNISON ASSOCIATES LOGO)
(PIMCO LOGO)
(LAZARD LOGO)
                  www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1           As of 7/31/00

                              One             Since
                              Year          Inception2
Class A                      11.73%           17.69%
Class B                      10.89            16.18
Class C                      10.89            16.18
Class Z                      11.84            18.08
Lipper Balanced Fund Avg.3    6.07            14.04

Average Annual Total Returns1       As of 7/31/00

                              One             Since
                              Year          Inception2
Class A                       6.14%            6.78%
Class B                       5.89             7.00
Class C                       8.78             8.58
Class Z                      11.84            10.27

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/18/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Balanced Fund category. The Lipper average is unmanaged.
The Lipper Balanced Fund average includes funds that generally seek to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.
Typically, the stock/bond ratio ranges around 60%/40%.

(LOGO)

Dear Shareholder,
The Prudential Diversified Conservative Growth Fund's
Class A shares had a cumulative total return of 11.73% over the 12-month period ended July 31, 2000, almost twice the 6.07% Lipper Balanced Fund Average. This was
6.14% to those paying the maximum one-time Class A share sales charge. Although its core bonds, the Fund's largest allocation, generated a good return, its outperformance was due to its small-cap and large-cap growth holdings.
Both substantially exceeded even their high benchmark returns. The Fund's high-yield bonds posted a small positive return, while its value stocks made a net negative contribution over the period.

This was a good period to be in a diversified fund. The markets changed with dizzying frequency and rapidity. To illustrate this point, the graph on the next page represents the monthly returns of three different indexes: the Standard & Poor's Electronics Index, which represents a model growth industry; the Standard & Poor's
SmallCap Gaming Index, which represents stocks that can be found in many value funds; and the Morgan Stanley
Capital International EAFE Index, which represents the major world markets excluding the United States. As you can see, each had dramatic month-to-month changes, including some negative months, and they behaved in very different ways. A diversified fund-one that is invested in several companies within a number of different industries that have different growth characteristics-is more likely to exhibit steady performance.

Sincerely,

John R. Strangfeld, President
Prudential Diversified Conservative Growth Fund

                    September 15, 2000

Monthly Returns of Selected Indexes

(GRAPH)

1 The S&P Electronics (semiconductors) Index is an unmanaged capitalization-weighted index of all stocks designed to measure performance of the electronics
(semiconductors) sector of the S&P 500 Index.

2 The S&P SmallCap Gaming, Lottery, and Parimutuel
Companies Index is an unmanaged capitalization-weighted index that measures the performance of the gaming, lottery, and parimutuel sector of the S&P SmallCap Index.

3 The Morgan Stanley Capital International Europe,
Australia, Far East Index (MSCI EAFE Index) is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far
East.

The performance cited does not represent the performance of the Prudential Diversified Conservative Growth Fund.
Past performance is not indicative of future results.
Investors cannot invest directly in an index.

Prudential Diversified Conservative Growth Fund

       Annual Report     July 31, 2000

Investment Adviser's Report

The Investing Context
Good news about the global economy dominated in the fiscal year ended July 31, 2000. During the early part of the period, uncertainties about how information systems would behave during the turnover to the year 2000 caused a flood of investment activity as companies updated their information system support. The uncertainty also led the U.S. Federal Reserve to increase the money supply to ensure that any unexpected failure would not freeze the financial system. During this period, technology and telecommunications stocks around the world shot up to extraordinarily high prices in comparison to even optimistic earnings projections.

In the latter half of 1999, the Federal Reserve began increasing interest rates to prevent the U.S. economy from overheating. The series of interest rate increases continued into 2000, leading investors to take a second look at stock prices that were based upon expectations of a long stream of future earnings. In addition, many investors feared that rising interest rates would choke off economic growth. In the wake of increasing investor uncertainty, many of the most expensive stocks declined in value, and stock markets faced unprecedented volatility as every additional piece of economic news was scrutinized and acted upon. Growth and value investing styles alternated in success, sometimes from day to day. Investors with well-diversified portfolios were better positioned to weather these style turnovers because some holdings might have experienced gains as others lost ground.

Over the full 12 months, growth-style investing performed best. Among stocks of small-capitalization companies, the advantage was entirely in the early part of the period, as small-cap value stocks were significantly favored in the second half. Among large caps, market favor continued to alternate through the summer of 2000. International stocks gained modestly, mostly early in the period. As in the U.S. market, style volatility and increased caution held back international returns in 2000.

               www.prudential.com (800) 225-1852

The threat of rising interest rates depressed bond prices early in the fiscal period because bonds lose value when market interest rates rise. However, the U.S. budget surplus led to Treasury buybacks that reduced the supply of long-term Treasury bonds. Consequently, their prices increased and yields fell. The yield premium on corporate over government bonds widened in 2000.

Our Performance
Core bonds. The Fund's core bond holdings provided a substantial return, in line with their benchmark. Its managers had underweighted corporate bonds and emphasized several better-performing sectors: mortgage-backed securities, real-return bonds (whose yields are adjusted for inflation), and emerging market bonds. Corporates performed relatively poorly because of increased concerns about credit quality. Mortgage-backed securities and real-return bonds had attractive yields, while emerging market bonds appreciated sharply in value as the improving global economy reduced credit concerns. In contrast, bonds of less strong U.S. companies (high-yield bonds) declined in value as credit concerns undermined their higher yields.

High-yield bonds. About 15% of the Fund's assets are allocated to high-yield debt securities, or "junk bonds."
Although their benchmark had a negative return over our reporting period, the Fund's investments produced positive returns.

Growth stocks. The Prudential Diversified Conservative
Growth Fund continued to benefit from the 20% of its assets
allocated to growth-style investing (15% large cap and 5%
small cap) and from the strong performance of its growth
managers. They far exceeded the returns of their respective
benchmarks. In small-cap stocks, the portfolio benefited
from its focus on technology. Early in the period, an
emphasis was placed on Internet-related stocks, and these
were market favorites. The managers reduced their Internet
position in time to protect much of these gains from the sharp technology stock correction that occurred in the second quarter of
2000. The cash was reinvested in more established companies as the market declined.
                                       5

Prudential Diversified Conservative Growth Fund

    Annual Report     July 31, 2000

Value stocks. Largely because of the growth-oriented environment early in the period, value benchmarks posted negative performances over the reporting period. Our style-consistent managers were more affected than most by changes in market favor, and both underperformed their benchmarks. In large-cap stocks, the strong contribution of rebounding health management companies and gains by oil companies failed to offset the impact of a low representation in technology and a high weighting in paper companies. With regard to the latter, a 1999 recovery of paper stocks was cut short in 2000 when investors focused on the threats to continuing economic growth. In small caps, the portfolio's return relative to its peers was hurt by the absence of biotechnology holdings, which received an unexpected boost in the second quarter from the publicity following the mapping of the human genome.

Prudential Diversified Conservative Growth Fund Management Team
           www.prudential.com (800) 225-1852

What Is Diversification
Diversification-spreading your investments over many different securities-is a basic principle of investing.
It helps to reduce the overall risk of your portfolio.
Moreover, when we rebalance the Fund to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

How diversification works
Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities.
When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles-between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds-it is less likely that all the securities you own will move in the same direction at one time.
Prudential Diversified Funds provide more of this buffer than a fund investing in only one asset class. We believe this will result in more consistent returns over time.

Rebalancing
The Diversified Conservative Growth Fund has a target allocation for each asset class. As some perform better than others, the portfolio will drift from this original target: asset classes with the best performance will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time. Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Prudential Diversified Conservative Growth Fund.
Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult.
Prudential Diversified Funds do it all for you.

Prudential Diversified Conservative Growth Fund

       Annual Report   July 31, 2000

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions.
Bonds are loans to a company, government, or agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan.
Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed-income securities. High-yield bonds are also known as "junk bonds." They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Prudential Diversified Conservative Growth Fund Diversification Target

(GRAPH)

Prudential Diversified Conservative Growth Fund

         Annual Report    July 31, 2000

Financial

	Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  107.6%
Common Stocks  36.1%
-------------------------------------------------------------------------------------
Advertising  0.2%
      1,300   Omnicom Group, Inc.                                 $        110,500
        400   Penton Media, Inc.                                            13,850
        475   True North Communications, Inc.                               23,186
                                                                  ----------------
                                                                           147,536
-------------------------------------------------------------------------------------
Aerospace/Defense  0.2%
        275   ADVO, Inc.                                                    11,258
      1,525   Gencorp, Inc.                                                 12,105
      1,053   General Motors Corp., Class H                                 59,955
      6,300   Loral Space & Communications, Inc.(a)                         32,681
        625   Scott Technologies, Inc.                                      12,031
                                                                  ----------------
                                                                           128,030
-------------------------------------------------------------------------------------
Airlines
        800   Airborne Freight Corp.                                        12,350
        350   Skywest, Inc.                                                 15,619
                                                                  ----------------
                                                                            27,969
-------------------------------------------------------------------------------------
Aluminum  0.4%
      8,600   Alcoa, Inc.                                                  260,150
        787   Reliance Steel & Aluminum Co.                                 16,527
                                                                  ----------------
                                                                           276,677
-------------------------------------------------------------------------------------
Apparel  0.1%
        575   American Eagle Outfitters, Inc.(a)                             8,553
        600   Kellwood Co.                                                  13,425
      1,050   Polo Ralph Lauren Corp.                                       16,997
        675   Russell Corp.                                                 13,289
        375   Springs Industries, Inc.                                      12,094
                                                                  ----------------
                                                                            64,358

    10                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Audio/Visual  0.1%
        300   Harman International Industries, Inc.               $         18,975
        700   Polycom, Inc.                                                 66,402
                                                                  ----------------
                                                                            85,377
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
        850   Arvinmeritor, Inc.                                            13,281
        400   Borg-Warner Automotive, Inc.                                  13,575
        768   Delphi Automotive Systems Corp.                               11,376
      1,675   Dura Automotive Systems, Inc.(a)                              17,274
        825   Lear Corp.                                                    19,233
        375   Superior Industries International, Inc.                       11,273
                                                                  ----------------
                                                                            86,012
-------------------------------------------------------------------------------------
Banking  0.9%
      1,225   Bancorpsouth, Inc.                                            18,605
        575   BancWest Corp.                                                10,602
      4,200   Bank America Corp.                                           198,975
        980   Bank of New York Co., Inc.                                    45,876
        500   Bank United Corp.                                             18,219
      1,505   BankNorth Group, Inc.                                         23,045
        600   BSB Bancorp, Inc.                                             12,825
        500   City National Corp.                                           18,344
        525   Corus Bankshares, Inc.                                        15,356
      1,550   Cullen/Frost Bankers, Inc.                                    44,078
      1,558   CVB Financial Corp.                                           24,538
         75   First Citizens Bancshares, Inc.                                4,575
        900   Fulton Financial Corp.                                        19,350
      2,300   Golden State Bancorp, Inc.(a)                                 43,987
        375   Greater Bay Bancorp                                           20,180
        725   Harbor Florida Bancshares, Inc.                                8,247
      1,225   MAF Bancorp, Inc.                                             24,423
        800   PFF Bancorp, Inc.                                             13,900
        525   Queens County Savings Bank, Inc.                              12,141
        600   Southwest Bancorp(a)                                          15,712
      1,212   Washington Federal, Inc.                                      22,725
        825   Westamerica Bancorporation                                    22,894

    See Notes to Financial Statements                                     11

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        425   Whitney Holding Corp.                               $         15,805
                                                                  ----------------
                                                                           654,402
-------------------------------------------------------------------------------------
Building & Construction  0.5%
      1,800   American Standard Co.(a)                                      80,212
      2,500   Centex Corp.                                                  59,844
      1,400   D.R. Horton, Inc.                                             21,700
        200   Dycom Industries, Inc.(a)                                      8,550
        675   Kaufman & Broad Home Corp.                                    13,205
      1,325   M.D.C. Holdings, Inc.                                         26,500
      1,600   Pulte Corp.                                                   36,700
        400   Texas Industries, Inc.                                        12,975
      1,300   Thomas Industries, Inc.(a)                                    27,137
        500   Toll Brothers, Inc.                                           12,094
      1,375   Webb Delaware Corp.                                           20,969
                                                                  ----------------
                                                                           319,886
-------------------------------------------------------------------------------------
Cable  0.1%
        500   Belden, Inc.                                                  12,563
        425   Cable Design Technologies Corp.                               14,981
      1,125   General Cable Corp.                                            9,703
                                                                  ----------------
                                                                            37,247
-------------------------------------------------------------------------------------
Chemicals  0.4%
        375   Albany Molecular Research, Inc.                               20,766
        800   Albemarle Corp.                                               19,750
        475   Arch Chemicals, Inc.                                           9,500
        100   Cambrex Corp.                                                  4,519
        725   Cytec Industries, Inc.(a)                                     22,656
      1,800   Eastman Chemical Co.                                          84,375
        225   H.B. Fuller Co.                                                8,690
      1,100   Olin Corp.                                                    17,256
        250   Om Group, Inc.                                                11,859
        800   Spartech Corp.                                                21,450
        450   The Geon Co.                                                   7,397
        725   The Lubrizol Corp.                                            15,497
        875   W.R. Grace & Co.(a)                                           18,516
                                                                  ----------------
                                                                           262,231

    12                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Commercial Products/Services  0.1%
        700   John H. Harland Co.(a)                              $          9,362
      1,400   Luminant Worldwide Corp.(a)                                   11,375
        800   Potash Corp. of Saskatchewan, Inc.                            42,950
        325   United Stationers, Inc.                                        9,466
        100   Ventro Corp.                                                   1,206
                                                                  ----------------
                                                                            74,359
-------------------------------------------------------------------------------------
Computers  2.2%
      1,500   ASM Lithography Holding N.V. (Netherlands)                    59,625
        700   Axent Technologies, Inc.(a)                                   17,238
        600   Brooktrout, Inc.(a)                                           18,150
      3,200   Catapult Communications Corp.(a)                              42,600
      1,500   Citrix Systems, Inc.(a)                                       22,875
     12,000   Compaq Computer Corp.                                        336,750
      1,400   Comverse Technology, Inc.(a)                                 122,850
      2,300   Dell Computer Corp.(a)                                       101,056
      2,900   EMC Corp.(a)                                                 246,862
      2,800   Hewlett-Packard Co.                                          305,725
        525   InFocus Corp.(a)                                              18,375
        775   Phoenix Technologies, Ltd.(a)                                 13,175
      1,500   Sun Microsystems, Inc.(a)                                    158,156
        500   Verisign, Inc.(a)                                             79,344
                                                                  ----------------
                                                                         1,542,781
-------------------------------------------------------------------------------------
Computer Services  0.8%
      1,700   Affiliated Computer Services, Inc.(a)                         76,606
        100   AnswerThink Consulting Group(a)                                1,681
      6,000   Cisco Systems, Inc.(a)                                       392,625
      2,700   NetSolve, Inc.(a)                                             63,450
        475   Onyx Software Corp.(a)                                        11,489
        100   Predictive Systems, Inc.(a)                                    2,200
        325   PurchasePro.Com, Inc.(a)                                      12,675
        337   RadiSys Corp.(a)                                              20,726
        600   Virage Logic Corp.(a)                                          7,200
                                                                  ----------------
                                                                           588,652
-------------------------------------------------------------------------------------
Consumer Products/Services  0.1%
        787   Fossil, Inc.(a)                                               14,363
      6,600   Service Corp. International(a)                                16,912
        700   Tupperware Corp.                                              13,606
                                                                  ----------------
                                                                            44,881

    See Notes to Financial Statements                                     13

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Manufacturing  0.5%
        325   Aptargroup, Inc.                                    $          8,105
      1,125   Carpenter Technology Corp.                                    34,453
        500   Corning, Inc.                                                116,969
        600   Cuno, Inc.                                                    18,150
      3,100   General Electric Co.                                         159,456
        825   Hon Industries, Inc.                                          22,017
        275   Libbey, Inc.                                                   8,577
        500   Trinity Industries, Inc.                                       9,625
                                                                  ----------------
                                                                           377,352
-------------------------------------------------------------------------------------
Electrical Services  0.1%
        225   Littelfuse, Inc.                                               7,931
        300   PerkinElmer, Inc.                                             19,181
        250   RGS Energy Group, Inc.                                         5,735
                                                                  ----------------
                                                                            32,847
-------------------------------------------------------------------------------------
Electronic Components  1.9%
      1,000   Alpha Industries, Inc.(a)                                     34,063
        700   Applied Micro Circuits Corp.                                 104,475
      4,500   Arrow Electronics, Inc.(a)                                   148,781
        425   ATMI, Inc.(a)                                                 10,944
      1,700   Avnet, Inc.                                                   96,794
        400   Broadcom Corp.(a)                                             89,700
        125   Brooks Automation, Inc.(a)                                     6,203
        150   Electro Scientific Industries, Inc.(a)                         6,816
        425   Electroglas, Inc.(a)                                           8,500
        900   Flextronics International, Ltd.(a)                            63,717
      2,300   Gentex Corp.(a)                                               52,325
        275   Integrated Silicon Solution, Inc.                              5,775
        525   Kemet Corp.(a)                                                12,600
      1,700   Novellus Systems, Inc.(a)                                     91,694
        700   PMC-Sierra, Inc.(a)                                          135,712
         75   Power-One, Inc.(a)                                             8,855
        100   QLogic Corp.(a)                                                7,450
        700   Rogers Corp.                                                  25,025
      2,100   STMicroelectronics N.V. (Netherlands)                        119,569
        900   Tektronix, Inc.                                               55,350
      3,500   Texas Instruments, Inc.                                      205,406
        175   Varian Semiconductor Equipment, Inc.                           8,498
        300   Veeco Instruments, Inc.(a)                                    23,625
                                                                  ----------------
                                                                         1,321,877

    14                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Entertainment  0.1%
        200   Anchor Gaming(a)                                    $         10,837
        425   Gaylord Entertainment Co.                                     10,545
        500   SFX Entertainment, Inc.(a)                                    23,000
                                                                  ----------------
                                                                            44,382
-------------------------------------------------------------------------------------
Financial Services  2.2%
      1,175   Allied Capital Corp.                                          22,252
      3,800   American Express Co.                                         215,412
        725   Arthur J. Gallagher & Co.                                     35,570
      5,600   Citigroup, Inc.                                              395,150
        200   Dain Rauscher Corp.                                           13,563
      1,300   Doral Financial Corp.                                         16,900
        850   Downey Financial Corp.                                        29,750
        450   Eaton Vance Corp.                                             23,316
      2,550   Federated Investors, Inc.                                     66,779
        250   Investment Technology Group                                   12,156
      1,100   LaBranche & Co., Inc.(a)                                      22,412
      1,200   Merrill Lynch & Co., Inc.                                    155,100
      1,350   Metris Companies, Inc.                                        39,572
      3,300   Morgan Stanley Dean Witter & Co.                             301,125
        425   National Discount Brokers Group, Inc.(a)                      13,998
      2,000   Schwab (Charles) Corp.                                        72,250
      2,375   Silicon Valley Bancshares                                    104,055
        400   Triad Guaranty, Inc.                                           9,700
        900   Webster Financial Corp.                                       20,137
                                                                  ----------------
                                                                         1,569,197
-------------------------------------------------------------------------------------
Food & Beverage  0.7%
        175   Adolph Coors Co.                                              11,025
        475   Dean Foods Co.                                                16,536
        600   Fleming Cos., Inc.                                             9,413
        900   Mettler-Toledo International, Inc.(a)                         36,450
        725   Michael Foods, Inc.                                           17,400
      8,200   Nabisco Group Holding Corp.(a)                               217,300
        625   Performance Food Group Co.(a)                                 20,586
      1,125   Riviana Foods, Inc.                                           18,281

    See Notes to Financial Statements                                     15

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      4,900   Sara Lee Corp.                                      $         90,344
        700   Smithfield Foods, Inc.(a)                                     19,906
        650   Universal Foods Corp.                                         12,675
                                                                  ----------------
                                                                           469,916
-------------------------------------------------------------------------------------
Health Care  3.3%
      1,025   Apria Healthcare Group, Inc.(a)                               15,311
      1,350   Bergen Brunswig Corp.                                         11,813
        525   Datascope Corp.(a)                                            19,819
      9,300   Foundation Health Systems, Inc.(a)                           135,431
     12,800   HCA Healthcare Co.                                           435,200
      1,100   Health Care Properties Investments, Inc.                      32,725
     10,400   HEALTHSOUTH Corp.(a)                                          61,750
        100   Oxford Health Plans, Inc.(a)                                   2,394
      2,000   Pacificare Health Systems, Inc.(a)                           130,000
      1,300   Parexel International Corp.(a)                                12,919
        500   Patterson Dental Co.(a)                                       13,250
      3,975   Pharmacia Corp.                                              217,631
     14,400   Tenet Healthcare Corp.(a)                                    438,300
        525   Trigon Healthcare, Inc.(a)                                    27,825
      3,900   UnitedHealth Group, Inc.                                     319,068
        525   Varian Med Systems, Inc.                                      22,575
      5,100   Wellpoint Health Networks, Inc.(a)                           444,656
                                                                  ----------------
                                                                         2,340,667
-------------------------------------------------------------------------------------
Home Furnishings  0.1%
        525   Ethan Allen Interiors, Inc.                                   13,387
        925   Furniture Brands International, Inc.(a)                       13,702
                                                                  ----------------
                                                                            27,089
-------------------------------------------------------------------------------------
Hotels  0.1%
      6,700   Hilton Hotels Corp.                                           68,675
      8,500   Meristar Hotels & Resorts, Inc.(a)                            22,844
                                                                  ----------------
                                                                            91,519
-------------------------------------------------------------------------------------
Human Resources  0.1%
      2,300   Careerbuilder, Inc.(a)                                        18,040
        450   CDI Corp.(a)                                                   8,944

    16                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        775   Spherion Corp.(a)                                   $         14,822
                                                                  ----------------
                                                                            41,806
-------------------------------------------------------------------------------------
Insurance  2.1%
        800   Alfa Corp.                                                    14,600
      1,100   American Financial Group, Inc.                                27,500
        900   American General Corp.                                        60,019
      2,363   American International Group, Inc.                           207,162
        600   Annuity & Life Reinsurance Holdings, Ltd.                     14,775
      4,600   AXA Financial, Inc.                                          175,950
      4,500   Chubb Corp.                                                  333,000
        675   Commerce Group, Inc.                                          18,731
        415   Fidelity National Financial, Inc.                              7,340
        550   First American Financial Corp.                                 8,559
      3,100   John Hancock Financial Services, Inc.(a)                      73,238
        650   Leucadia National Corp.                                       17,347
        725   MONY Group, Inc.                                              25,919
      6,100   Old Republic International Corp.                             136,106
      1,350   Presidential Life Corp.                                       19,491
        400   Quotesmith.com, Inc.(a)                                          975
        468   Radian Group, Inc.                                            28,490
      2,600   Reinsurance Group of America, Inc.                            82,713
      6,600   SAFECO Corp.                                                 152,212
      2,200   St. Paul Companies, Inc.                                      97,762
        400   StanCorp Financial Group, Inc.                                13,800
                                                                  ----------------
                                                                         1,515,689
-------------------------------------------------------------------------------------
Internet  0.3%
        350   Agency Common Limited                                          7,547
        100   Alteon Websystems, Inc.(a)                                    13,194
      2,100   America Online, Inc.(a)                                      111,956
        100   Go2Net, Inc.(a)                                                5,906
        100   Interwoven, Inc.(a)                                            6,456
        100   ITXC Corp.(a)                                                  1,813
        375   Keynote Systems, Inc.(a)                                      14,227
        400   Liberate Technologies, Inc.(a)                                 9,175
        225   Proxicom, Inc.(a)                                              9,295
        100   Software.com, Inc.(a)                                         10,087

    See Notes to Financial Statements                                     17

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        100   Viant Corp.(a)                                      $          3,300
        100   Ziff-Davis, Inc.(a)                                            1,713
                                                                  ----------------
                                                                           194,669
-------------------------------------------------------------------------------------
Machinery  0.2%
        275   Helix Technology Corp.                                         8,938
        400   IDEX Corp.                                                    13,200
      1,025   JLG Industries, Inc.                                          10,442
        450   Kulicke & Soffa Industries, Inc.(a)                           20,306
      1,425   Lincoln Electric Holdings, Inc.(a)                            21,553
        575   Manitowoc Co., Inc.                                           14,159
        575   Milacron, Inc.                                                 8,266
        775   Terex Corp.                                                   12,787
        575   Toro Co.                                                      17,322
        100   Varian, Inc.(a)                                                4,212
                                                                  ----------------
                                                                           131,185
-------------------------------------------------------------------------------------
Media  0.9%
      6,600   AT&T Corp. Liberty Media                                     146,850
        450   Banta Corp.                                                    8,690
      2,400   Clear Channel Communications, Inc.(a)                        182,850
        300   Cumulus Media, Inc.(a)                                         2,925
        250   Entercom Communications Corp.                                  9,703
        600   Gemstar TV Guide International, Inc.                          36,488
        650   Lee Enterprises, Inc.                                         16,562
      1,000   Primedia, Inc.                                                92,250
        250   Scholastic, Corp.(a)                                          15,969
        300   Time Warner, Inc.                                             23,006
      1,100   Univision Communications, Inc.(a)                            136,675
                                                                  ----------------
                                                                           671,968
-------------------------------------------------------------------------------------
Medical Products/Services  0.5%
      2,300   Amgen, Inc.(a)                                               149,356
        700   Genentech, Inc.(a)                                           106,488
        125   Quest Diagnostics, Inc.(a)                                    12,617
      2,200   Serono SA (Switzerland)                                       59,400
                                                                  ----------------
                                                                           327,861

    18                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Metals  0.3%
        550   Cleveland-Cliffs, Inc.                              $         13,647
        850   Commercial Metals Co.                                         24,969
        525   Kaydon Corp.                                                  10,992
      2,300   Phelps Dodge Corp.                                            93,581
        375   Precision Castparts Corp.                                     23,977
        850   Worthington Industries, Inc.                                   8,978
                                                                  ----------------
                                                                           176,144
-------------------------------------------------------------------------------------
Mining  0.3%
      8,400   Freeport-McMoRan Copper & Gold, Inc.(a)                       71,925
      6,000   Newmont Mining Corp.                                         106,500
                                                                  ----------------
                                                                           178,425
-------------------------------------------------------------------------------------
Networking  0.3%
        100   Adaptec, Inc.(a)                                               2,475
        475   Anixter International, Inc.(a)                                13,805
        200   C-COR.net Corp.(a)                                             5,287
        500   Juniper Networks, Inc.(a)                                     71,219
      2,100   Metromedia Fiber Network, Inc.(a)                             73,762
        500   Network Appliance, Inc.(a)                                    43,094
                                                                  ----------------
                                                                           209,642
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.3%
      5,500   Harris Corp.                                                 188,375
      5,500   Lanier Worldwide, Inc.(a)                                      3,781
                                                                  ----------------
                                                                           192,156
-------------------------------------------------------------------------------------
Oil & Gas  1.5%
        400   Amerada Hess Corp.                                            24,200
      3,936   BP Amoco PLC                                                 205,902
      1,425   Energen Corp.                                                 32,063
        775   Helmerich & Payne, Inc.                                       24,800
      1,280   Kerr-McGee Corp.                                              70,240
      2,500   Keyspan Corp.                                                 79,375
      2,600   Marine Drilling Co., Inc.(a)                                  56,550
      2,200   Newfield Exploration Co.(a)                                   74,938

    See Notes to Financial Statements                                     19

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      1,600   Nuevo Energy Co.                                    $         24,400
      2,700   Occidental Petroleum Corp.                                    54,675
        900   Oneok, Inc.                                                   24,019
        525   Patterson Energy, Inc.                                        13,092
      1,400   Schlumberger, Ltd.                                           103,512
      3,344   Total SA, ADR (France)                                       245,993
        750   Valero Energy Corp.                                           19,453
                                                                  ----------------
                                                                         1,053,212
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.1%
        775   Berry Petroleum Co.                                           14,095
        725   Mitchell Energy & Development Corp.                           23,110
        250   St. Mary Land & Exploration Co.                                7,484
        425   Ultramar Diamond Shamrock Corp.                                9,722
                                                                  ----------------
                                                                            54,411
-------------------------------------------------------------------------------------
Paper & Packaging  1.5%
        450   Chesapeake Corp.                                              11,784
      1,500   Fort James Corp.                                              45,844
      6,900   Georgia-Pacific Corp.                                        171,206
      2,100   Georgia-Pacific Corp. (Timber Group)                          63,656
      4,100   International Paper Co.                                      139,400
      4,800   Mead Corp.                                                   121,800
      1,850   Pactiv Corp.                                                  17,113
        900   Pope & Talbot, Inc.                                           17,325
      2,050   Rayonier, Inc.                                                83,410
      2,700   Temple-Inland, Inc.                                          117,281
      3,100   Weyerhaeuser Co.                                             141,631
      4,700   Willamette Industries, Inc.                                  142,469
                                                                  ----------------
                                                                         1,072,919
-------------------------------------------------------------------------------------
Pharmaceuticals  1.2%
        325   Alpharma, Inc.                                                21,287
      3,100   American Home Products Corp.                                 164,494
        775   Bindley Western Industries, Inc.                              20,392
      1,200   Lilly (Eli) & Co.                                            124,650
      1,300   Inhale Therapeutic Systems, Inc.(a)                          105,544
      7,950   Pfizer, Inc.                                                 342,844

    20                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        600   Waters Corp.(a)                                     $         71,175
                                                                  ----------------
                                                                           850,386
-------------------------------------------------------------------------------------
Photography  0.5%
      6,100   Eastman Kodak Co.                                            334,737
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.7%
        200   Alexandria Real Estate Equities, Inc.                          7,163
        900   Amli Residential Properties Trust                             21,937
        925   Arden Reality, Inc.                                           24,512
        500   Avalonbay Communities, Inc.                                   23,562
        900   Bradley Real Estate, Inc.                                     19,350
        750   BRE Properties, Inc.                                          24,328
        875   Cabot Industrial Trust Corp.                                  17,937
        450   Camden Property Trust                                         14,063
        300   Catellus Development Corp.(a)                                  5,175
        600   Developers Diversified Reality Corp.                           9,450
        625   First Industrial Reality Trust, Inc.                          20,000
        750   Franchise Finance Corp. of America                            18,000
        625   Gables Residential Trust                                      16,992
        300   General Growth Properties, Inc.                               10,163
        750   Health Care REIT, Inc.                                        13,500
        950   Highwoods Properties, Inc.                                    25,650
        650   Hospitality Properties Trust                                  16,088
      1,800   JDN Realty Corp.                                              18,900
      2,300   Meristar Hospitality Corp.                                    51,031
      1,300   Nationwide Health Properties, Inc.                            20,475
      1,375   Reckson Associates Reality Corp.                              36,094
        850   Regency Reality Corp.                                         20,400
        200   SL Green Reality Corp.                                         5,938
        875   Summit Properties, Inc.                                       20,891
        550   Weingarten Realty Investors                                   22,756
                                                                  ----------------
                                                                           484,355
-------------------------------------------------------------------------------------
Restaurants  0.4%
      3,500   CKE Restaurants, Inc.                                         10,281
     15,400   Darden Restaurants, Inc.                                     251,213
        300   Jack in the Box, Inc.(a)                                       6,431

    See Notes to Financial Statements                                     21

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        950   Ruby Tuesday, Inc.                                  $         11,697
      2,225   Ryan's Family Steak Houses, Inc.(a)                           20,303
                                                                  ----------------
                                                                           299,925
-------------------------------------------------------------------------------------
Retail  2.6%
        575   Alberto-Culver Co.                                            17,466
      1,225   Ames Department Stores, Inc.                                   8,728
        550   BJ's Wholesale Club, Inc.(a)                                  16,466
      3,500   Consolidated Stores Corp.(a)                                  41,781
      6,700   Dillards, Inc. (Class 'A' Stock)                              91,706
        500   Dress Barn, Inc.(a)                                           10,375
      1,200   Estee Lauder Cos., Inc.                                       52,800
        275   Factory 2 U, Inc.                                             11,413
      4,075   Gap, Inc.                                                    145,936
      6,800   Home Depot, Inc.                                             351,900
      9,700   IKON Office Solutions, Inc.                                   39,406
      2,100   J.C. Penney Co., Inc.                                         33,862
     14,400   Kmart Corp.(a)                                               100,800
      3,800   Kohl's Corp.(a)                                              215,650
        400   Michaels Stores, Inc.(a)                                      17,325
        700   Pep Boys - Manny, Moe & Jack, Inc.                             4,069
      1,350   Pier 1 Imports, Inc.                                          16,116
      3,800   RadioShack Corp.                                             214,225
      1,350   Ross Stores, Inc.                                             20,756
        100   Sears, Roebuck & Co.                                           2,988
      3,400   Tiffany & Co.                                                116,450
      4,500   Toys 'R' Us, Inc.(a)                                          74,250
      1,300   Venator Group, Inc.                                           18,363
      3,800   Wal-Mart Stores, Inc.                                        208,762
        675   Zale Corp.(a)                                                 25,228
                                                                  ----------------
                                                                         1,856,821
-------------------------------------------------------------------------------------
Semiconductors  0.7%
      1,600   Applied Materials, Inc.(a)                                   121,400
        100   Cirrus Logic, Inc.(a)                                          1,938
        550   Gasonics International Corp.(a)                               13,200
      5,400   Intel Corp.                                                  360,450

    22                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        100   Micrel, Inc.(a)                                     $          5,007
                                                                  ----------------
                                                                           501,995
-------------------------------------------------------------------------------------
Shipbuilding
        275   Newport News Shipbuilding, Inc.                               11,103
-------------------------------------------------------------------------------------
Software  0.9%
        125   Allaire Corp.(a)                                               3,857
        100   Broadbase Software, Inc.(a)                                    2,356
      1,800   Broadvision, Inc.(a)                                          65,138
      1,400   Computer Associates International, Inc.                       34,738
        100   E Piphany, Inc.                                                9,306
        100   Exchange Applications, Inc.(a)                                 2,200
        800   HNC Software, Inc.(a)                                         35,300
        100   Informatica Corp.(a)                                           8,000
      3,600   Marchfirst, Inc.                                              74,475
        800   Microsoft Corp.(a)                                            55,850
        394   NetIQ Corp.(a)                                                19,011
        725   Progress Software Corp.(a)                                    10,920
        600   RSA Security, Inc.(a)                                         38,025
        100   Sapient Corp.(a)                                              11,375
        700   Sybase, Inc.(a)                                               16,888
      1,850   VERITAS Software Corp.(a)                                    188,584
        700   Verity, Inc.(a)                                               25,506
                                                                  ----------------
                                                                           601,529
-------------------------------------------------------------------------------------
Telecommunications  4.1%
        200   Advanced Fibre Communications, Inc.(a)                         8,575
      1,450   Allegiance Telecom, Inc.(a)                                   80,566
      2,400   ALLTEL Corp.                                                 147,900
      2,700   AT&T Corp.                                                    83,531
        500   Audiovox Corp.                                                 7,750
        100   Copper Mountain Networks, Inc.(a)                              7,886
        100   Ditech Communications Corp.(a)                                 4,787
        100   Dobson Communications Corp.(a)                                 2,188
      6,400   Ericsson (L.M.) AB (ADR) (Sweden)                            125,600
        600   Exodus Communications, Inc.(a)                                26,662
      4,907   General Motors Corp., Class H                                126,969

    See Notes to Financial Statements                                     23

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      5,100   Global Crossing Ltd.(a)                             $        123,994
        500   Intermedia Communications, Inc.                                8,812
      2,368   JDS Uniphase Corp.(a)                                        279,720
        325   Leap Wireless International, Inc.(a)                          20,596
        700   Level 3 Communications, Inc.(a)                               47,906
      1,000   Millicom International Cellular SA
               (Luxembourg)(a)                                              44,125
      2,100   Motorola, Inc.                                                69,431
        900   Net2000 Communications, Inc.(a)                                8,550
      2,400   Nextel Communications, Inc.(a)                               134,250
      1,600   NEXTLINK Communications(a)                                    52,900
      6,700   Nokia Corp. (ADR) (Finland)(a)                               296,895
      2,800   Nortel Networks Corp.                                        208,250
      2,218   NTL, Inc.(a)                                                  99,949
      5,500   Qwest Communications International, Inc.(a)                  258,156
      4,940   Viacom, Inc.(a)                                              327,584
      7,098   Vodafone Airtouch Group PLC, (ADR) (United
               Kingdom)                                                    306,101
                                                                  ----------------
                                                                         2,909,633
-------------------------------------------------------------------------------------
Tobacco  0.6%
      4,100   Loews Corp.                                                  257,275
      4,500   Philip Morris Companies, Inc.                                113,625
      2,700   R.J. Reynolds Tobacco Holdings, Inc.                          76,613
                                                                  ----------------
                                                                           447,513
-------------------------------------------------------------------------------------
Transportation  0.1%
        600   Alexander & Baldwin, Inc.                                     15,112
      1,125   Roadway Express, Inc.                                         26,719
        575   Sea Containers, Ltd.                                          15,094
        700   U.S. Freightways Corp.                                        19,425
                                                                  ----------------
                                                                            76,350
-------------------------------------------------------------------------------------
Utilities  0.6%
        550   California Water Service Group                                13,131
        475   CH Energy Group, Inc.                                         15,497
        525   Cleco Corp.                                                   19,359
        775   Conectiv, Inc.                                                12,836
      1,500   General Public Utilities Corp.                                39,750
        850   Equitable Resources, Inc.                                     44,253

    24                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        650   Idacorp, Inc.                                       $         24,050
      1,500   Minnesota Power & Light Co.                                   31,969
      1,650   Public Service Company of New Mexico(a)                       29,906
      2,500   Reliant Energy, Inc.                                          83,750
        775   Sierra Pacific Resources                                      10,947
      2,500   Unicom Corp.                                                 102,656
        975   Washington Gas Light Co.                                      24,010
                                                                  ----------------
                                                                           452,114
-------------------------------------------------------------------------------------
Waste Management  0.1%
        700   Waste Connections, Inc.                                       14,175
      3,700   Waste Management, Inc.                                        69,144
                                                                  ----------------
                                                                            83,319
                                                                  ----------------
              Total common stocks (cost $22,264,619)                    25,345,111
                                                                  ----------------

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES  2.6%
                                 Capital One Bank Corp., Notes,
Baa2            US$    300       6.76%, 7/23/02                                294,673
                                 General Motors Acceptance Corp.,
                                 MTN,
A2                     700        7.02%, 10/5/00                               698,467
                                 MBNA Corp., MTN,
Baa1                   900       6.875%, 7/15/04                               861,526
                                                                      ----------------
                                 Total asset backed securities
                                  (cost $1,893,241)                          1,854,666
                                                                      ----------------
CORPORATE BONDS  31.9%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.1%
                                 BE Aerospace, Inc., Sr. Sub.
                                  Notes,
B1                      50        9.50%, 11/1/08                                47,375
                                 Sequa Corp.,
Ba2                     35        9.00%, 8/1/09                                 33,950
                                                                      ----------------
                                                                                81,325

    See Notes to Financial Statements                                     25

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Airlines  0.4%
                                 Continental Airlines, Inc., Sr.
                                  Notes,
Ba2             US$     75        8.00%, 12/15/05                     $         70,036
                                 Delta Air Lines, Inc., Debs.,
Baa3                   100        9.75%, 5/15/21                               105,222
                                 Notes,
Baa3                   100        8.30%, 12/15/29                               89,652
                                 United Airlines, Inc., Debs.,
Baa3                     5        9.75%, 8/15/21                                 4,927
                                 U.S. Air, Inc., Sr. Notes,
B3                      50        9.625%, 2/1/01                                49,507
                                                                      ----------------
                                                                               319,344
-------------------------------------------------------------------------------------
Apparel  0.1%
                                 Burlington Inds., Inc., Debs.,
Ba2                    100        7.25%, 8/1/27                                 60,000
                                 Phillips-Van Heusen Corp., Sr.
                                  Sub. Notes,
B1                      15        9.50%, 5/1/08                                 13,650
                                                                      ----------------
                                                                                73,650
-------------------------------------------------------------------------------------
Auto/Equipment Rental  0.1%
                                 United Rentals, Inc., Sr. Sub.
                                  Notes,
B1                      50        9.25%, 1/15/09                                46,500
-------------------------------------------------------------------------------------
Automotive Parts  1.3%
                                 Collins & Aikman Products Co.,
                                  Sr. Sub. Notes,
B2                     110        11.50%, 4/15/06                              106,700
                                 Eagle Picher Industries, Inc.,
                                  Sr. Sub. Notes,
B3                      50        9.375%, 3/1/08                                41,500
                                 Federal Mogul Corp., Sr. Notes,
Ba2                     70        7.50%, 1/15/09                                53,550
                                 Hayes Wheels, Inc., Sr. Sub.
                                  Notes,
B2                     200        9.125%, 7/15/07                              183,000
                                 Lear Corp., Sr. Notes,
Ba1                    250        8.11%, 5/15/09                               229,375

    26                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Tenneco, Inc., Sr. Sub. Notes,
B2              US$     40        11.625%, 10/15/09                   $         35,600
                                 TRW, Inc., Notes,
Baa1                   250        8.34%, 5/15/06                               255,764
                                                                      ----------------
                                                                               905,489
-------------------------------------------------------------------------------------
Banks  1.0%
                                 Bank Tokyo Mitsubishi, Ltd.,
                                  Global Sr. Sub. Notes,
A3                     400        8.40%, 4/15/10                               403,555
                                 Export-Import Bank of Korea,
                                  Sr. Notes,
Ba2                    180        7.25%, 6/25/01                               178,911
                                 Sovereign Bancorp Inc., Sr. Note,
Ba3                     50        10.50%, 11/15/06                              50,000
Ba3                    150       10.25%, 5/15/04                               148,113
                                                                      ----------------
                                                                               780,579
-------------------------------------------------------------------------------------
Building & Products  0.1%
                                 Lennar Corp., Sr. Notes,
Ba1                     15        9.95%, 5/1/10                                 15,150
                                 Nortek, Inc., Sr. Sub. Notes,
B1                      40        9.125%, 9/1/07                                37,600
                                                                      ----------------
                                                                                52,750
-------------------------------------------------------------------------------------
Cable  1.0%
                                 Adelphia Communications Corp., Sr.
                                  Notes,
B1                     130        8.125%, 7/15/03                              120,900
                                 Century Communications Corp.,
B1                      40        9.50%, 8/15/00                                39,900
                                 Classic Cable, Inc., Sr. Sub.
                                  Notes,
B3                      20       9.375%, 8/1/09                                 16,200
B3                      20       10.50%, 3/1/10                                 17,700
                                 Coaxial Communications, Inc., Sr.
                                  Notes,
B3                      25        10.00%, 8/15/06                               23,875

    See Notes to Financial Statements                                     27

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Fox Family Worldwide, Inc.,
                                  Sr. Notes,
B1              US$     15        9.25%, 11/1/07                      $         14,175
                                 International Wire Group, Inc.,
                                  Sr. Sub. Notes
B3                     100        11.75%, 6/1/05                               100,000
                                 Lin Holdings Corp.,
                                  Sr. Disc. Notes, Zero Coupon
                                  (until 3/1/03),
B3                     115        10.00%, 3/1/08                                77,337
                                 Pecunia 1 Vermogeensverwaltung,
                                  Sr. Disc. Notes, Zero Coupon
                                  (until 7/15/05),
B3                      50        16.00%, 7/15/10                               22,250
                                 Sr. Notes,
B3                      50        14.00%, 7/15/10                               49,250
                                 Rogers Cablesystems Ltd.,
                                  Sr. Sub. Gtd. Debs.,
Ba3                     50        11.00%, 12/1/15                               55,000
                                 United Pan-European Communications
                                  (Netherlands), Sr. Notes,
B2                     200        10.875%, 8/1/09                              175,000
                                                                      ----------------
                                                                               711,587
-------------------------------------------------------------------------------------
Chemicals  0.5%
                                 Avecia Group PLC, Sr. Sub. Notes,
B2                      45        11.00%, 7/1/09                                44,887
                                 Huntsman ICI Chemicals, Inc.,
                                  Sr. Sub. Notes,
B2                      70        10.125%, 7/1/09                               71,400
                                 Huntsman Polymers Corp., Sr.
                                  Notes,
B1                      50        11.75%, 12/1/04                               50,750
                                 Lyondell Chemical Co., Sr. Sec'd.
                                  Notes,
Ba3                    100        9.875%, 5/1/07                               100,000
                                 NL Industries, Inc., Sr. Sec'd.
                                  Notes,
B1                      15        11.75%, 10/15/03                              15,263

    28                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Sterling Chemical Holdings, Inc.,
                                  Sr. Sub. Notes,
B3              US$     45        12.375%, 7/15/06                    $         46,125
B3                      60       11.75%, 8/15/06                                48,000
                                 Texas Petrochemicals Corp.,
                                  Sr. Sub. Notes,
B3                       5        11.125%, 7/1/06                                4,450
                                                                      ----------------
                                                                               380,875
-------------------------------------------------------------------------------------
Commercial Services  0.6%
                                 Cox Enterprises, Inc.,
Baa1                   300        7.5525%, 5/1/03                              300,825
                                 Metris Cos, Inc., Sr. Notes,
Ba3                    150        10.125%, 7/15/06                             142,500
                                                                      ----------------
                                                                               443,325
-------------------------------------------------------------------------------------
Computer Services  0.2%
                                 Globix Corp., Sr. Notes,
B-Pound                150        12.50%, 2/1/10                               117,000
                                 Unisys Corp., Sr. Sub. Notes,
Ba1                     50        11.75%, 10/15/04                              53,000
                                                                      ----------------
                                                                               170,000
-------------------------------------------------------------------------------------
Distribution/Wholesalers
                                 Core Mark International, Inc.,
                                  Sr. Sub. Notes,
B3                      10        11.375%, 9/15/03                               9,300
-------------------------------------------------------------------------------------
Electronics  0.2%
                                 Flextronics International Ltd.,
                                  Sr. Sub. Notes,
Ba3                     50        9.875%, 7/1/10                                50,563
                                 TNP Enterprises, Inc., Sr. Sub.
                                  Notes,
Ba3                    100        10.25%, 4/1/10                               104,250
                                                                      ----------------
                                                                               154,813

    See Notes to Financial Statements                                     29

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Energy  1.6%
                                 Aes Drax Energy Ltd., Sr. Sec'd
                                  Notes,
Ba2             US$    100        11.50%, 8/30/10                     $        102,750
                                 Cinergy Corp., Debs.,
Baa2                   700        6.125%, 4/15/04                              653,513
                                 Hollywood Park, Inc., Sr. Sub.
                                  Notes
B2                     100        9.25%, 2/15/07                               101,250
                                 Premier Parks, Inc., Sr. Notes,
B3                     250        9.75%, 6/15/07                               237,500
                                                                      ----------------
                                                                             1,095,013
-------------------------------------------------------------------------------------
Financial Services  5.9%
                                 AT & T Capital Corp., MTN, Ser. G
A1                     600        7.01%, 4/23/02                               601,275
A1                     600       6.60%, 5/15/05                                571,926
                                 Americredit Corp., Sr. Notes,
Ba1                    100        9.875%, 4/15/06                               98,000
                                 The Bear Stearns Cos., Inc., Sr.
                                  Notes,
A2                     300        6.76625%, 8/1/02                             300,193
                                 Donaldson Lufkin & Jenrette,
A3                     300        7.25%, 7/18/03                               300,000
                                 Ford Motor Credit Co.,
A2                     600        7.50%, 3/15/05                               596,592
                                 GS Escrow Corp. Sr. Note,
Ba1                    100        6.75%, 8/1/01                                 96,750
                                 Lehman Brothers Holdings, Inc.,
                                  MTN,
                                  Ser. E,
A3                     300        7.68%, 4/1/02                                301,271
                                 Midland Funding Corp.,
                                  Sr. Sec'd. Note, Ser. A
Ba3                     50        11.75%, 7/23/05                               55,507
                                 Morgan Stanley Dean Witter, MTN,
Aa3                    600        6.838%, 1/28/02                              600,672
                                 Orion Power Holdings, Inc., Sr.
                                  Notes
Ba3                    100        12.00%, 5/1/10                               105,500

    30                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 RBF Finance Co., Sr. Sec'd. Notes,
Ba3             US$    175        11.00%, 3/15/06                     $        189,000
                                 Salomon Smith Barney, Inc.,
                                  Sr. Notes,
Aa3                    300        7.06%, 7/18/07                               299,919
                                 Stone Container Finance Co., Sr.
                                  Notes,
B2                      10        11.50%, 8/15/06                               10,363
                                                                      ----------------
                                                                             4,126,968
-------------------------------------------------------------------------------------
Food & Beverage  0.5%
                                 Agrilink Foods, Inc., Sr. Sub.
                                  Notes,
B3                      50        11.875%, 11/1/08                              38,000
                                 Aurora Foods, Inc., Sr. Sub.
                                  Notes,
B1                      90        9.875%, 2/15/07                               56,025
                                 Del Monte Foods Co., Sr. Disc.
                                  Notes, Zero Coupon (until
                                  12/15/02),
Caa1                    50        12.50%, 12/15/07                              37,500
                                 Pilgrim's Pride Corp., Sr. Sub.
                                  Notes,
B1                     100        10.875%, 8/1/03                              100,250
                                 Stater Brothers Holdings, Inc.,
                                  Sr. Notes,
B2                      35        10.75%, 8/15/06                               30,975
                                 Vlasic Foods International, Inc.,
                                  Sr. Sub. Notes,
B2                     105        10.25%, 7/1/09                                53,025
                                                                      ----------------
                                                                               315,775
-------------------------------------------------------------------------------------
Gaming  1.8%
                                 Boyd Gaming Corp., Sr. Sub. Notes,
B1                      50        9.50%, 7/15/07                                48,000
                                 Circus Circus Enterprises, Inc.,
                                  Debs.,
Baa3                   100        6.70%, 11/15/96                               91,967
                                 Sr. Sub. Notes,
Ba2                    100        6.45%, 2/1/06                                 86,577
                                 Coast Hotels & Casinos, Inc.,
                                  Sr. Sub. Notes,
B3                      75        9.50%, 4/1/09                                 71,625

    See Notes to Financial Statements                                     31

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Harrahs Casinos, Inc., Gtd. Sr.
                                  Sub. Notes,
Ba2             US$     60        7.875%, 12/15/05                    $         56,925
                                 Harveys Casino Resorts, Sr. Sub.
                                  Notes,
B2                     100        10.625%, 6/1/06                              102,000
                                 Horseshoe Gaming Holding Corp.,
                                  Sr. Sub. Notes,
B2                      30        8.625%, 5/15/09                               28,538
                                 International Game Technology
                                  Corp.,
                                  Sr. Notes,
Ba1                    600        7.875%, 5/15/04                              579,000
                                 Mohegan Tribal Gaming Auth., Sr.
                                  Notes,
Ba2                    150        8.125%, 1/1/06                               143,625
                                 Park Place Entertainment Corp.,
                                  Sr. Sub. Notes,
Ba2                     20        9.375%, 2/15/07                               20,100
                                 Station Casinos, Inc., Sr. Notes,
B1                      40        9.875%, 7/1/10                                40,000
                                                                      ----------------
                                                                             1,268,357
-------------------------------------------------------------------------------------
Health Care  1.9%
                                 Abbey Healthcare Group, Inc.,
                                  Sr. Sub. Notes,
B2                     140        9.50%, 11/1/02                               138,600
                                 Columbia/HCA Healthcare Corp.,
                                  Debs.,
Ba2                     55       7.05%, 12/1/27                                 42,350
Ba2                     20       7.50%, 11/15/95                                15,100
Ba2                    300       6.73%, 7/15/45                                278,250
Ba2                    100       7.69%, 6/15/25                                 83,000
                                 Concentra Operating Corp.,
                                  Sr. Sub. Notes,
B3                      25        13.00%, 8/15/09                               21,500
                                 HEALTHSOUTH Corp., Sr. Notes,
Baa3                    45        6.875%, 6/15/05                               38,569

    32                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Integrated Health Services, Inc.,
                                  Sr. Sub. Notes,
C               US$    350(b)     9.25%, 1/15/08                      $          6,564
                                 Lifepoint Hospitals Holdings,
                                  Inc.,
                                  Sr. Sub. Notes,
B3                      25        10.75%, 5/15/09                               26,000
                                 Long Island College Hosp.,
                                  Rev., FHA Mtge., Ser. B,
Aa2                    500        8.90%, 8/15/30                               507,341
                                 Magellan Health Services, Inc.,
                                  Sr. Sub. Notes,
B3                      50        9.00%, 2/15/08                                26,250
                                 Tenet Healthcare Corp.,
                                  Sr. Sub. Notes, Ser. B,
Ba3                     85        8.125%, 12/1/08                               80,112
                                 Triad Hospitals, Sr. Sub. Notes,
B3                      50        11.00%, 5/15/09                               51,750
                                                                      ----------------
                                                                             1,315,386
-------------------------------------------------------------------------------------
Industrials  0.7%
                                 AES Drax Holdings, Ltd., Sr.
                                  Sec'd. Notes,
Baa3                   100        10.41%, 12/31/20                             103,536
                                 Purina Mills, Inc., Sr. Sub.
                                  Notes,
B2                     350        9.00%, 3/15/10                               101,500
                                 United International Holdings,
                                  Inc., Sr. Disc.
                                  Notes, Zero Coupon (until
                                  2/15/03),
B3                     350        10.75%, 2/15/08                              252,000
                                                                      ----------------
                                                                               457,036
-------------------------------------------------------------------------------------
Internet  0.3%
                                 Exodus Communications, Inc., Sr.
                                  Notes,
B3                      50       10.75%, 12/15/09                               48,750
B3                      70       11.625%, 7/15/10                               70,525
                                 PSI Net, Inc., Sr. Notes,
B3                      80        11.00%, 8/1/09                                64,800

    See Notes to Financial Statements                                     33

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Verio, Inc., Sr. Notes,
B3              US$      5       11.25%, 12/1/08                      $          5,788
B3                      30       10.625%, 11/15/09                              33,900
                                                                      ----------------
                                                                               223,763
-------------------------------------------------------------------------------------
Lodging  0.1%
                                 ITT Corp., Debs.,
Ba1                    115        7.375%, 11/15/15                              96,283
-------------------------------------------------------------------------------------
Machinery  0.2%
                                 Applied Power, Inc., Sr. Sub.
                                  Notes,
B1                     150        8.75%, 4/1/09                                164,625
-------------------------------------------------------------------------------------
Manufacturing  0.3%
                                 Corning Consumer Products Co.,
                                  Sr. Sub. Notes,
B3                      50        9.625%, 5/1/08                                32,500
                                 Foamex JPS Automotive LLC,
                                  Sr. Sub. Notes,
B1                      60        11.125%, 6/15/01                              61,200
                                 Gentek, Inc., Sr. Sub. Notes,
B2                      75        11.00%, 8/1/09                                75,750
                                 Polymer Group, Inc., Sr. Sub.
                                  Notes,
B2                      20        8.75%, 3/1/08                                 16,400
                                 Venture Holdings, Inc., Sr. Notes,
B2                      40        9.50%, 7/1/05                                 30,400
                                                                      ----------------
                                                                               216,250
-------------------------------------------------------------------------------------
Media  1.6%
                                 Ackerley Group, Inc., Sr. Sub.
                                  Notes,
B2                     200        9.00%, 1/15/09                               187,000
                                 Alliance Atlantis Communications,
                                  Inc.,
                                  Sr. Sub. Notes,
B2                      20        13.00%, 12/15/09                              51,250
                                 Imax Corp., Sr. Notes,
Ba2                     15        7.875%, 12/1/05                               14,400

    34                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Paxson Communications Corp.,
                                  Sr. Sub. Notes,
B3              US$     50        11.625%, 10/1/02                    $         51,125
                                 Seagram, Joseph E. & Sons, Inc.,
                                  Sr. Notes,
Baa3                   200        6.25%, 12/15/01                              196,598
                                 Time Warner, Inc., Sr. Notes,
Baa3                   600        6.10%, 12/30/01                              589,200
                                                                      ----------------
                                                                             1,089,573
-------------------------------------------------------------------------------------
Metals  0.3%
                                 Golden Northwest Aluminum, Inc.,
                                  First Mtge. Notes,
B2                      10        12.00%, 12/15/06                              10,150
                                 Kaiser Aluminum & Chemical Corp.,
                                  Sr. Notes,
B1                      75        9.875%, 2/15/02                               72,094
                                 LTV Corp., Sr. Notes,
Ba3                     70        11.75%, 11/15/09                              59,850
                                 WHX Corp., Sr. Sub. Notes,
B3                      65        10.50%, 4/15/05                               52,000
                                                                      ----------------
                                                                               194,094
-------------------------------------------------------------------------------------
Miscellaneous Services  0.3%
                                 Fresenius Med. Care Cap. Trust
                                  III,
                                  Gtd. Notes,
Ba3                    200        7.875%, 2/1/08                               187,000
                                 IT Group, Inc., Sr. Sub. Notes,
B3                      50        11.25%, 4/1/09                                44,500
                                 Sun World International, Inc.,
                                  First Mtge. Notes,
B2                       5        11.25%, 4/15/04                                4,763
                                                                      ----------------
                                                                               236,263
-------------------------------------------------------------------------------------
Networking  0.5%
                                 Intersil Corp., Sr. Sub. Notes,
B1                      35        13.25%, 8/15/09                               40,250

    See Notes to Financial Statements                                     35

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Metromedia Fiber Network, Inc.,
                                  Sr. Notes,
B2              US$     85        10.00%, 12/15/09                    $         82,450
                                 Williams Communications Group,
                                  Inc.,
                                  Sr. Notes,
B2                     275        10.875%, 10/1/09                             261,250
                                                                      ----------------
                                                                               383,950
-------------------------------------------------------------------------------------
Oil & Gas  0.6%
                                 Canadian Forest Oil, Ltd., Sr.
                                  Sub. Notes,
B2                      30        8.75%, 9/15/07                                28,800
                                 Comstock Resources, Inc., Sr. Sub.
                                  Notes,
B2                      55        11.25%, 5/1/07                                55,550
                                 Eott Energy Partners LP, Sr.
                                  Notes,
Ba2                     80        11.00%, 10/1/09                               81,600
                                 Houston Exploration Co., Sr. Sub.
                                  Notes,
B2                      15        8.625%, 1/1/08                                14,400
                                 Leviathan Gas Pipeline LP, Sr.
                                  Sub. Notes,
Ba2                     25        10.375%, 6/1/09                               25,750
                                 Parker Drilling Co., Sr. Notes,
B1                      55        9.75%, 11/15/06                               53,075
                                 Plains Resources, Inc., Sr. Sub.
                                  Notes,
B2                      20        10.25%, 3/15/06                               20,150
                                 Swift Energy Co., Sr. Sub. Notes,
B2                      40        10.25%, 8/1/09                                40,600
                                 Vintage Petroleum, Inc., Sr. Sub.
                                  Notes,
B1                      70        9.75%, 6/30/09                                71,400
                                                                      ----------------
                                                                               391,325
-------------------------------------------------------------------------------------
Paper & Packaging  1.3%
                                 Ball Corp., Sr. Sub. Notes,
B1                     200        8.25%, 8/1/08                                192,000
                                 Doman Industries Ltd. (Canada),
                                  Sr. Notes,
B1                      45        8.75%, 3/15/04                                36,900

    36                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Sr. Notes, Ser. B,
B1              US$     20        9.25%, 11/15/07                     $         15,200
                                 Norampac, Inc., Sr. Notes,
B2                      10        9.50%, 2/1/08                                  9,800
                                 Owens-Illinois, Inc., Sr. Notes,
Ba1                    100        7.85%, 5/15/04                                92,171
                                 Packaged Ice, Inc., Sr. Notes,
B3                     106        9.75%, 2/1/05                                 90,100
                                 Radnor Holdings, Inc., Sr. Notes,
B2                     100        10.00%, 12/1/03                               89,000
                                 Repap New Brunswick (Canada),
                                  Inc.,
                                  Sr. Sec'd. Notes,
Caa                     75        10.625%, 4/15/05                              68,625
                                 Silgan Holdings, Inc., Sr. Sub.
                                  Deb.,
B1                     100        9.00%, 6/1/09                                 91,500
                                 Stone Container Corp., Mtg. Notes,
B1                      10        10.75%, 10/1/02                               10,100
                                 Sr. Sub. Deb.,
B3                     200        12.25%, 4/1/02                               201,000
                                                                      ----------------
                                                                               896,396
-------------------------------------------------------------------------------------
Pharmaceuticals  0.2%
                                 Bio Rad Labs, Inc., Sr. Sub.
                                  Notes,
B2                      20        11.625%, 2/15/07                              20,900
                                 ICN Pharmaceuticals, Inc., Sr.
                                  Notes,
Ba3                    100        8.75%, 11/15/08                               98,250
                                                                      ----------------
                                                                               119,150
-------------------------------------------------------------------------------------
Printing & Publishing  0.3%
                                 Mail-Well Corp., Sr. Sub. Notes,
B1                     250        8.75%, 12/15/08                              215,000
                                 Transwestern Publishing Co.,
                                  Sr. Sub. Notes,
B2                      20        9.625%, 11/15/07                              19,500
                                                                      ----------------
                                                                               234,500

    See Notes to Financial Statements                                     37

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Real Estate  0.4%
                                 HMH Properties, Inc., Sr. Notes,
Ba2             US$    185        8.45%, 12/1/08                      $        172,050
                                 Intrawest Corp., Sr. Notes,
B1                     100        10.50%, 2/1/10                               103,500
                                                                      ----------------
                                                                               275,550
-------------------------------------------------------------------------------------
Recreation  0.1%
                                 Bally's Total Fitness Holdings,
                                  Sr. Sub. Notes,
B3                      80        9.875%, 10/15/07                              73,200
-------------------------------------------------------------------------------------
Restaurants  1.0%
                                 Advantica Restaurant Group, Inc.,
                                  Sr. Notes,
B3                      70        11.25%, 1/15/08                               46,200
                                 Carrols Corp., Sr. Sub. Notes,
B2                     350        9.50%, 12/1/08                               290,500
                                 Felcor Suites LP, Gtd. Sr. Notes,
Ba2                    350        7.375%, 10/1/04                              317,625
                                 Sbarro, Inc., Sr. Notes,
Ba3                     25        11.00%, 9/15/09                               25,750
                                                                      ----------------
                                                                               680,075
-------------------------------------------------------------------------------------
Retail  0.1%
                                 Musicland Group, Inc., Sr. Sub.
                                  Notes,
B2                      50        9.00%, 6/15/03                                46,500
-------------------------------------------------------------------------------------
Schools  0.1%
                                 Kindercare Learning Center, Inc.,
                                  Sr. Sub. Notes,
B3                      80        9.50%, 2/15/09                                73,200
-------------------------------------------------------------------------------------
Semiconductors
                                 SCG Holding Corp., Sr. Notes,
B2                      32        12.00%, 8/1/09                                34,400

    38                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Sovereign Bonds  0.3%
                                 State of Qatar, Sr. Notes,
Baa2            US$    200        9.75%, 6/15/30                      $        202,500
-------------------------------------------------------------------------------------
Steel  0.1%
                                 Algoma Steel, Inc., First Mtge.
                                  Notes,
B2                      40        12.375%, 7/15/05                              35,600
                                 National Steel Corp., Notes,
Ba3                     15        9.875%, 3/1/09                                13,238
                                 Sheffield Steel Corp., First Mtge.
                                  Notes,
Caa2                    20        11.50%, 12/1/05                               12,800
                                                                      ----------------
                                                                                61,638
-------------------------------------------------------------------------------------
Telecommunications  3.3%
                                 Clearnet Communications, Inc.,
                                  Sr. Disc. Notes, Zero Coupon
                                  (until 5/01/04)
B3                      10        10.125%, 5/1/09                                5,800
                                 Fairpoint Commerce, Sr. Sub. Note,
B3                      40        12.50%, 5/1/10                                40,400
                                 Focal Communications Corp., Sr.
                                  Notes,
B3                     125        11.875%, 1/15/10                             124,375
                                 Global Crossing Holdings Ltd., Sr.
                                  Notes,
Ba2                    250        9.50%, 11/15/09                              243,750
                                 Hyperion Telecom, Sr. Disc. Notes,
                                  Zero Coupon (until 4/15/01)
B3                      40        13.00%, 4/15/03                               35,400
                                 Level 3 Communications, Inc., Sr.
                                  Disc. Notes, Zero Coupon (until
                                  12/1/03),
B3                      30       10.50%, 12/1/08                                17,625
                                 Zero Coupon (until 3/15/05)
B3                     250        12.875%, 3/15/10                             132,500
                                 Sr. Notes,
B3                      55        11.00%, 3/15/08                               52,250
                                 McleodUSA, Inc., Sr. Notes,
B1                      95        8.125%, 2/15/09                               85,261

    See Notes to Financial Statements                                     39

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Microcell Telecommunications, Sr.
                                  Disc. Notes, Zero Coupon (until
                                  6/1/04),
B3              US$    250        12.00%, 6/1/09                      $        168,750
                                 Millicom International Cellular,
                                  Sr. Disc. Notes, Zero Coupon
                                  (until 6/1/01),
B3                      45        13.50%, 6/1/06                                39,375
                                 Netia Holdings BV, (Poland), Gtd.
                                  Sr. Disc. Notes, Zero Coupon
                                  (until 11/1/01),
B2                     100        11.25%, 11/1/07                               71,500
                                 Nextel Communications, Inc., Sr.
                                  Notes,
B2                     175       10.75%, 6/1/09                                171,500
B1                     130       9.375%, 11/15/09                              124,150
                                 Sr. Disc. Notes, Zero Coupon
                                  (until 9/15/02)
B1                     155        10.65%, 9/15/07                              120,900
                                 NTL Communications Corp., Sr.
                                  Notes,
                                  Zero Coupon (until 10/01/03)
B2                     250        12.375%, 10/1/08                             161,250
                                 Primus Telecommunications, Inc.,
                                  Sr. Notes,
B3                     100        12.75%, 10/15/09                              60,000
                                 RCN Corp., Sr. Notes,
B3                      25        10.125%, 1/15/10                              20,000
                                 Spectrasite Holdings, Inc., Sr.
                                  Disc. Notes, Zero Coupon (until
                                  3/15/05),
B3                     140        12.875%, 3/15/10                              78,400
                                 Tritel PCS, Inc., Sr. Sub. Disc.
                                  Notes,
                                  Zero Coupon (until 5/15/04)
B3                      55        12.75%, 5/15/09                               40,425
                                 Vodafone Airtouch PLC, Notes,
A2                     300        7.00%, 12/19/01                              301,038
                                 Voicestream Wireless Corp., Sr.
                                  Disc. Notes, Zero Coupon (until
                                  11/15/04),
>B2                    120       11.875%, 11/15/09                              84,600
                                 Sr. Notes,
B2                      80        10.375%, 11/15/09                             86,400

    40                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Worldwide Fiber, Inc. Sr. Sub.
                                  Notes,
B3              US$     30        12.00%, 8/1/09                      $         26,850
                                                                      ----------------
                                                                             2,292,499
-------------------------------------------------------------------------------------
Transportation  0.1%
                                 American Commercial Lines LLC, Sr.
                                  Notes,
B1                      50        10.25%, 6/30/08                               42,000
-------------------------------------------------------------------------------------
Utilities  1.2%
                                 AES Corp., Sr. Notes,
Ba1                    150        9.50%, 6/1/09                                151,500
                                 Niagara Mohawk Power Corp., Sr.
                                  Notes,
Ba2                    529       7.00%, 10/1/00                                528,464
Baa3                   151       7.125%, 7/1/01                                150,709
                                                                      ----------------
                                                                               830,673
-------------------------------------------------------------------------------------
Waste Management  1.2%
                                 Atlanta Georgia Wtr. and
                                  Wastewtr.,
                                  Rev. Ref. Ser. A,
Aaa                    600        5.00%, 11/1/38                               526,482
                                 Allied Waste of North America,
                                  Inc.,
                                  Sr. Notes,
Ba3                    150        7.875%, 1/1/09                               132,000
                                 Sr. Sub. Notes,
B2                      25        10.00%, 8/1/09                                21,625
                                 Waste Management, Inc., Sr. Notes,
Ba1                    150        6.00%, 5/15/01                               146,316
                                                                      ----------------
                                                                               826,423
                                                                      ----------------
                                 Total corporate bonds (cost
                                  $23,542,704)                              22,392,902
                                                                      ----------------
CONVERTIBLE BONDS  1.0%
-------------------------------------------------------------------------------------
Financial Services  0.6%
                                 Hellenic Finance Corp.,
A3                EURO 500        2.00%, 7/15/03                               451,839

    See Notes to Financial Statements                                     41

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Utilities  0.4%
                                 Alliant Energy Resources, Inc.,
A3              US$      5        7.25%, 2/15/30                      $        303,125
                                                                      ----------------
                                 Total convertible bonds (cost
                                  $560,750)                                    754,964
                                                                      ----------------
MORTGAGE-RELATED SECURITIES  6.5%
-------------------------------------------------------------------------------------
                                 Bear Stearns Mortgage Securities,
                                  Inc.,
                                  Series 1997-7, Class A-9
Aaa                    600        7.00%, 2/25/28                               565,308
                                 GE Capital Mortgage Services,
                                  Inc.,
                                  Series 1999-15, Class 16,
AAAPound               403        6.75%, 8/25/29                               396,852
                                 Mellon Residental Funding Corp.,
                                  Series 1999, Class A-3,
Aaa                    500        6.58%, 7/25/29                               490,927
                                 Merrill Lynch Mortgage Investors,
                                  Inc., Series 1998-F1,
AAAPound                63        6.78%, 1/20/28                                63,119
                                 Nationslink Funding Corp.,
                                  Series 1999-Sl, Class A-3,
Aaa                    500        6.297%, 12/10/02                             490,190
                                 PNC Mortgage Securities Corp.,
                                  Series 1995-2, Class A-4,
Aa1                    550        6.75%, 6/25/16                               540,928
                                 Series 1999, Class A-3,
AAAPound               500        7.25%, 10/25/29                              482,104
                                 Series 1999-8, Class A-5,
AAAPound               676        6.75%, 8/25/29                               666,240
                                 Residential Funding Mortgage,
                                  Inc.,
                                  Series 1997 S-19, Class A-3,
AAAPound               805        6.50%, 12/25/12                              762,472
                                                                      ----------------
                                 Total mortgage-related securities
                                  (cost $4,537,483)                          4,458,140
                                                                      ----------------

    42                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES  0.6%
              Government of Germany,
    EURO 20   6.25%, 1/4/24                                        $         20,316
         70   6.25%, 1/4/30                                                  73,009
   PLN  500   Government of Poland,
               3.50% (until 10/27/00)
               5.00%, 10/27/24                                              333,467
                                                                   ----------------
              Total foreign government securities (cost
               $397,149)                                                    426,792
                                                                   ----------------
U.S. GOVERNMENT AND AGENCY SECURITIES  28.9%
US$   1,000   Federal Home Loan Mortgage Corp.,
               7.00%, 3/31/26                                               966,560
      1,799   Debs.,
               10.00%, 5/15/20                                            1,877,284
              Federal National Mortgage Association,
        546   6.50%, 5/1/06                                                 535,958
        262   5.00%, 4/1/14                                                 239,072
        348   5.00%, 4/1/14                                                 317,031
      1,000   7.50%, 1/31/27                                                985,310
              Government National Mortgage Association,
         91   6.75%, 9/20/22                                                 91,949
        585   7.50%, 12/15/28                                               579,569
      3,500   6.00%, 9/30/27                                              3,222,205
      2,500   6.50%, 3/31/27                                              2,370,325
        600   7.50%, 1/31/26                                                594,564
      2,000   8.50%, 12/31/24                                             2,041,880
      1,500   8.50%, 12/31/24                                             1,524,367
      1,075   United States Department Veteran Affairs,
               6.83501%, 1/15/30                                          1,026,648
      1,500   United States Treasury Bond, Principal Only,
               11.25%, 02/15/15                                             624,405
              United States Treasury Notes,
        645   3.625%, 7/15/02                                               642,838
        324   3.375%, 1/15/07                                               312,392
      1,776   3.875%, 1/15/09, TIPS                                       1,755,107

    See Notes to Financial Statements                                     43

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              United States Treasury Security, Interest only,
$     1,000   Zero Coupon, 5/15/11                                 $        516,710
                                                                   ----------------
              Total U. S. government and agency securities (cost
               $20,213,183)                                              20,224,174
                                                                   ----------------
              Total debt obligations (cost $51,144,510)                  50,111,638
                                                                   ----------------
              Total long-term investments (cost $73,409,129)             75,456,749
                                                                   ----------------
SHORT-TERM INVESTMENTS  10.6%
COMMERCIAL PAPER  2.7%
              Edison Mission Midwest Holdings,
        400   6.85%, 9/7/00                                                 397,184
      1,000   6.78%, 9/13/00                                                991,902
        200   Reseau Ferre De France,
               6.52%, 10/26/00                                              196,885
              Washington Mutual Finance,
        300   6.70%, 8/28/00                                                298,492
                                                                   ----------------
              Total commercial paper (cost $1,884,463)                    1,884,463
                                                                   ----------------
REPURCHASE AGREEMENT  7.9%
      5,540   Joint Repurchase Agreement Account,
               6.538%, 8/1/00
               (cost $5,540,000; Note 5)                                  5,540,000
                                                                   ----------------
              Total short-term investments (cost $7,424,463)              7,424,463
                                                                   ----------------
              Total Investments  118.2%
               (cost $80,833,592; Note 4)                                82,881,212
              Liabilities in excess of other assets  (18.2)%            (12,756,727)
                                                                   ----------------
              Net Assets  100%                                     $     70,124,485
                                                                   ----------------
                                                                   ----------------

    44                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

------------------------------
(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non income producing security.
Pound S&P rating.
AB--Aktiebolag (Swedish stock company).
ADR--American Depository Receipt.
FHA--Federal Housing Administration.
LLC--Limited Liability Company.
LP--Limited Partnership.
MTN--Medium-Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
N.V.--Naamloze Vennootschaap (Dutch Corporation).
PLC--Public Limited Company.
SA--Societe Anonyme (French Corporation).
TIPS--Treasury Inflation Protection Securities.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     45

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Statement of Assets and Liabilities

                                July 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $80,833,592)                              $ 82,881,212
Cash                                                                       192,862
Foreign currency, at value (cost $7,661)                                     7,499
Receivable for investments sold                                          3,116,083
Interest and dividends receivable                                          553,306
Receivable for Fund shares sold                                            168,946
Unrealized appreciation on forward currency contracts                        3,595
Deferred expenses and other assets                                             368
                                                                     -------------
      Total assets                                                      86,923,871
                                                                     -------------
LIABILITIES
Payable for investments purchased                                       15,944,320
Payable for Fund shares reacquired                                         556,549
Accrued expenses and other liabilities                                     176,487
Distribution fee payable                                                    49,613
Management fee payable                                                      44,439
Payable for swaps purchased                                                 16,228
Unrealized depreciation on interest rate swaps                              11,016
Foreign withholding tax payable                                                734
                                                                     -------------
      Total liabilities                                                 16,799,386
                                                                     -------------
NET ASSETS                                                            $ 70,124,485
                                                                     -------------
                                                                     -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                              $      6,344
   Paid-in capital in excess of par                                     61,755,125
                                                                     -------------
                                                                        61,761,469
   Undistributed net investment income                                     392,105
   Accumulated net realized gain on investments                          5,937,943
   Net unrealized appreciation on investments, foreign currency
      and interest rate swaps transactions                               2,032,968
                                                                     -------------
Net assets, July 31, 2000                                             $ 70,124,485
                                                                     -------------
                                                                     -------------

    46                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                     July 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($14,514,046 /
      1,312,702 shares of beneficial interest issued and
      outstanding)                                                          $11.06
   Maximum sales charge (5% of offering price)                                 .58
                                                                     -------------
   Maximum offering price to public                                         $11.64
                                                                     -------------
                                                                     -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($43,837,693 / 3,965,946 shares of beneficial
      interest issued and outstanding)                                      $11.05
                                                                     -------------
                                                                     -------------
Class C:
   Net asset value and redemption price per share ($11,301,315 /
      1,022,356 shares of beneficial interest issued and
      outstanding)                                                          $11.05
   Sales charge (1% of offering price)                                         .11
                                                                     -------------
   Offering price to public                                                 $11.16
                                                                     -------------
                                                                     -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($471,430 / 42,653 shares of beneficial interest
      issued and outstanding)                                               $11.05
                                                                     -------------
                                                                     -------------

    See Notes to Financial Statements                                     47

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                       July 31,
                                                                         2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                           $3,500,952
   Dividends (net of foreign withholding taxes of $1,304)                297,390
                                                                     ------------
      Total income                                                     3,798,342
                                                                     ------------
Expenses
   Management fee                                                        558,132
   Distribution fee--Class A                                              31,338
   Distribution fee--Class B                                             365,743
   Distribution fee--Class C                                             129,543
   Custodian's fees and expenses                                         300,000
   Transfer agent's fees and expenses                                     63,000
   Reports to shareholders                                                63,000
   Registration fees                                                      60,000
   Audit fee                                                              25,000
   Legal fees                                                             14,000
   Amortization of offering costs                                          9,033
   Trustees' fees and expenses                                             6,000
   Miscellaneous                                                           2,929
                                                                     ------------
      Total expenses                                                   1,627,718
                                                                     ------------
Net investment income                                                  2,170,624
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain on:
   Investment transactions                                             6,219,031
   Foreign currency transactions                                          65,465
   Swaps                                                                  52,224
                                                                     ------------
                                                                       6,336,720
                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          (221,530)
   Foreign currencies                                                     21,185
   Swaps                                                                 (11,016)
                                                                     ------------
                                                                        (211,361)
                                                                     ------------
Net gain on investments                                                6,125,359
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $8,295,983
                                                                     ------------
                                                                     ------------

    48                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Statement of Changes in Net Assets

                                                  Year         November 18, 1998(a)
                                                  Ended              Through
                                              July 31, 2000       July 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations
   Net investment income                      $   2,170,624        $  1,315,456
   Net realized gain on investment and
      foreign currency transactions               6,336,720             577,710
   Net change in unrealized
      appreciation/(depreciation) of
      investments, foreign currencies and
      swaps                                        (211,361)          2,244,329
                                              -------------    --------------------
   Net increase in net assets resulting
      from operations                             8,295,983           4,137,495
                                              -------------    --------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                      (419,711)           (118,082)
      Class B                                    (1,002,217)           (278,242)
      Class C                                      (337,721)           (155,747)
      Class Z                                      (348,570)           (637,575)
                                              -------------    --------------------
                                                 (2,108,219)         (1,189,646)
                                              -------------    --------------------
   Distributions from net realized gains on
      investment transactions
      Class A                                      (113,245)                 --
      Class B                                      (387,774)                 --
      Class C                                      (152,973)                 --
      Class Z                                      (219,765)                 --
                                              -------------    --------------------
                                                   (873,757)                 --
                                              -------------    --------------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold              $  35,877,305        $107,208,098
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               2,861,038           1,162,526
   Cost of shares reacquired                    (48,138,088)        (37,138,250)
                                              -------------    --------------------
   Net decrease in net assets from Fund
      share transactions                         (9,399,745)         71,232,374
                                              -------------    --------------------
Total increase/(decrease)                        (4,085,738)         74,180,223
NET ASSETS
Beginning of year                                74,210,223              30,000
                                              -------------    --------------------
End of year(b)                                $  70,124,485        $ 74,210,223
                                              -------------    --------------------
                                              -------------    --------------------
------------------------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment
    income of                                 $     392,105        $    236,864
                                              -------------    --------------------

    See Notes to Financial Statements                                     49

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements

      Prudential Diversified Funds (the 'Trust') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of three Portfolios: Prudential Diversified Conservative Growth Fund (the 'Fund'), Prudential Diversified Moderate Growth Fund and Prudential Diversified High Growth Fund. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund had no significant operations other than the issuance of 750 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $30,000 on September 2, 1998 to Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'). The Fund commenced investment operations on November 18, 1998. Jennison Associates, The Prudential Investment Corporation, Pacific Investment Management Company, Franklin Advisers, Inc. and The Dreyfus Corporation are the Fund's 'Advisers'.

      The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value, after that period, such securities are valued in good faith under procedures adopted by the Trustees.
    50

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

     Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
                                                                          51

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
    52

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Offering Cost:    The Fund incurred $77,498 in connection with
the initial offering of the Fund. Offering costs were amortized over a period of 12 months ended November 1999.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified
                                                                          53

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $92,836, decrease accumulated net realized gain on investments by $83,803, and decrease paid-in capital by $9,033 for the period ended July 31, 2000, due to realized and recognized currency gains during the period and certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, computed daily and paid monthly, equal to the annual rate specified below based on the average daily net assets of the Fund segments they manage.

                                              Fee Paid By PIFM
            Advisers                             to Advisers
---------------------------------      -------------------------------
Jennison Associates LLC                .30% with respect to the first
  ('Jennison')                         $300 million; .25% for amounts
                                       in excess of $300 million
The Prudential Investment
  Corporation ('PIC')                  .375%1
Pacific Investment Management
  Company                              .25%
Franklin Advisers, Inc.                .50%
The Dreyfus Corporation                .45%
1Prior to January 1, 2000, PIC was reimbursed by PIFM for its reasonable costs and expenses.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by
    54

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended July 31, 2000.

      PIMS has advised the Fund that it has received approximately $90,500 and $28,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2000.

      PIMS has advised the Fund that for the year ended July 31, 2000, it has received approximately $112,000 and $33,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the period ended July 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Trust's transfer agent. During the year ended July 31, 2000, the Fund incurred fees of approximately $54,000 for the services of PMFS. As of July 31, 2000 approximately $5,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2000 were $190,136,013 and $196,606,023, respectively.
                                                                          55

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

      At July 31, 2000, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                          Value at
         Foreign Currency              Settlement Date       Value at
          Sale Contracts                   Payable         July 31, 2000     Appreciation
-----------------------------------    ---------------     -------------     ------------
Euro,
  expiring 8/14/00                        $ 558,385          $ 554,790          $3,595
                                       ---------------     -------------     ------------
                                       ---------------     -------------     ------------

      The Fund entered into 6 interest rate swap agreements. Under the agreement the Fund receives a floating rate and pays a respective fixed rate. Details of the swaps at July 31, 2000 are as follows:

Notional                                                   Unrealized
 Amount      Fixed        Floating       Termination      Appreciation
 (000)        Rate          Rate             Date        (Depreciation)
--------     ------    --------------    ------------    --------------
 $   20      6.25%     6 month LIBOR      1/4/24(c)         $ (3,573)
     80      6.175     6 month LIBOR      5/22/30(a)          (1,479)
  2,500      7.75      3 month LIBOR      1/1/01(b)            6,250
  1,300      7.498     3 month LIBOR      5/8/03(b)          (11,546)
    500      7.00      3 month LIBOR      9/15/00(b)            (353)
    500      7.00      3 month LIBOR      9/22/00(a)            (315)
                                                         --------------
                                                            $(11,016)
                                                         --------------
                                                         --------------

------------------------------
(a) Counterparty--Goldman Sachs
(b) Counterparty--Morgan Stanley Dean Witter
(c) Counterparty--J.P. Morgan

      The United States federal income tax basis of the Fund's investments, including short-term investments, as of July 31, 2000 was $81,030,809; accordingly, net unrealized appreciation on investments for federal income tax purposes was $1,850,403 (gross unrealized appreciation--$5,941,922, gross unrealized depreciation--$4,091,519).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2000, the Fund had a 1.0% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $5,540,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
    56

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

      ABN AMRO Incorporated, 6.56%, in the principal amount of $100,000,000, repurchase price $100,018,222, due 8/1/00. The value of the collateral including accrued interest was $102,000,029.

      Bear, Stearns & Co. Inc., 6.55%, in the principal amount of $100,000,000, repurchase price $100,018,194, due 8/1/00. The value of the collateral including accrued interest was $102,926,906.

      Greenwich Capital Markets, Inc., 6.57%, in the principal amount of $110,000,000, repurchase price $110,020,075, due 8/1/00. The value of the collateral including interest was $112,201,716.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.45%, in the principal amount of $97,030,000, repurchase price $97,047,384, due 8/1/00. The value of the collateral including accrued interest was $98,970,864.

      Salomon Smith Barney, Inc., 6.55%, in the principal amount of $155,000,000, repurchase price $155,028,201, due 8/1/00. The value of the collateral including accrued interest was $158,174,190.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
-----------------------------------------------------------   ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    1,090,045    $ 11,650,462
Shares issued in reinvestment of dividends and
  distributions                                                   47,988         515,634
Shares reacquired                                               (812,925)     (8,741,195)
                                                              ----------    ------------
Net increase in shares outstanding before conversion             325,108       3,424,901
Shares issued upon conversion from Class B                       109,810       1,201,204
                                                              ----------    ------------
Net increase in shares outstanding                               434,918    $  4,626,105
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          57

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

Class A                                                         Shares         Amount
-----------------------------------------------------------   ----------    ------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold                                                    1,042,412    $ 10,711,221
Shares issued in reinvestment of dividends                        10,808         113,563
Shares reacquired                                               (177,770)     (1,852,189)
                                                              ----------    ------------
Net increase in shares outstanding before conversion             875,450       8,972,595
Shares issued upon conversion from Class B                         1,584          16,195
                                                              ----------    ------------
Net increase in shares outstanding                               877,034    $  8,988,790
                                                              ----------    ------------
                                                              ----------    ------------
Class B
-----------------------------------------------------------
Year ended July 31, 2000:
Shares sold                                                    1,916,483    $ 20,536,163
Shares issued in reinvestment of dividends and
   distributions                                                 123,462       1,322,329
Shares reacquired                                               (885,951)     (9,503,752)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           1,153,994      12,354,740
Shares issued upon conversion into Class A                      (110,000)     (1,201,204)
                                                              ----------    ------------
Net increase in shares outstanding                             1,043,994    $ 11,153,536
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold                                                    3,203,723    $ 32,945,049
Shares issued in reinvestment of dividends                        25,247         265,233
Shares reacquired                                               (306,183)     (3,184,477)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           2,922,787      30,025,805
Shares issued upon conversion into Class A                        (1,585)        (16,195)
                                                              ----------    ------------
Net increase in shares outstanding                             2,921,202    $ 30,009,610
                                                              ----------    ------------
                                                              ----------    ------------
------------------------------
(a) Commencement of investment operations.

    58

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
-----------------------------------------------------------   ----------    ------------
Year ended July 31, 2000:
Shares sold                                                      304,558    $  3,288,339
Shares issued in reinvestment of dividends and
  distributions                                                   42,720         455,132
Shares reacquired                                               (681,306)     (7,334,166)
                                                              ----------    ------------
Net decrease in shares outstanding                              (334,028)   $ (3,590,695)
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold                                                    1,533,354    $ 15,566,209
Shares issued in reinvestment of dividends                        13,956         146,297
Shares reacquired                                               (191,676)     (1,993,717)
                                                              ----------    ------------
Net increase in shares outstanding                             1,355,634    $ 13,718,789
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
-----------------------------------------------------------
Year ended July 31, 2000:
Shares sold                                                       37,256    $    402,341
Shares issued in reinvestment of dividends and
   distributions                                                  54,363         567,943
Shares reacquired                                             (2,059,454)    (22,558,975)
                                                              ----------    ------------
Net decrease in shares outstanding                            (1,967,835)   $(21,588,691)
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold                                                    4,798,062    $ 47,985,619
Shares issued in reinvestment of dividends                        61,120         637,433
Shares reacquired                                             (2,849,444)    (30,107,867)
                                                              ----------    ------------
Net increase in shares outstanding                             2,009,738    $ 18,515,185
                                                              ----------    ------------
                                                              ----------    ------------

------------------------------
(a) Commencement of investment operations.
                                                                          59

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Financial Highlights

                                                               Class A
                                                --------------------------------------
                                                                  November 18, 1998(a)
                                                 Year Ended             Through
                                                July 31, 2000        July 31, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period               $ 10.36               $10.00
                                                -------------           -------
Income from investment operations:
Net investment income                                  .37                  .19
Net realized and unrealized gain on
   investments and foreign currencies                  .82                  .35
                                                -------------           -------
      Total from investment operations                1.19                  .54
                                                -------------           -------
Less distributions
Dividends from net investment income                  (.37)                (.18)
Distributions from net realized capital
   gains                                              (.12)                  --
                                                -------------           -------
      Total dividends and distributions               (.49)                (.18)
                                                -------------           -------
Net asset value, end of period                     $ 11.06               $10.36
                                                -------------           -------
                                                -------------           -------
TOTAL RETURN(b)                                      11.73%                5.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $14,514               $9,097
Average net assets (000)                           $12,535               $6,157
Ratios to average net assets:
   Expenses, including distribution fees              1.73%                1.92%(c)
   Expenses, excluding distribution fees              1.48%                1.67%(c)
   Net investment income                              3.46%                2.69%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                             244%                 180%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    60                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Financial Highlights Cont'd.

                                                               Class B
                                                --------------------------------------
                                                                  November 18, 1998(a)
                                                 Year Ended             Through
                                                July 31, 2000        July 31, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period               $ 10.35              $  10.00
                                                -------------           --------
Income from investment operations:
Net investment income                                  .29                   .14
Net realized and unrealized gain on
   investments and foreign currencies                  .82                   .34
                                                -------------           --------
      Total from investment operations                1.11                   .48
                                                -------------           --------
Less distributions
Dividends from net investment income                  (.29)                 (.13)
Distributions from net realized capital
gains                                                 (.12)                   --
                                                -------------           --------
      Total dividends and distributions               (.41)                 (.13)
                                                -------------           --------
Net asset value, end of period                     $ 11.05              $  10.35
                                                -------------           --------
                                                -------------           --------
TOTAL RETURN(b)                                      10.89%                 4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $43,838              $ 30,235
Average net assets (000)                           $36,574              $ 19,308
Ratios to average net assets:
   Expenses, including distribution fees              2.48%                 2.67%(c)
   Expenses, excluding distribution fees              1.48%                 1.67%(c)
   Net investment income                              2.70%                 1.94%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     61

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                                -----------------------------------------
                                                                     November 18, 1998(a)
                                                   Year Ended              Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                $  10.35               $  10.00
                                                    --------               --------
Income from investment operations:
Net investment income                                    .28                    .14
Net realized and unrealized gain on
   investments and foreign currencies                    .83                    .34
                                                    --------               --------
      Total from investment operations                  1.11                    .48
                                                    --------               --------
Less distributions
Dividends from net investment income                    (.29)                  (.13)
Distributions from net realized capital
gains                                                   (.12)                    --
                                                    --------               --------
      Total dividends and distributions                 (.41)                  (.13)
                                                    --------               --------
Net asset value, end of period                      $  11.05               $  10.35
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        10.89%                  4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 11,301               $ 14,035
Average net assets (000)                            $ 12,954               $ 12,039
Ratios to average net assets:
   Expenses, including distribution fees                2.48%                  2.67%(c)
   Expenses, excluding distribution fees                1.48%                  1.67%(c)
   Net investment income                                2.63%                  1.91%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    62                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                                -----------------------------------------
                                                                     November 18, 1998(a)
                                                   Year Ended              Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                $  10.37               $  10.00
                                                    --------               --------
Income from investment operations:
Net investment income                                    .35                    .21
Net realized and unrealized gain on
   investments and foreign currencies                    .85                    .35
                                                    --------               --------
      Total from investment operations                  1.20                    .56
                                                    --------               --------
Less distributions
Dividends from net investment income                    (.40)                  (.19)
Distributions from net realized capital
gains                                                   (.12)                    --
                                                    --------               --------
      Total dividends and distributions                 (.52)                  (.19)
                                                    --------               --------
Net asset value, end of period                      $  11.05               $  10.37
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        11.84%                  5.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $    471               $ 20,843
Average net assets (000)                            $ 12,354               $ 38,460
Ratios to average net assets:
   Expenses, including distribution fees                1.48%                  1.67%(c)
   Expenses, excluding distribution fees                1.48%                  1.67%(c)
   Net investment income                                3.30%                  2.89%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     63

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Diversified Funds--
Prudential Diversified Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Funds--Prudential Diversified Conservative Growth Fund (the 'Fund') at July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 18, 1998 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 22, 2000
    64

       Prudential Diversified Funds     Prudential Diversified Conservative
Growth Fund
             Federal Income Tax Information

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during the fiscal period, the Fund paid dividends for Class A, Class B, Class C and Class Z shares totaling $.37, $.29, $.29 and $.40 per share, of ordinary income, which is taxable as such, respectively. In addition, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.12 which is taxable as such. Further, we wish to advise you that 6.96% of the ordinary income dividends paid in the fiscal year ended July 31, 2000 qualified for the corporate dividend received deduction available to corporate taxpayers.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2000.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 6.73% of the dividends paid by the Prudential Diversified Conservative Growth Fund qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Prudential Diversified Conservative Growth Fund

     Class A    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 7/31/00

                       One Year    Five Years   Ten Years   Since Inception
With Sales Charge       6.14%         N/A          N/A           6.78%
Without Sales Charge   11.73%         N/A          N/A          10.06%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Diversified
Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class
A shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com (800) 225-1852

      Class B   Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 7/31/00

                       One Year    Five Years   Ten Years   Since Inception
With Sales Charge        5.89%        N/A          N/A           7.00%
Without Sales Charge    10.89%        N/A          N/A           9.22%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Diversified
Conservative Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class
B shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Diversified Conservative Growth Fund

      Class C    Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/00

                       One Year    Five Years   Ten Years   Since Inception
With Sales Charge        8.78%         N/A          N/A          8.58%
Without Sales Charge    10.89%         N/A          N/A          9.22%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Diversified
Conservative Growth Fund (Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class
C shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees
(including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com (800) 225-1852

     Class Z      Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/00

                       One Year    Five Years   Ten Years   Since Inception
With Sales Charge       11.84%         N/A          N/A          10.27%
Without Sales Charge    11.84%         N/A          N/A          10.27%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Diversified
Conservative Growth Fund (Class Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class
Z shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Saul K. Fenster, Ph.D.
Robert F. Gunia
Prof. Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
John R. Strangfeld
Joseph Weber
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Sub-Advisers
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Franklin Advisers, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Pacific Investment Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036


Fund Symbols    NASDAQ       CUSIP
Class A          N/A       74432F109
Class B         PBCFX      74432F208
Class C         PCCFX      74432F307
Class Z         PDCZX      74432F406

MF186E5

(LOGO) Printed on Recycled Paper

(ICON)

ANNUAL REPORT  JULY 31, 2000

Prudential
Diversified High Growth Fund

Fund Type Stock
Objective Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Build On The Rock

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                        (LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Diversified High Growth Fund seeks to provide long-term capital appreciation. It invests in a diversified portfolio of equity securities. There can be no assurance that the Fund will achieve its investment objective.

MANAGER
Prudential Investments Fund Management LLC

INVESTMENT SUB-ADVISERS


(LOGO)
                  www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1         As of 7/31/00

                                      One         Since
                                      Year      Inception2
Class A                               18.99%    37.08%
Class B                               18.13     35.49
Class C                               18.13     35.49
Class Z                               19.23     37.83
Lipper Multi-Cap Core Fund Avg.3      13.29     28.56

Average Annual Total Returns1     As of 7/31/00

                                      One         Since
                                      Year      Inception2
Class A                              13.04%       16.80%
Class B                              13.13        17.47
Class C                              15.95        18.86
Class Z                              19.23        20.77

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/18/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Multi-Cap Core Fund category. The Lipper average is unmanaged. The Lipper Multi-Cap Core Fund average includes funds that invest in a variety of market capitalization ranges, generally have between 25% and 75% of their equity assets invested in companies with market capitalizations above 300% of the dollar-weighted median of the S&P(r) Mid-Cap 400 Index, have wide latitude in the companies in which they invest, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

(LOGO)

Dear Shareholder,
The Prudential Diversified High Growth Fund's Class A shares had a cumulative total return of 18.99% over the 12-month period ended July 31, 2000, more than five percentage points above the 13.29% Lipper Multi-Cap Core
Fund Average. This was 13.04% to those paying the maximum one-time Class A share sales charge. Although value stocks had a net negative return over the period, the Fund's small-cap and large-cap growth holdings each substantially exceeded the return on their benchmarks, contributing most of the positive return for the period.

This was a good period to be in a diversified fund. The markets changed with dizzying frequency and rapidity. To illustrate this point, the graph on the next page represents the monthly returns of three different indexes: the Standard & Poor's Electronics Index, which represents a model growth industry; the Standard & Poor's SmallCap Gaming Index, which represents stocks that can be found in many value funds; and the Morgan Stanley
Capital International EAFE Index, which represents the major world markets excluding the United States. As you can see, each had dramatic month-to-month changes, including some negative months, and they behaved in very different ways. A diversified fund-one that is invested in several companies within a number of different industries that have different growth characteristics-is more likely to exhibit steady performance.

Sincerely,

John R. Strangfeld, President
Prudential Diversified High Growth Fund

                  September 15, 2000

Monthly Returns of Selected Indexes

(GRAPH)

1 The S&P Electronics (semiconductors) Index is an unmanaged capitalization-weighted index of all stocks designed to measure performance of the electronics
(semiconductors) sector of the S&P 500 Index.

2 The S&P SmallCap Gaming, Lottery, and Parimutuel
Companies Index is an unmanaged capitalization-weighted index that measures the performance of the gaming, lottery, and parimutuel sector of the S&P SmallCap Index.

3 The Morgan Stanley Capital International Europe,
Australia, Far East Index (MSCI EAFE Index) is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far
East.

The performance cited does not represent the performance of the Prudential Diversified High Growth Fund. Past performance is not indicative of future results.
Investors cannot invest directly in an index.

Prudential Diversified High Growth Fund

    Annual Report    July 31, 2000

Investment Adviser's Report

The Investing Context
Good news about the global economy dominated in the fiscal year ended July 31, 2000. During the early part of the period, uncertainties about how information systems would behave during the turnover to the year 2000 caused a flood of investment activity as companies updated their information system support. The uncertainty also led the U.S. Federal Reserve to increase the money supply to ensure that any unexpected failure would not freeze the financial system. During this period, technology and telecommunications stocks around the world shot up to extraordinarily high prices in comparison to even optimistic earnings projections.

In the latter half of 1999, the Federal Reserve began increasing interest rates to prevent the U.S. economy from overheating. The series of interest rate increases continued into 2000, leading investors to take a second look at stock prices that were based upon expectations of a long stream of future earnings. In addition, many investors feared that rising interest rates would choke off economic growth. In the wake of increasing investor uncertainty, many of the most expensive stocks declined in value, and stock markets faced unprecedented volatility as every additional piece of economic news was scrutinized and acted upon. Growth and value investing styles alternated in success, sometimes from day to day. Investors with well-diversified portfolios were better positioned to weather these style turnovers because some holdings might have experienced gains as others lost ground.

Over the full 12 months, growth-style investing performed best. Among stocks of small-capitalization companies, the advantage was entirely in the early part of the period, as small-cap value stocks were significantly favored in the second half. Among large caps, market favor continued to alternate through the summer of 2000. International stocks gained modestly, mostly early in the period. As in the U.S. market, style volatility and increased caution held back international returns in 2000.

             www.prudential.com (800) 225-1852

Our Performance
Growth stocks. The Prudential Diversified High Growth
Fund continued to benefit from the 40% of its assets allocated to growth-style investing (25% large cap and 15% small cap) and from the strong performance of its growth managers. They far exceeded the returns of their respective benchmarks. In small-cap stocks, the portfolio benefited from its focus on technology. Early in the period, an emphasis was placed on Internet-related stocks, and these were market favorites. The managers reduced their Internet position in time to protect much of these gains from the sharp technology stock correction that occurred in the second quarter of 2000. The cash was reinvested in more established companies as the market declined.

Value stocks. Largely because of the growth-oriented environment early in the period, value benchmarks posted negative performances over the reporting period. Our style-consistent managers were more affected than most by changes in market favor, and both underperformed their benchmarks. In large-cap stocks, the strong contribution of rebounding health management companies and gains by oil companies failed to offset the impact of a low representation in technology and a high weighting in paper companies. With regard to the latter, a 1999 recovery of paper stocks was cut short in 2000 when investors focused on the threats to continuing economic growth. In small caps, the portfolio's return relative to its peers was hurt by the absence of biotechnology holdings, which received an unexpected boost in the second quarter from the publicity following the mapping of the human genome. After several years of poor performance compared with growth investing, the value style has been more competitive in the year 2000.

International stocks. The positive contribution of
international stocks came primarily early in the period.
The value orientation of the Fund's international
holdings made them sensitive to concerns about global
economic growth. Many investors feared that the European
Central Bank's raising of interest rates would slow
growth. Moreover, the return from international stocks
was hurt by the rise of the value of the dollar compared
to other
                                   5

Prudential Diversified High Growth Fund

       Annual Report    July 31, 2000

currencies, particularly the euro. It is widely believed that the euro is undervalued, and a correction of this imbalance would boost the relative value of euro-denominated stocks generally.

Prudential Diversified High Growth Fund Management Team

What Is Diversification
Diversification-spreading your investments over many different securities-is a basic principle of investing.
It helps to reduce the overall risk of your portfolio.
Moreover, when we rebalance the Fund to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

How diversification works
Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities.
When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles-between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds-it is less likely that all the securities you own will move in the same direction at one time.
Prudential Diversified Funds provide more of this buffer than a fund investing in only one asset class. We believe this will result in more consistent returns over time.

Rebalancing
The Diversified High Growth Fund has a target allocation for each asset class. As some perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

             www.prudential.com (800) 225-1852

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Prudential
Diversified High Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Prudential Diversified
Funds do it all for you.

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions.

Prudential Diversified High Growth Fund Diversification Target

(GRAPH)
                                   7

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  87.5%
Common Stocks
-------------------------------------------------------------------------------------
Advertising  0.4%
      1,750      ADVO, Inc.                                         $         71,641
      4,300      Omnicom Group, Inc.                                         365,500
      2,550      Penton Media, Inc.                                           88,294
      2,900      True North Communications, Inc.                             141,556
                                                                    ----------------
                                                                             666,991
-------------------------------------------------------------------------------------
Aerospace/Defense  0.4%
     59,500      British Aerospace PLC (United Kingdom)(a)                   401,210
      9,450      Gencorp, Inc.                                                75,009
     20,000      Loral Space & Communications, Inc.                          103,750
      3,850      Scott Technologies, Inc.                                     74,113
                                                                    ----------------
                                                                             654,082
-------------------------------------------------------------------------------------
Airlines  0.3%
     15,900      Deutsche Lufthansa AG (Germany)(a)                          392,002
      2,200      SkyWest, Inc.                                                98,175
                                                                    ----------------
                                                                             490,177
-------------------------------------------------------------------------------------
Auto & Truck  1.3%
      5,250      ArvinMeritor, Inc.                                           82,031
      2,400      Borg-Warner Automotive, Inc.                                 81,450
      1,847      Delphi Automotive Systems Corp.                              27,359
     10,350      Dura Automotive Systems, Inc.(a)                            106,734
     18,767      General Motors Corp.                                        574,373
     17,500      GKN PLC (United Kingdom)                                    224,074
      5,200      Lear Corp.(a)                                               121,225
    136,000      Nissan Motor Co., Ltd. (Japan)(a)                           679,162
      2,350      Superior Industries International, Inc.                      70,647
                                                                    ----------------
                                                                           1,967,055
-------------------------------------------------------------------------------------
Banking  5.4%
      7,600      BancorpSouth, Inc.                                          115,425
      3,550      BancWest Corp.                                               65,453
      3,200      Bank of New York Co., Inc.                                  149,800
      1,300      Bank United Corp. (Class 'A' Stock)                          47,369
      9,301      Banknorth Group, Inc.                                       142,422

    8                                      See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      3,700      Banque Nationale de Paris (France)                 $        365,225
     10,600      Bayerische Vereinsbank AG (Germany)                         615,512
      3,700      BSB Bancorp, Inc.                                            79,088
      3,050      City National Corp.                                         111,897
      3,200      CORUS BankShares, Inc.                                       93,600
      9,650      Cullen/Frost Bankers, Inc.                                  274,422
      9,475      CVB Financial Corp.                                         149,231
        450      First Citizens BancShares, Inc.                              27,450
     31,000      Fuji Bank Ltd. (Japan)                                      200,374
      5,650      Fulton Financial Corp.                                      121,475
     12,000      Golden State Bancorp, Inc.(a)                               229,500
      2,250      Greater Bay Bancorp                                         121,078
      4,450      Harbor Florida Bancshares, Inc.                              50,619
     36,500      HSBC Holdings PLC (United Kingdom)                          494,155
     33,000      Industrial Bank of Japan, Ltd. (Japan)(a)                   211,795
      8,200      ING Groep NV (Netherlands)(a)                               548,276
      7,550      MAF Bancorp, Inc.                                           150,528
     55,850      Overseas-Chinese Banking Corp., Ltd. (Singapore)            406,147
      5,050      PFF Bancorp, Inc.                                            87,744
      3,250      Queens County Bancorp, Inc.                                  75,156
     69,000      Sakura Bank, Ltd. (Japan)                                   400,009
     21,300      San Paolo Imi SpA (Italy)                                   361,277
     17,450      Silicon Valley Bancshares(a)                                764,528
      3,750      Southwest Bancorpoation of Texas, Inc.(a)                    98,203
     58,000      Sumitomo Trust & Banking Co., Ltd. (Japan)                  373,835
     22,000      Svenska Handelsbanken, Ser. A (Sweden)                      330,968
     72,904      United Overseas Bank, Ltd. (Singapore)                      521,750
      7,600      Washington Federal, Inc.                                    142,500
      5,200      WestAmerica Bancorporation                                  144,300
                                                                    ----------------
                                                                           8,071,111
-------------------------------------------------------------------------------------
Building & Construction  1.4%
      6,200      American Standard Companies, Inc.(a)                        276,287
      1,500      Catellus Development Corp.(a)                                25,875
      7,400      Centex Corp.                                                177,137
      8,700      D.R. Horton, Inc.                                           134,850
      1,300      Dycom Industries, Inc.                                       55,575

    See Notes to Financial Statements                                      9

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      4,200      Kaufman & Broad Home Corp.                         $         82,163
      8,200      M.D.C. Holdings, Inc.                                       164,000
     10,000      Pulte Corp.                                                 229,375
      2,500      Texas Industries, Inc.                                       81,094
      8,100      Thomas Industries, Inc.                                     169,088
      3,100      Toll Brothers, Inc.(a)                                       74,981
      5,018      Vivendi SA (France)                                         400,911
      8,500      Webb (Del E.) Corp.                                         129,625
                                                                    ----------------
                                                                           2,000,961
-------------------------------------------------------------------------------------
Chemicals  1.4%
      8,900      Akzo Nobel NV (Netherlands)                                 395,868
      2,250      Albany Molecular Research, Inc.                             124,594
      4,950      Albemarle Corp.                                             122,203
      2,900      Arch Chemicals, Inc.                                         58,000
        200      Cambrex Corp.                                                 9,038
      4,525      Cytec Industries, Inc.(a)                                   141,406
      5,700      Eastman Chemical Co.                                        267,187
      2,750      Geon Co.                                                     45,203
     11,700      Grace (W.R.) & Co.(a)                                       115,537
      1,350      H.B. Fuller Co.                                              52,144
     19,300      Imperial Chemical Industries PLC (United
                  Kingdom)                                                   138,672
      4,550      Lubrizol Corp.                                               97,256
      6,900      Olin Corp.                                                  108,244
      1,650      OM Group, Inc.                                               78,272
      2,300      Potash Corp. of Saskatchewan, Inc.                          123,481
      4,950      Spartech Corp.                                              132,722
                                                                    ----------------
                                                                           2,009,827
-------------------------------------------------------------------------------------
Computer Services  3.2%
     13,200      Affiliated Computer Services, Inc.(a)                       594,825
        500      AnswerThink Consulting Group, Inc.(a)                         8,406
      5,100      ASM Lithography Holding NV (Netherlands)(a)                 202,725
      4,400      AXENT Technologies, Inc.(a)                                 108,350
      3,700      Brooktrout, Inc.(a)                                         111,925
     14,000      Catapult Communications Corp.(a)                            186,375
     20,300      Cisco Systems, Inc.(a)                                    1,328,381

    10                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     18,900      Getronics NV (Netherlands)(a)                      $        318,818
      3,250      InFocus Corp.(a)                                            113,750
      2,000      Liberate Technologies, Inc.(a)                               45,875
      6,200      Luminant Worldwide Corp.(a)                                  50,375
     16,000      MarchFirst, Inc.(a)                                         331,000
     16,200      NetSolve, Inc.(a)                                           380,700
      2,125      RadiSys Corp.(a)                                            130,688
      3,400      RSA Security, Inc.(a)                                       215,475
        500      Sapient Corp.(a)                                             56,875
      4,800      Sun Microsystems, Inc.(a)                                   506,100
                                                                    ----------------
                                                                           4,690,643
-------------------------------------------------------------------------------------
Computers  2.6%
      9,000      Citrix Systems, Inc.(a)                                     137,250
     41,200      Compaq Computer Corp.                                     1,156,175
      7,900      Dell Computer Corp.(a)                                      347,106
      9,800      EMC Corp.(a)                                                834,225
     13,000      Fujitsu, Ltd. (Japan)                                       365,545
      9,500      Hewlett-Packard Co.                                       1,037,281
        200      Nuance Communications, Inc.(a)                               28,075
        100      Predictive Systems, Inc.(a)                                   2,200
                                                                    ----------------
                                                                           3,907,857
-------------------------------------------------------------------------------------
Consumer Products  1.9%
      3,550      Alberto-Culver Co. (Class 'B' Stock)                        107,831
     20,500      Eastman Kodak Co.                                         1,124,938
     17,300      Electrolux AB, Ser. B (Sweden)                              257,432
      4,000      Estee Lauder Co., Inc. (Class 'A' Stock)                    176,000
      4,825      Fossil, Inc.(a)                                              88,056
     14,000      Kao Corp. (Japan)                                           414,114
     13,600      Philip Morris Co., Inc.                                     343,400
      8,133      Reynolds (R.J.) Tobacco Holdings, Inc.                      230,774
      4,350      Tupperware Corp.                                             84,553
                                                                    ----------------
                                                                           2,827,098
-------------------------------------------------------------------------------------
Consumer Services  0.3%
      2,000      PurchasePro.com, Inc.(a)                                     78,000
     19,500      Service Corp. International(a)                               49,969

    See Notes to Financial Statements                                     11

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      4,350      Waste Connections, Inc.(a)                         $         88,088
     11,100      Waste Management, Inc.                                      207,431
                                                                    ----------------
                                                                             423,488
-------------------------------------------------------------------------------------
Diversified Manufacturing  1.7%
      1,800      Corning, Inc.                                               421,088
      4,100      CUNO, Inc.(a)                                               124,025
     10,700      General Electric Co.                                        550,381
    104,700      Invensys PLC (United Kingdom)                               375,354
      3,250      KEMET Corp.(a)                                               78,000
      2,130      Siemens AG (Germany)                                        329,690
     10,200      Thyssen Krupp AG (Germany)(a)                               175,086
      8,300      Veba AG (Germany)                                           463,879
                                                                    ----------------
                                                                           2,517,503
-------------------------------------------------------------------------------------
Electronics  1.1%
          1      Agilent Technologies, Inc.(a)                                    41
      9,350      Minnesota Power, Inc.                                       199,272
     36,600      National Grid Group PLC (United Kingdon)                    300,541
      4,500      Polycom, Inc.(a)                                            426,867
      6,100      Sony Corp. (Japan)                                          560,798
     13,000      Sumitomo Electric Industries, Ltd. (Japan)                  210,545
                                                                    ----------------
                                                                           1,698,064
-------------------------------------------------------------------------------------
Electronic Components  4.8%
      4,108      ABB Ltd. (Switzerland)                                      489,677
      2,400      Applied Micro Circuits Corp.(a)                             358,200
     14,700      Arrow Electronics, Inc.(a)                                  486,019
      2,700      ATMI, Inc.(a)                                                69,525
      3,050      Audiovox Corp.(a)                                            47,275
      5,300      Avnet, Inc.                                                 301,769
      3,050      Belden, Inc.                                                 76,631
      2,700      Cable Design Technologies Corp.(a)                           95,175
      2,600      Electroglas, Inc.(a)                                         52,000
        900      Electronic Scientific Industries, Inc.(a)                    40,894
      7,800      Flextronics International, Ltd. (Singapore)(a)              552,216
     14,500      Gentex Corp.(a)                                             329,875
     13,000      Hitachi, Ltd. (Japan)                                       155,475

    12                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      3,950      Idacorp, Inc.                                      $        146,150
      1,750      Integrated Silicon Solution, Inc.                            36,750
      7,780      KPN NV (Netherlands)(a)                                     352,469
      1,400      Littelfuse, Inc.(a)                                          49,350
     12,000      Novellus Systems, Inc.(a)                                   647,250
      4,600      PMC-Sierra, Inc.(a)                                         891,825
      4,400      Rogers Corp.(a)                                             157,300
        200      Silicon Laboratories, Inc.(a)                                11,512
      7,300      STMicroelectronics NV (France)                              415,644
      5,000      TDK Corp. ADR (Japan)                                       635,000
     13,100      Texas Instruments, Inc.                                     768,806
                                                                    ----------------
                                                                           7,166,787
-------------------------------------------------------------------------------------
Financial Services  5.4%
      1,700      Acom Co., Ltd. (Japan)(a)                                   128,817
      6,900      Allied Capital Corp.                                        130,669
     12,900      American Express Co.                                        731,269
     11,900      Bank of America Corp.                                       563,762
      6,900      Charles Schwab Corp.                                        249,262
     19,050      Citigroup, Inc.                                           1,344,216
      1,200      Dain Rauscher Corp.                                          81,375
      8,150      Doral Financial Corp.                                       105,950
      5,250      Downey Financial Corp.                                      183,750
      2,750      Eaton Vance Corp.                                           142,484
     12,900      Federated Investors, Inc.                                   337,819
     32,400      Halifax Group PLC (United Kingdom)(a)                       253,915
      1,600      Investment Technology, Inc.(a)                               77,800
     33,500      Investor AB (Sweden)                                        485,714
      9,400      John Hancock Financial Services, Inc.                       222,075
      8,700      Labranche & Co., Inc.(a)                                    177,262
      4,300      Merrill Lynch & Co., Inc.                                   555,775
      7,500      Metris Companies, Inc.                                      219,844
     11,600      Morgan Stanley Dean Witter & Co.                          1,058,500
      2,700      National Discount Brokers Group, Inc.(a)                     88,931
      2,800      Orix Corp. (Japan)                                          361,711
      2,813      Radian Group, Inc.                                          171,241

    See Notes to Financial Statements                                     13

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,550      Triad Guaranty, Inc.                               $         61,838
      5,650      Webster Financial Corp.                                     126,419
      2,600      Whitney Holding Corp.                                        96,688
                                                                    ----------------
                                                                           7,957,086
-------------------------------------------------------------------------------------
Food & Beverage  2.6%
      1,150      Adolph Coors Co.                                             72,450
     53,500      Cadbury Schweppes PLC (United Kingdom)                      346,121
     11,500      CKE Restaurants, Inc.                                        33,781
     53,100      Darden Restaurants, Inc.                                    866,194
      2,900      Dean Foods Co.                                              100,956
     45,600      Diageo PLC (United Kingdom)                                 400,410
      3,750      Fleming Cos., Inc.                                           58,828
      7,500      Heineken NV (Netherlands)                                   428,900
      4,450      Michael Foods, Inc.                                         106,800
     24,500      Nabisco Group Holding Corp.                                 649,250
      3,900      Performance Food Group Co.(a)                               128,456
      6,850      Riviana Foods, Inc.                                         111,313
     13,850      Ryan's Family Steak Houses, Inc.(a)                         126,381
     15,400      Sara Lee Corp.                                              283,938
      4,350      Smithfield Foods, Inc.(a)                                   123,703
      4,050      Universal Foods Corp.                                        78,975
                                                                    ----------------
                                                                           3,916,456
-------------------------------------------------------------------------------------
Gas Distribution  0.5%
      3,000      CH Energy Group, Inc.                                        97,875
      8,850      Energen Corp.                                               199,125
      7,700      KeySpan Corp.                                               244,475
      5,500      ONEOK, Inc.                                                 146,781
                                                                    ----------------
                                                                             688,256
-------------------------------------------------------------------------------------
Health Care  4.1%
      6,400      Apria Healthcare Group, Inc.(a)                              95,600
     29,900      Foundation Health Systems, Inc.                             435,419
     38,200      HCA-The Healthcare Corp.                                  1,298,800
     32,600      HEALTHSOUTH Corp.(a)                                        193,563
        700      Oxford Health Plans, Inc.(a)                                 16,756
      9,000      PAREXEL International Corp.(a)                               89,438

    14                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     45,000      Tenet Healthcare Corp.(a)                          $      1,369,687
      3,250      Trigon Healthcare, Inc.(a)                                  172,250
     12,200      UnitedHealth Group, Inc.                                    998,112
     15,200      Wellpoint Health Networks, Inc.(a)                        1,325,250
                                                                    ----------------
                                                                           5,994,875
-------------------------------------------------------------------------------------
Home Furnishings  0.3%
      3,275      Ethan Allen Interiors, Inc.                                  83,512
      5,750      Furniture Brands International, Inc.(a)                      85,172
      5,100      HON INDUSTRIES, Inc.                                        136,106
      8,350      Pier 1 Imports, Inc.                                         99,678
      2,250      Springs Industries, Inc.                                     72,563
                                                                    ----------------
                                                                             477,031
-------------------------------------------------------------------------------------
Hotels & Leisure  0.4%
      1,300      Anchor Gaming(a)                                             70,444
      2,600      Gaylord Entertainment Co.                                    64,513
     21,600      Hilton Hotels Corp.                                         221,400
     39,400      MeriStar Hotels & Resorts, Inc.(a)                          105,887
      3,400      SFX Entertainment, Inc.(a)                                  156,400
                                                                    ----------------
                                                                             618,644
-------------------------------------------------------------------------------------
Human Resources  0.1%
      2,850      CDI Corp.(a)                                                 56,644
      4,750      Spherion Corp.(a)                                            90,844
                                                                    ----------------
                                                                             147,488
-------------------------------------------------------------------------------------
Insurance  5.4%
      5,050      Alfa Corp.                                                   92,163
     12,295      Alleanza Assicurazioni (Italy)                              153,271
      1,771      Allianz AG (Germany)                                        656,597
      3,800      American Financial Group, Inc.                               95,000
      2,800      American General Corp.                                      186,725
      7,950      American International Group, Inc.                          697,116
      2,800      Annuity and Life Re (Holdings), Ltd.                         68,950
      4,450      Arthur J. Gallagher & Co.                                   218,328
      2,680      AXA Financial, Inc. (France)                                407,369
     14,400      AXA Financial, Inc.                                         550,800
     13,900      Chubb Corp.                                               1,028,600

    See Notes to Financial Statements                                     15

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      4,200      Commerce Group, Inc.                               $        116,550
      2,640      Fidelity National Financial, Inc.                            46,695
      3,400      First American Financial Corp.                               52,913
      4,050      Leucadia National Corp.                                     108,084
     11,800      Loews Corp.                                                 740,450
      3,550      Milacron, Inc.                                               51,031
      4,450      MONY Group, Inc.                                            159,088
     18,900      Old Republic International Corp.                            421,706
      8,350      Presidential Life Corp.                                     120,553
     18,500      Prudential Corp. PLC (United Kingdom)                       252,541
      1,500      Quotesmith.com, Inc.(a)                                       3,656
     13,700      Reinsurance Group of America, Inc.                          435,831
     18,700      SAFECO Corp.                                                431,269
      6,000      St. Paul Companies, Inc.                                    266,625
      2,550      StanCorp Financial Group, Inc.                               87,975
      4,800      Terex Corp.                                                  79,200
        940      Zurich Versicherungs-Gesellschaft (Switzerland)             506,754
                                                                    ----------------
                                                                           8,035,840
-------------------------------------------------------------------------------------
Machinery  0.3%
      1,700      Helix Technology Corp.                                       55,250
      2,500      IDEX Corp.                                                   82,500
      6,400      JLG Industries, Inc.                                         65,200
      8,850      Lincoln Electric Holdings, Inc.                             133,856
      3,600      Manitowoc Co., Inc.                                          88,650
      3,050      Trinity Industrial Corp. (Japan)                             58,713
                                                                    ----------------
                                                                             484,169
-------------------------------------------------------------------------------------
Manufacturing  1.1%
      2,050      AptarGroup, Inc.                                             51,122
        850      Brooks Automation, Inc.                                      42,181
        300      Coherent, Inc.                                               17,963
      2,050      Compagnie de Saint Gobain (France)                          301,157
      8,000      Mettler-Toledo International Inc.(a)                        324,000
      4,900      Tektronix, Inc.(a)                                          301,350
      3,550      The Toro Co.                                                106,944
        100      Varian, Inc.(a)                                               4,213

    16                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      3,900      Waters Corp.(a)                                    $        462,637
                                                                    ----------------
                                                                           1,611,567
-------------------------------------------------------------------------------------
Media  2.7%
      2,750      Banta Corp.                                                  53,109
      8,300      Clear Channel Communications, Inc.(a)                       632,356
      2,200      Cumulus Media, Inc.(a)                                       21,450
      1,550      Entercom Communications Corp.(a)                             60,159
      5,000      Gemstar-TV Guide International, Inc.(a)                     304,062
      6,950      General Cable Corp.                                          59,944
      1,900      Harman International Industries, Inc.                       120,175
      3,200      Lagardere SCA (France)                                      207,170
      3,900      Lee Enterprises, Inc.                                       103,350
      7,200      Metromedia Fiber Network, Inc.(a)                           252,900
     44,400      Reed International PLC (United Kingdom)                     354,944
      1,650      Scholastic Corp.(a)                                         105,394
      1,100      Time Warner, Inc.                                            84,356
      3,800      Univision Communications, Inc.(a)                           472,150
     17,024      Viacom, Inc.(a)                                           1,128,904
        100      Wink Communications, Inc.(a)                                  2,450
        500      Ziff Davis, Inc.(a)                                           8,563
                                                                    ----------------
                                                                           3,971,436
-------------------------------------------------------------------------------------
Medical Products & Services  3.2%
      7,600      Amgen, Inc.(a)                                              493,525
      9,269      AstraZeneca Group PLC (United Kingdom)(a)                   399,452
      8,350      Bergen Brunswig Corp.                                        73,063
      3,250      Datascope Corp.(a)                                          122,687
      2,400      Genetech, Inc.(a)                                           365,100
      9,000      Inhale Therapeutic Systems, Inc.(a)                         730,687
      6,800      PacifiCare Health Systems, Inc.(a)                          442,000
      3,100      Patterson Dental Co.(a)                                      82,150
      2,300      PerkinElmer, Inc.                                           147,056
     12,901      Pharmacia Corp.                                             706,330
        850      Quest Diagnostics, Inc.(a)                                   85,797
     11,000      Sankyo Co., Ltd. (Japan)(a)                                 258,091
      7,700      Serono SA (Switzerland)(a)                                  207,900

    See Notes to Financial Statements                                     17

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     41,100      Smithkline Beecham PLC (United Kingdom)            $        529,642
      3,350      Varian Medical Systems, Inc.                                144,050
                                                                    ----------------
                                                                           4,787,530
-------------------------------------------------------------------------------------
Metals  1.4%
     24,400      Alcoa, Inc.                                                 738,100
     33,600      Broken Hill Proprietary Co., Ltd. (Australia)               355,533
      3,900      Carpenter Technology Corp.                                  119,438
      3,400      Cleveland-Cliffs, Inc.                                       84,363
      5,300      Commercial Metals Co.                                       155,687
      3,200      Kaydon Corp.                                                 67,000
      7,700      Phelps Dodge Corp.                                          313,294
      2,350      Precision Castparts Corp.                                   150,253
      4,775      Reliance Steel & Aluminum Co.                               100,275
      5,250      Worthington Industries, Inc.                                 55,453
                                                                    ----------------
                                                                           2,139,396
-------------------------------------------------------------------------------------
Mining  0.4%
     25,700      Freeport-McMoRan Copper & Gold, Inc.(a)                     220,056
     18,700      Newmont Mining Corp.                                        331,925
                                                                    ----------------
                                                                             551,981
-------------------------------------------------------------------------------------
Networking  0.5%
        600      Adaptec, Inc.(a)                                             14,850
      2,900      Anixter International, Inc.(a)                               84,281
      1,200      Broadcom Corp.(a)                                           269,100
      1,700      Juniper Networks, Inc.(a)                                   242,144
      1,800      Network Appliance, Inc.(a)                                  155,138
                                                                    ----------------
                                                                             765,513
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.4%
     10,000      Canon, Inc. (Japan)                                         445,519
      4,400      John H. Harland Co.                                          58,850
     17,700      Lanier Worldwide, Inc.(a)                                    12,169
      2,000      United Stationers, Inc.                                      58,250
                                                                    ----------------
                                                                             574,788

    18                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas  2.7%
      2,100      Amerada Hess Corp.                                 $        127,050
     57,300      ENI SpA (Italy)                                             320,775
      4,750      Helmerich & Payne, Inc.                                     152,000
      3,877      Kerr-McGee Corp.                                            212,750
     13,800      Marine Drilling Companies, Inc.(a)                          300,150
     14,200      Newfield Exploration Co.(a)                                 483,687
      9,700      Nuevo Energy Co.(a)                                         147,925
      7,900      Occidental Petroleum Corp.                                  159,975
      3,250      Patterson Energy, Inc.(a)                                    81,047
      4,800      Schlumberger, Ltd. (France)                                 354,900
     11,233      Total Fina SA ADR (France)                                  826,328
      4,510      Total Fina SA, (France)                                     668,397
      2,600      Ultramar Diamond Shamrock Corp.                              59,475
      4,600      Valero Energy Corp.                                         119,313
                                                                    ----------------
                                                                           4,013,772
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.1%
      4,900      Berry Petroleum Co.                                          89,119
     55,300      BP Amoco PLC (United Kingdom)                               483,928
     12,464      BP Amoco PLC                                                652,023
      5,250      Equitable Resources, Inc.                                   273,328
      4,300      Mitchell Energy & Development Corp.(a)                      137,062
      1,650      St. Mary Land & Exploration Co.                              49,397
                                                                    ----------------
                                                                           1,684,857
-------------------------------------------------------------------------------------
Paper & Packaging  2.8%
      2,850      Chesapeake Corp.                                             74,634
      5,100      Fort James Corp.                                            155,869
      7,300      Georgia-Pacific Corp. (Timber Group)                        221,281
     23,500      Georgia-Pacific Group                                       583,094
     13,700      International Paper Co.                                     465,800
     16,300      Mead Corp.                                                  413,612
     26,000      Nippon Paper Industries Co., Ltd.(Japan)                    189,894
     11,500      Pactiv Corp.(a)                                             106,375
      5,650      Pope & Talbot, Inc.                                         108,763
      8,750      Rayonier, Inc.                                              356,016
      9,200      Temple-Inland, Inc.                                         399,625

    See Notes to Financial Statements                                     19

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     10,100      UPM-Kymmene Oyj (Finland)                          $        249,008
      9,400      Weyerhaeuser Co.                                            429,462
     15,200      Willamette Industries, Inc.                                 460,750
                                                                    ----------------
                                                                           4,214,183
-------------------------------------------------------------------------------------
Pharmaceuticals  2.4%
      2,000      Alpharma, Inc.                                              131,000
     10,700      American Home Products Corp.                                567,769
      9,051      Aventis SA, (France)                                        697,119
      4,900      Bindley Western Industries, Inc.                            128,931
      4,200      Eli Lilly & Co.                                             436,275
     27,500      Pfizer, Inc.                                              1,185,937
         43      Roche Holdings AG (Switzerland)                             403,870
                                                                    ----------------
                                                                           3,550,901
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  2.1%
        700      Alexandria Real Estate Equities, Inc.                        25,069
      5,600      Amli Residential Properties Trust                           136,500
      5,800      Arden Realty, Inc.                                          153,700
      3,100      Avalonbay Communities, Inc.                                 146,087
      5,600      Bradley Real Estate, Inc.                                   120,400
      4,600      BRE Properties, Inc.                                        149,212
      5,350      Cabot Industrial Trust                                      109,675
      2,850      Camden Property Trust                                        89,063
      2,700      Developers Diversified Realty Corp.                          42,525
      3,850      First Industrial Reality Trust, Inc.                        123,200
      4,700      Franchise Finance Corp. of America                          112,800
      3,900      Gables Residential Trust                                    106,031
      1,500      General Growth Properties, Inc.                              50,813
      3,400      Health Care Property Investors, Inc.                        101,150
      4,600      Health Care REIT, Inc.                                       82,800
      5,900      Highwoods Properties, Inc.                                  159,300
      4,100      Hospitality Properties Trust                                101,475
     11,300      JDN Realty Corp.                                            118,650
     16,400      MeriStar Hospitality Corp.                                  363,875
      8,000      Nationwide Health Properties, Inc.                          126,000
      8,600      Reckson Associates Reality Corp.                            225,750

    20                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,300      Regency Realty Corp.                               $        127,200
      1,100      SL Green Realty Corp.                                        32,656
      5,400      Summit Properties, Inc.                                     128,925
      3,400      Weingarten Realty Investors                                 140,675
                                                                    ----------------
                                                                           3,073,531
-------------------------------------------------------------------------------------
Retail  5.1%
      3,600      American Eagle Outfitters, Inc.(a)                           53,550
      7,650      Ames Department Stores, Inc.                                 54,506
      3,400      BJ's Wholesale Club, Inc.(a)                                101,787
     10,200      Consolidated Stores Corp.(a)                                121,762
     21,600      Dillard's, Inc. (Class 'A' Stock)                           295,650
      3,050      Dress Barn, Inc.(a)                                          63,288
      1,750      Factory 2-U Stores, Inc.(a)                                  72,625
     13,925      GAP, Inc.                                                   498,689
     50,000      Great Universal Stores PLC (United Kingdom)                 330,783
     23,100      Home Depot, Inc.                                          1,195,425
     31,500      IKON Office Solutions, Inc.                                 127,969
      6,800      J.C. Penney Co., Inc.                                       109,650
      2,700      Jack In The Box, Inc.(a)                                     57,881
      3,700      Kellwood Co.                                                 82,788
     44,200      Kmart Corp.(a)                                              309,400
     13,100      Kohl's Corp.(a)                                             743,425
      1,700      Libbey, Inc.                                                 53,019
      2,500      Michaels Stores, Inc.(a)                                    108,281
      6,700      Pep Boys - Manny, Moe & Jack                                 38,944
      6,550      Polo Ralph Lauren Corp.(a)                                  106,028
     11,400      RadioShack Corp.                                            642,675
      8,450      Ross Stores, Inc.                                           129,919
      5,900      Ruby Tuesday, Inc.                                           72,644
      4,250      Russell Corp.                                                83,672
      1,100      Sears, Roebuck & Co.                                         32,863
    131,900      Tesco PLC (United Kingdom)(a)                               434,820
     10,800      Tiffany & Co.                                               369,900
     14,700      Toys 'R' Us, Inc.(a)                                        242,550
      8,000      Venator Group, Inc.                                         113,000
     13,000      Wal-Mart Stores, Inc.                                       714,187

    See Notes to Financial Statements                                     21

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      4,200      Zale Corp.(a)                                      $        156,975
                                                                    ----------------
                                                                           7,518,655
-------------------------------------------------------------------------------------
Semiconductors  1.6%
      6,000      Alpha Industries, Inc.(a)                                   204,375
      5,400      Applied Materials, Inc.(a)                                  409,725
      1,300      Cirrus Logic, Inc.(a)                                        25,187
      3,400      GaSonics International Corp.(a)                              81,600
     18,600      Intel Corp.                                               1,241,550
      2,750      Kulicke & Soffa Industries, Inc.(a)                         124,094
        300      Micrel, Inc.(a)                                              15,019
        400      QLogic Corp.(a)                                              29,800
      1,150      Varian Semiconductor Equipment Associates,
                  Inc.(a)                                                     55,847
      2,800      Veeco Instruments, Inc.(a)                                  220,500
                                                                    ----------------
                                                                           2,407,697
-------------------------------------------------------------------------------------
Shipbuilding
      1,700      Newport News Shipbuilding, Inc.                              68,638
-------------------------------------------------------------------------------------
Software  3.0%
        100      Actuate Corp.(a)                                              4,925
      2,150      Agency.com, Inc.(a)                                          46,359
      1,200      Allaire Corp.(a)                                             37,031
        100      Alteon Websystems, Inc.(a)                                   13,194
      7,300      America Online, Inc.(a)                                     389,181
        500      Broadbase Software, Inc.(a)                                  11,781
     15,300      BroadVision, Inc.(a)                                        553,669
        100      Clarus Corp.(a)                                               3,700
      4,800      Computer Associates International, Inc.                     119,100
        200      EPiphany, Inc.                                               18,613
        200      Exchange Applications, Inc.(a)                                4,400
      4,000      Exodus Communications, Inc.(a)                              177,750
      8,200      HNC Software, Inc.(a)                                       361,825
        200      Informatica Corp.(a)                                         16,000
        200      Interwoven, Inc.(a)                                          12,913
        600      ITXC Corp.(a)                                                10,875
      2,150      Keynote Systems, Inc.                                        81,525
      2,700      Microsoft Corp.(a)                                          188,494

    22                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      1,558      NetIQ Corp.(a)                                     $         75,173
      2,900      ONYX Software Corp.(a)                                       70,144
      4,800      Phoenix Technologies Ltd.                                    81,600
      4,550      Progress Software Corp.(a)                                   68,534
      1,350      Proxicom, Inc.(a)                                            55,772
        300      Software.com, Inc.(a)                                        30,262
      4,400      Sybase, Inc.(a)                                             106,150
      1,200      U.S. Interactive, Inc.(a)                                    16,200
      1,600      VeriSign, Inc.(a)                                           253,900
     13,500      VERITAS Software Corp.(a)                                 1,376,156
      4,800      Verity, Inc.                                                174,900
        400      Viant Corp.(a)                                               13,200
                                                                    ----------------
                                                                           4,373,326
-------------------------------------------------------------------------------------
Telecommunications  9.6%
      1,300      Advanced Fibre Communications, Inc.(a)                       55,738
      7,900      Alcatel (France)                                            582,840
      4,900      Allegiance Telecom, Inc.(a)                                 272,256
      6,600      ALLTEL Corp.                                                406,725
     31,200      AT&T Corp.                                                  770,650
     26,500      British Telecommunications PLC (United Kingdom)             350,233
        800      C-COR.net Corp.(a)                                           21,150
      6,600      Comverse Technology, Inc.(a)                                579,150
        700      Copper Mountain Networks, Inc.(a)                            55,202
      2,154      Deutsche Telekom AG (Germany)(a)                             93,852
        600      Ditech Communications Corp.(a)                               28,724
        800      Dobson Communications Corp.(a)                               17,500
     21,600      Ericsson (L.M.) AB (ADR) (Sweden)                           423,900
     17,600      Global Crossing Ltd.(a)                                     427,900
        600      Go2Net, Inc.(a)                                              35,438
     17,100      Harris Corp.                                                585,675
      2,200      Intermedia Communications, Inc.(a)                           38,775
     11,500      JDS Uniphase Corp.(a)                                     1,358,437
      2,200      Leap Wireless International, Inc.(a)                        139,425
      2,200      Level 3 Communications, Inc.(a)                             150,563
      7,400      Millicom International Cellular SA
                  (Luxembourg)(a)                                            326,525
      7,300      Motorola, Inc.                                              241,356

    See Notes to Financial Statements                                     23

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,650      Net2000 Communications, Inc.(a)                    $         53,675
      8,100      Nextel Communications, Inc.(a)                              453,094
      5,700      NEXTLINK Communications, Inc.(a)                            188,456
         43      Nippon Telegraph & Telephone Corp. (Japan)                  514,265
     23,000      Nokia Corp. ADR (Finland)(a)                              1,019,187
      9,600      Nortel Networks Corp                                        714,000
      7,400      NTL, Inc.(a)                                                333,462
         13      NTT Mobile Communication (Japan)                            326,380
     45,300      Portugal Telecom SA (Portugal)                              493,339
     19,200      Qwest Communications International, Inc.(a)                 901,200
      5,800      Tele Danmark A/S (Denmark)                                  356,837
     14,915      Telefonica SA (Spain)                                       313,804
        600      Ventro Corp.(a)                                               7,238
    122,275      Vodafone Airtouch PLC, ADR (United Kingdom)(a)            1,483,932
                                                                    ----------------
                                                                          14,120,883
-------------------------------------------------------------------------------------
Trucking & Shipping  0.4%
      4,950      Airborne Freight Corp.                                       76,416
      3,750      Alexander & Baldwin, Inc.                                    94,453
      6,950      Roadway Express, Inc.                                       165,062
      3,600      Sea Containers, Ltd. (Bermuda)                               94,500
      4,400      USFreightways Corp.                                         122,100
                                                                    ----------------
                                                                             552,531
-------------------------------------------------------------------------------------
Utilities  1.7%
     38,597      British Energy PLC (Class 'A' Stock) (United
                  Kingdom)                                                   138,806
      3,400      California Water Service Group                               81,175
      3,350      Cleco Corp.                                                 123,531
      4,900      Conectiv, Inc.                                               81,156
     26,800      Endesa SA (Spain)                                           556,158
      4,000      GPU, Inc.                                                   106,000
     10,200      Public Service Company of New Mexico(a)                     184,875
      7,100      Reliant Energy, Inc.                                        237,850
      1,550      RGS Energy Group, Inc.                                       35,553
      4,800      Sierra Pacific Resources                                     67,800
      2,310      Suez Lyonnaise des Eaux (France)                            377,891

    24                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,400      Unicom Corp.                                       $        303,862
      6,100      Washington Gas Light Co.                                    150,213
                                                                    ----------------
                                                                           2,444,870
                                                                    ----------------
                 Total long-term investments (cost $112,321,225)         129,837,544
                                                                    ----------------
SHORT-TERM INVESTMENTS  13.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$    19,783      Joint Repurchase Agreement Account,
                  6.56%, 8/1/00 (cost $19,783,000; Note 5)                19,783,000
                                                                    ----------------
                 Total Investments  100.8%
                  (cost $132,104,225; Note 4)                            149,620,544
                 Liabilities in excess of other
                  assets  (0.8%)                                          (1,195,137)
                                                                    ----------------
                 Net Assets  100%                                   $    148,425,407
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
AB--Aktiebolag (Swedish Stock Company)
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennoutschop (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedada Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SCA--Societe Capital Anonyme (French Corporation).
    See Notes to Financial Statements                                     25

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Statement of Assets and Liabilities

                                                                    July 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $112,321,225)                           $ 129,837,544
Joint repurchase agreement, at value (cost $19,783,000)                19,783,000
Foreign currency, at value (cost $160,606)                                157,352
Cash                                                                       92,289
Receivable for investments sold                                         1,397,240
Receivable for Fund shares sold                                           723,388
Dividends and interest receivable                                         117,355
Prepaid assets                                                                143
                                                                    -------------
      Total assets                                                    152,108,311
                                                                    -------------
LIABILITIES
Payable for investments purchased                                       2,880,584
Payable for Fund shares reacquired                                        513,088
Due to Distributor                                                        102,253
Due to Manager                                                             94,593
Accrued expenses                                                           89,322
Foreign withholding tax payable                                             3,064
                                                                    -------------
      Total liabilities                                                 3,682,904
                                                                    -------------
NET ASSETS                                                          $ 148,425,407
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      11,524
   Paid-in capital in excess of par                                   119,510,520
                                                                    -------------
                                                                      119,522,044
   Distributions in excess of net investment income                      (241,221)
   Accumulated net realized gain on investments                        11,632,832
   Net unrealized appreciation on investments and foreign
      currency transactions                                            17,511,752
                                                                    -------------
Net assets, July 31, 2000                                           $ 148,425,407
                                                                    -------------
                                                                    -------------

    26                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                    July 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($35,677,785
      / 2,756,080 shares of beneficial interest issued and
      outstanding)                                                         $12.95
   Maximum sales charge (5% of offering price)                                .68
                                                                    -------------
   Maximum offering price to public                                        $13.63
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($79,793,490 / 6,206,110 shares of beneficial
      interest issued and outstanding)                                     $12.86
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($31,636,329
      / 2,460,442 shares of beneficial interest issued and
      outstanding)                                                         $12.86
   Sales charge (1% of offering price)                                        .13
                                                                    -------------
   Offering price to public                                                $12.99
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,317,803 / 101,507 shares of beneficial interest
      issued and outstanding)                                              $12.98
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     27

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Statement of Operations

                                                                         Year
                                                                         Ended
                                                                     July 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $71,319)            $  1,508,810
   Interest                                                                660,653
                                                                     -------------
      Total income                                                       2,169,463
                                                                     -------------
Expenses
   Management fee                                                        1,055,456
   Distribution fee--Class A                                                68,819
   Distribution fee--Class B                                               609,935
   Distribution fee--Class C                                               264,132
   Custodian's fees and expenses                                           316,000
   Transfer agent's fees and expenses                                      208,000
   Reports to shareholders                                                 105,000
   Registration fees                                                        56,000
   Legal fees                                                               27,000
   Audit fees                                                               25,000
   Trustees' fees and expenses                                              14,000
   Offering expense                                                          9,034
   Miscellaneous                                                             4,840
                                                                     -------------
      Total expenses                                                     2,763,216
                                                                     -------------
Net investment loss                                                       (593,753)
                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                              18,037,391
   Foreign currency transactions                                          (101,823)
                                                                     -------------
                                                                        17,935,568
                                                                     -------------
Net change in unrealized appreciation (depreciation) of:
   Investments                                                           5,905,191
   Foreign currency                                                         (5,188)
                                                                     -------------
                                                                         5,900,003
                                                                     -------------
Net gain on investments                                                 23,835,571
                                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 23,241,818
                                                                     -------------
                                                                     -------------

    28                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Statement of Changes in Net Assets

                                                  Year         November 18, 1998(a)
                                                  Ended              Through
                                              July 31, 2000       July 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                        $    (593,753)       $   (131,077)
   Net realized gain on investments and
      foreign currency transactions              17,935,568           1,469,897
   Net unrealized appreciation of
      investments                                 5,900,003          11,611,749
                                              -------------    --------------------
   Net increase in net assets resulting
      from operations                            23,241,818          12,950,569
                                              -------------    --------------------
Dividends and distributions (Note 1)
   Distributions in excess of net
      investment income
      Class A                                      (798,740)                 --
      Class B                                    (1,548,906)                 --
      Class C                                      (694,850)                 --
      Class Z                                    (1,329,649)                 --
                                              -------------    --------------------
                                                 (4,372,145)                 --
                                              -------------    --------------------
   Distributions from net realized gains
      Class A                                      (510,822)                 --
      Class B                                    (1,183,192)                 --
      Class C                                      (530,788)                 --
      Class Z                                      (794,899)                 --
                                              -------------    --------------------
                                                 (3,019,701)                 --
                                              -------------    --------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                 75,419,062         130,702,522
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 7,276,356                  --
   Cost of shares reacquired                    (68,742,787)        (25,070,287)
                                              -------------    --------------------
   Net increase in net assets from Fund
      share transactions                         13,952,631         105,632,235
                                              -------------    --------------------
Total increase                                   29,802,603         118,582,804
NET ASSETS
Beginning of period                             118,622,804              40,000
                                              -------------    --------------------
End of period                                 $ 148,425,407        $118,622,804
                                              -------------    --------------------
                                              -------------    --------------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     29

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements

      Prudential Diversified Funds (the 'Trust') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of three Portfolios: Prudential Diversified High Growth Fund ('the Fund'), Prudential Diversified Conservative Growth Fund and Prudential Diversified Moderate Growth Fund. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund had no significant operations other than the issuance of 1,000 shares each of Class A, Class B, Class C and Class Z shares for each Portfolio of beneficial interest for $40,000 on June 16, 1998 to Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'). The Fund commenced investment operations on November 18, 1998.

      The investment objective of the Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances, substantially all of the Fund's assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange are
valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price, or if there was no sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Privately placed securities including equity securities for which market prices may be obtained
    30

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements Cont'd.

from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and subadviser feel this is representative of market value, afterwards, such securities are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded
                                                                          31

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements Cont'd.

on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
    32

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements Cont'd.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Offering Cost:    The Fund incurred $77,955 in connection with
the initial offering of the Fund. Offering costs were amortized over a period of 12 months ended November 1999.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment loss by $4,861,021, decrease accumulated net realized gain on investments by $4,851,531 and decrease paid-in capital by $9,490 for the year ended July 31, 2000, due to dividend distribution reclasses, realized and recognized currency gains during the period and certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, computed daily and paid monthly, equal to the annual rate specified below based on the average daily net assets of the Fund segments they manage.

                                        Fee Paid By PIFM
          Advisers                         to Advisers
----------------------------    ---------------------------------
Jennison Associates LLC         .30% with respect to the first
  ('Jennison')                  $300 million; .25% for amounts
                                in excess of $300 million
The Prudential Investment
  Corporation ('PIC')           .375%1
Lazard Asset Management         .40%
Franklin Advisers, Inc.         .50%
The Dreyfus Corporation         .45%
1Under the Advisory Agreement between PIFM and PIC, PIC was
 reimbursed by PIFM for its reasonable costs and expenses for the period August 1, 1999 through December 31, 1999.

                                                                          33

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended July 31, 2000.

      PIMS has advised the Fund that it has received approximately $189,200 and $116,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2000.

      PIMS has advised the Fund that for the year ended July 31, 2000, it has received approximately $137,300 and $32,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIC and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the period ended July 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Trust's transfer agent. During the year ended July 31, 2000, the Fund incurred fees of approximately $175,000 for the services of PMFS. As of July 31,
    34

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements Cont'd.

2000 approximately $18,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended July 31, 2000, PSI earned approximately $1,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2000 were $96,819,710 and $85,830,743, respectively.

      The United States federal income tax basis of the Funds' investments as of July 31, 2000 was $133,166,809 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $16,453,735 (gross unrealized appreciation $25,878,600, gross unrealized depreciation $9,424,865).

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of approximately $84,593 incurred in the nine month period ended July 31, 2000 as having been incurred in the following fiscal year.
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2000, the Fund had a 3.5% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $19,783,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $100,000,000, repurchase price $100,018,222, due 8/1/00. The value of the collateral including accrued interest was $102,000,029.

      Bear, Stearns & Co. Inc., 6.55%, in the principal amount of $100,000,000, repurchase price $100,018,194, due 8/1/00. The value of the collateral including accrued interest was $102,926,906.

      Greenwich Capital Markets, Inc., 6.57%, in the principal amount of $110,000,000, repurchase price $110,020,075, due 8/1/00. The value of the collateral including accrued interest was $112,201,716.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.45%, in the principal amount of $97,030,000, repurchase price $97,047,384, due 8/1/00. The value of the collateral including accrued interest was $98,970,864.
                                                                          35

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements Cont'd.

      Salomon Smith Barney, Inc., 6.55%, in the principal amount of $155,000,000, repurchase price $155,028,201, due 8/1/00. The value of the collateral including accrued interest was $158,174,190.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    1,540,352    $ 19,257,931
Shares issued in reinvestment of dividends and distributions     106,417       1,264,231
Shares reacquired                                               (967,716)    (12,147,899)
                                                              ----------    ------------
Net increase in shares outstanding before conversion             679,053       8,374,263
Shares issued upon conversion from Class B                       233,346       3,014,476
                                                              ----------    ------------
Net increase in shares outstanding                               912,399    $ 11,388,739
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    2,085,850    $ 22,693,721
Shares reacquired                                               (264,575)     (2,915,672)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           1,821,275      19,778,049
Shares issued upon conversion from Class B                        21,406         236,761
                                                              ----------    ------------
Net increase in shares outstanding                             1,842,681    $ 20,014,810
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended July 31, 2000:
Shares sold                                                    3,291,551    $ 40,858,317
Shares issued in reinvestment of dividends and distributions     226,817       2,687,787
Shares reacquired                                               (655,599)     (8,105,781)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           2,862,769      35,440,323
Shares reacquired upon conversion into Class A                  (234,534)     (3,014,476)
                                                              ----------    ------------
Net increase in shares outstanding                             2,628,235    $ 32,425,847
                                                              ----------    ------------
                                                              ----------    ------------

    36

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    3,792,825    $ 40,686,002
Shares reacquired                                               (194,476)     (2,146,432)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           3,598,349      38,539,570
Shares reacquired upon conversion into Class A                   (21,474)       (236,761)
                                                              ----------    ------------
Net increase in shares outstanding                             3,576,875    $ 38,302,809
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended July 31, 2000:
Shares sold                                                    1,132,420    $ 14,053,104
Shares issued in reinvestment of dividends and distributions     101,310       1,200,525
Shares reacquired                                               (508,887)     (6,343,433)
                                                              ----------    ------------
Net increase in shares outstanding                               724,843    $  8,910,196
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    1,902,895    $ 19,882,224
Shares reacquired                                               (168,296)     (1,835,812)
                                                              ----------    ------------
Net increase in shares outstanding                             1,734,599    $ 18,046,412
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended July 31, 2000:
Shares sold                                                       96,668    $  1,249,710
Shares issued in reinvestment of dividends and distributions     178,772       2,123,813
Shares reacquired                                             (3,324,795)    (42,145,674)
                                                              ----------    ------------
Net decrease in shares outstanding                            (3,049,355)   $(38,772,151)
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    4,741,404    $ 47,440,575
Shares reacquired                                             (1,591,542)    (18,172,371)
                                                              ----------    ------------
Net increase in shares outstanding                             3,149,862    $ 29,268,204
                                                              ----------    ------------
                                                              ----------    ------------

---------------
(a) Commencement of investment operations.
                                                                          37

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Financial Highlights

                                                                 Class A
                                                -----------------------------------------
                                                      Year           November 18, 1998(a)
                                                     Ended                 Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                $  11.52               $  10.00
                                                    --------               --------
Income from investment operations:
Net investment income (loss)                              --(e)                  --(e)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                         2.14                   1.52
                                                    --------               --------
      Total from investment operations                  2.14                   1.52
                                                    --------               --------
Less distributions:
Dividends in excess of net investment
income                                                 (0.43)                    --
Distributions from net realized gains                  (0.28)                    --
                                                    --------               --------
      Total dividends and distributions                (0.71)                    --
                                                    --------               --------
Net asset value, end of period                      $  12.95               $  11.52
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        18.99%                 15.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 35,678               $ 21,248
Average net assets (000)                            $ 27,528               $ 10,442
Ratios to average net assets:
   Expenses, including distribution fees                1.54%                  1.73%(c)
   Expenses, excluding distribution fees                1.29%                  1.48%(c)
   Net investment income (loss)                         0.01%                  0.02%(c)
For Classes A, B, C and Z shares:
   Portfolio turnover rate                                67%                    38%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
(e) Less than $.005 per share.
    38                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Financial Highlights Cont'd.

                                                                 Class B
                                                -----------------------------------------
                                                      Year           November 18, 1998(a)
                                                     Ended                 Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                $  11.47               $  10.00
                                                    --------               --------
Income from investment operations:
Net investment income (loss)                           (0.09)                 (0.05)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                         2.12                   1.52
                                                    --------               --------
      Total from investment operations                  2.03                   1.47
                                                    --------               --------
Less distributions:
Dividends in excess of net investment
income                                                 (0.36)                    --
Distributions from net realized gains                  (0.28)                    --
                                                    --------               --------
      Total dividends and distributions                (0.64)                    --
                                                    --------               --------
Net asset value, end of period                      $  12.86               $  11.47
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        18.13%                 14.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 79,793               $ 41,049
Average net assets (000)                            $ 60,994               $ 24,260
Ratios to average net assets:
   Expenses, including distribution fees                2.29%                  2.48%(c)
   Expenses, excluding distribution fees                1.29%                  1.48%(c)
   Net investment income (loss)                        (0.71)%                (0.70)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     39

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                                -----------------------------------------
                                                      Year           November 18, 1998(a)
                                                     Ended                 Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                $  11.47               $  10.00
                                                    --------               --------
Income from investment operations:
Net investment income (loss)                           (0.09)                 (0.05)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                         2.12                   1.52
                                                    --------               --------
      Total from investment operations                  2.03                   1.47
                                                    --------               --------
Less distributions:
Dividends in excess of net investment
income                                                 (0.36)                    --
Distributions from net realized gains                  (0.28)                    --
                                                    --------               --------
      Total dividends and distributions                (0.64)                    --
                                                    --------               --------
Net asset value, end of period                      $  12.86               $  11.47
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        18.13%                 14.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 31,636               $ 19,914
Average net assets (000)                            $ 26,413               $ 15,204
Ratios to average net assets:
   Expenses, including distribution fees                2.29%                  2.48%(c)
   Expenses, excluding distribution fees                1.29%                  1.48%(c)
   Net investment income (loss)                        (0.73)%                (0.75)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
    40                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                                -----------------------------------------
                                                      Year           November 18, 1998(a)
                                                     Ended                 Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                $  11.56               $  10.00
                                                    --------               --------
Income from investment operations:
Net investment income (loss)                            0.02                   0.02
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                         2.14                   1.54
                                                    --------               --------
      Total from investment operations                  2.16                   1.56
                                                    --------               --------
Less distributions:
Dividends in excess of net investment
income                                                 (0.46)                    --
Distributions from net realized gains                  (0.28)                    --
                                                    --------               --------
      Total dividends and distributions                (0.74)                    --
                                                    --------               --------
Net asset value, end of period                      $  12.98               $  11.56
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        19.23%                 15.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $  1,318               $ 36,413
Average net assets (000)                            $ 25,793               $ 45,999
Ratios to average net assets:
   Expenses, including distribution fees                1.29%                  1.48%(c)
   Expenses, excluding distribution fees                1.29%                  1.48%(c)
   Net investment income (loss)                         0.12%                  0.21%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     41

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Diversified Funds--
Prudential Diversified High Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Funds--Prudential Diversified High Growth Fund (the 'Fund') at July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 18, 1998 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 22, 2000
    42                                     See Notes to Financial Statements

       Prudential Diversified Funds     Prudential Diversified High Growth Fund
             Federal Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that in the fiscal period ended March 31, 2000, dividends were paid of $.43, $.36, $.36 and $.46 per share (representing net investment income for Class A, B, C and Z shares respectively, which are taxable as ordinary income) and a short-term capital gain distribution of $.28 per share which is taxable as ordinary icome. Further, we wish to advise you that 15.51% of the ordinary income dividends paid in the fiscal period ended March 31, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2000.
    See Notes to Financial Statements                                     43

Prudential Diversified High Growth Fund

            Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
                    www.prudential.com (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Diversified High Growth Fund

         Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                www.prudential.com (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here-both realized and unrealized.

Prudential Diversified High Growth Fund

       Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities.
The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

         www.prudential.com (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well.
The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.


<PARA>

Prudential Diversified High Growth Fund

        Class A    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 7/31/00

                       One Year   Five Years   Ten Years    Since Inception
With Sales Charge       13.04%       N/A          N/A           16.80%
Without Sales Charge    18.99%	     N/A          N/A           20.38%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified High Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com (800) 225-1852

   Class B        Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 7/31/00

                       One Year   Five Years   Ten Years    Since Inception
With Sales Charge       13.13%       N/A          N/A            17.47%
Without Sales Charge    18.13%       N/A          N/A            19.56%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified High Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Diversified High Growth Fund

      Class C      Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 7/31/00

                       One Year   Five Years   Ten Years    Since Inception
With Sales Charge       15.95%        N/A          N/A           18.86%
Without Sales Charge    18.13%        N/A          N/A           19.56%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified High Growth Fund (Class C shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com (800) 225-1852

Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 7/31/00

                       One Year   Five Years   Ten Years    Since Inception
With Sales Charge       19.23%       N/A          N/A            20.77%
Without Sales Charge    19.23%       N/A          N/A            20.77%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified High Growth Fund (Class Z shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Saul K. Fenster, Ph.D.
Robert F. Gunia
Prof. Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
John R. Strangfeld
Joseph Weber
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Sub-Advisers
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Franklin Advisers, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Fund Symbols        NASDAQ          CUSIP
Class A             PHGAX         74432F885
Class B             PIHGX         74432F877
Class C             PHGCX         74432F869
Class Z             PDHZX         74432F851

MF186E

(LOGO) Printed on Recycled Paper

(ICON)

ANNUAL REPORT  JULY 31, 2000

Prudential
Diversified Moderate Growth Fund

Fund Type Balanced

Objective Capital appreciation and a reasonable level of current income

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Diversified Moderate Growth Fund seeks to provide capital appreciation and a reasonable level of current income. It invests in a diversified portfolio of equity and fixed-income securities. There can be no assurance that the Fund will achieve its investment objective.

Manager
Prudential Investments Fund Management LLC

Investment Sub-Advisers
(PRUDENTIAL LOGO)
(FRANKLIN TEMPLETON LOGO)
(DREYFUS LOGO)
(JENNISON ASSOCIATES LOGO)
(PIMCO LOGO)
(LAZARD LOGO)
www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                             As of 7/31/00

                         One        Since
                         Year     Inception2
     Class A            13.96%     24.75%
     Class B            12.88      23.02
     Class C            12.88      23.02
     Class Z            14.18      25.25
     Lipper Multi-Cap
      Core Fund Avg.3   13.29      28.56

Average Annual Total Returns1                        As of 7/31/00

                      One        Since
                      Year     Inception2
     Class A          8.26%     10.51%
     Class B          7.88      10.78
     Class C          10.75     12.29
     Class Z          14.18     14.16

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/18/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Multi-Cap Core Fund category. The Lipper average is unmanaged. The Lipper Multi-Cap Core Fund average includes funds that invest in a variety of market capitalization ranges, generally have between 25% and 75% of their equity assets invested in companies with market capitalizations above 300% of the dollar-weighted median of the S&P(r) Mid-Cap 400 Index, have wide latitude in the companies in which they invest, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

(LOGO)

Dear Shareholder,
The Prudential Diversified Moderate Growth Fund's Class A shares had a cumulative total return of 13.96% over the 12-month period ended July 31, 2000, in line with the 13.29% Lipper Multi-Cap Core Fund Average, despite the fact that most funds in that Lipper category hold no bonds. This was 8.26% to those paying the maximum one-time Class A share sales charge. The return on bonds over this period was low, as rising interest rates hurt fixed-income securities. Value stocks had a net negative return over the period. The Fund's small-cap and large-cap growth holdings each substantially exceeded the return on their benchmarks, contributing most of the positive return for the period.

This was a good period to be in a diversified fund. The markets changed with dizzying frequency and rapidity. To illustrate this point, the graph on the next page represents the monthly returns of three different indexes: the Standard & Poor's Electronics Index, which represents a model growth industry; the Standard & Poor's
SmallCap Gaming Index, which represents stocks that can be found in many value funds; and the Morgan Stanley
Capital International EAFE Index, which represents the major world markets excluding the United States. As you can see, each had dramatic month-to-month changes, including some negative months, and they behaved in very different ways. A diversified fund-one that is invested in several companies within a number of different industries that have different growth characteristics-is more likely to exhibit steady performance.

Sincerely,

John R. Strangfeld, President
Prudential Diversified Moderate Growth Fund

                          September 15, 2000

Monthly Returns of Selected Indexes
(GRAPH)

1 The S&P Electronics (semiconductors) Index is an unmanaged capitalization-weighted index of all stocks designed to measure performance of the electronics
(semiconductors) sector of the S&P 500 Index.

2 The S&P SmallCap Gaming, Lottery, and Parimutuel
Companies Index is an unmanaged capitalization-weighted index that measures the performance of the gaming, lottery, and parimutuel sector of the S&P SmallCap Index.

3 The Morgan Stanley Capital International Europe,
Australia, Far East Index (MSCI EAFE Index) is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far
East.

The performance cited does not represent the performance of the Prudential Diversified Moderate Growth Fund. Past performance is not indicative of future results.
Investors cannot invest directly in an index.

Prudential Diversified Moderate Growth Fund

Annual Report     July 31, 2000

Investment Adviser's Report

The Investing Context
Good news about the global economy dominated in the fiscal year ended July 31, 2000. During the early part of the period, uncertainties about how information systems would behave during the turnover to the year 2000 caused a flood of investment activity as companies updated their information system support. The uncertainty also led the U.S. Federal Reserve to increase the money supply to ensure that any unexpected failure would not freeze the financial system. During this period, technology and telecommunications stocks around the world shot up to extraordinarily high prices in comparison to even optimistic earnings projections.

In the latter half of 1999, the Federal Reserve began increasing interest rates to prevent the U.S. economy from overheating. The series of interest rate increases continued into 2000, leading investors to take a second look at stock prices that were based upon expectations of a long stream of future earnings. In addition, many investors feared that rising interest rates would choke off economic growth. In the wake of increasing investor uncertainty, many of the most expensive stocks declined in value, and stock markets faced unprecedented volatility as every additional piece of economic news was scrutinized and acted upon. Growth and value investing styles alternated in success, sometimes from day to day.
Investors with well-diversified
portfolios were better positioned to weather these style turnovers because some holdings might have experienced gains as others lost ground.

Over the full 12 months, growth-style investing performed best. Among stocks of small-capitalization companies, the advantage was entirely in the early part of the period, as small-cap value stocks were significantly favored in the second half. Among large caps, market favor continued to alternate through the summer of 2000. International stocks gained modestly, mostly early in the period. As in the U.S. market, style volatility and increased caution held back international returns in 2000.

www.prudential.com      (800) 225-1852

The threat of rising interest rates depressed bond prices early in the fiscal period because bonds lose value when market interest rates rise. However, the U.S. budget surplus led to Treasury buybacks that reduced the supply of long-term Treasury bonds. Consequently, their prices increased and yields fell. The yield premium on corporate over government bonds widened in 2000.

Our Performance
Growth stocks. The Prudential Diversified Moderate Growth
Fund continued to benefit from the 27.5% of its assets allocated to growth-style investing (20% large cap and 7.5% small cap) and from the strong performance of its growth managers. They far exceeded the returns of their respective benchmarks. In small-cap stocks, the portfolio benefited from its focus on technology. Early in the period, an emphasis was placed on Internet-related stocks, and these were market favorites. The managers reduced their Internet position in time to protect much of these gains from the sharp technology stock correction that occurred in the second quarter of 2000. The cash was reinvested in more established companies as the market declined.

Value stocks. Largely because of the growth-oriented environment early in the period, value benchmarks posted negative performances over the reporting period. Our style-consistent managers were more affected than most by changes in market favor, and both underperformed their benchmarks. In large-cap stocks, the strong contribution of rebounding health management companies and gains by oil companies failed to offset the impact of a low representation in technology and a high weighting in paper companies. With regard to the latter, a 1999 recovery of paper stocks was cut short in 2000 when investors focused on the threats to continuing economic growth. In small caps, the portfolio's return relative to its peers was hurt by the absence of biotechnology holdings, which received an unexpected boost in the second quarter from the publicity following the mapping of the human genome.

Prudential Diversified Moderate Growth Fund

Annual Report     July 31, 2000

International stocks. The positive contribution of international stocks came primarily early in the period.
The value orientation of the Fund's international holdings made them sensitive to concerns about global economic growth. Many investors feared that the European
Central Bank's raising of interest rates would slow growth. Moreover, the return from international stocks was hurt by the rise of the value of the dollar compared to other currencies, particularly the euro. It is widely believed that the euro is undervalued, and a correction of this imbalance would boost the value of euro-denominated stocks generally.

Core bonds. The Fund's core bond holdings provided a substantial return, in line with their benchmark. Its managers had underweighted corporate bonds and emphasized several better-performing sectors: mortgage-backed securities, real-return bonds (whose yields are adjusted for inflation), and emerging market bonds. Corporates performed relatively poorly because of increased concerns about credit quality. Mortgage-backed securities and real-return bonds had attractive yields, while emerging market bonds appreciated sharply in value as the improving global economy reduced credit concerns. In contrast, bonds of less strong U.S. companies (high-yield bonds) declined in value as credit concerns undermined their higher yields.

High-yield bonds. About 15% of the Fund's assets are allocated to high-yield debt securities, or "junk bonds." Although their benchmark had a negative return over our reporting period, the Fund's investments produced positive returns.

Prudential Diversified Moderate Growth Fund Management Team
www.prudential.com       (800) 225-1852

What Is Diversification
Diversification-spreading your investments over many different securities-is a basic principle of investing.
It helps to reduce the overall risk of your portfolio.
Moreover, when we rebalance the Fund to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

How diversification works
Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities.
When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles-between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds-it is less likely that all the securities you own will move in the same direction at one time.

Prudential Diversified Funds provide more of this buffer than a fund investing in only one asset class. We believe this will result in more consistent returns over time.

Rebalancing
The Diversified Moderate Growth Fund has a target allocation for each asset class. As some perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This keeps your risk exposure from changing too much; by forcing us to sell high, it may also increase our average selling price over time.

Prudential Diversified Moderate Growth Fund

Annual Report     July 31, 2000

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions.
Bonds are loans to a company, government, or agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan.
Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed-income securities. High-yield bonds are also known as "junk bonds." They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Prudential Diversified Moderate Growth Fund
Diversification Target
(PIE CHART)

Prudential Diversified Moderate Growth Fund

Annual Report     July 31, 2000

Financial
     Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.7%
Common Stocks  58.8%
-------------------------------------------------------------------------------------
Aerospace  0.3%
     37,900   British Aerospace PLC (United Kingdom)(a)           $        255,560
      5,825   GenCorp., Inc.                                                46,236
     19,300   Loral Space & Communications, Inc.                           100,119
      1,350   Skywest, Inc.                                                 60,244
                                                                  ----------------
                                                                           462,159
-------------------------------------------------------------------------------------
Agriculture & Equipment
      2,175   Toro Co.                                                      65,522
-------------------------------------------------------------------------------------
Airlines  0.1%
     10,100   Deutsche Lufthansa AG (Germany)                              249,008
-------------------------------------------------------------------------------------
Aluminum  0.5%
     26,400   Alcoa, Inc.                                                  798,600
      3,012   Reliance Steel & Aluminum Co.                                 63,252
                                                                  ----------------
                                                                           861,852
-------------------------------------------------------------------------------------
Apparel  0.1%
      2,225   American Eagle Outfitters, Inc.(a)                            33,097
      2,300   Kellwood Co.                                                  51,462
                                                                  ----------------
                                                                            84,559
-------------------------------------------------------------------------------------
Audio/Visual  0.4%
      1,175   Harman International Industries, Inc.                         74,319
      3,000   Polycom, Inc.(a)                                             284,578
      3,800   Sony Corp. (Japan)                                           349,349
                                                                  ----------------
                                                                           708,246
-------------------------------------------------------------------------------------
Auto & Truck  0.6%
      1,475   Borg-Warner Automotive, Inc.                                  50,058
      2,237   Delphi Automotive Systems Corp.                               33,136
      6,375   Dura Automotive Systems, Inc.(a)                              65,742
      3,610   General Motors Corp.                                         205,544
     11,100   GKN PLC (United Kingdom)                                     142,127

    10                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      3,200   Lear Corp.(a)                                       $         74,600
     87,000   Nissan Motor Co., Ltd. (Japan)(a)                            434,464
      1,450   Superior Industries Int'l, Inc.                               43,591
                                                                  ----------------
                                                                         1,049,262
-------------------------------------------------------------------------------------
Banking  3.4%
      4,650   BancorpSouth, Inc.                                            70,622
      3,000   Bank of New York Co., Inc.                                   140,438
      1,000   Bank United Corp. (Class A)                                   36,438
     13,700   BankAmerica Corp.                                            649,037
      5,758   Banknorth Group, Inc.                                         88,169
      2,320   Banque Nationale de Paris (France)                           229,006
      6,600   Bayerische Vereinsbank AG (Germany)                          383,243
      2,275   BSB Bancorp, Inc.                                             48,628
      1,875   City National Corp.                                           68,789
      1,975   CORUS Bankshares, Inc.                                        57,769
      5,950   Cullen/Frost Bankers, Inc.                                   169,203
      5,968   CVB Financial Corp.                                           93,996
        250   First Citizens BancShares, Inc. (Class A)                     15,250
     17,000   Fuji Bank (Japan)                                            109,883
      6,000   Golden State Bancorp, Inc.(a)                                114,750
      1,400   Greater Bay Bancorp                                           75,338
     20,700   Halifax Group PLC (United Kingdom)                           162,224
      2,750   Harbor Florida BancShares, Inc.                               31,281
     23,300   HSBC Holdings PLC (Hong Kong)(a)                             315,447
     19,000   IND Bank (Japan)                                             121,943
      5,100   ING Groep N.V. (Netherlands)                                 341,001
     20,500   Investor AB (Sweden)                                         297,228
      5,700   LaBranche & Co., Inc.(a)                                     116,138
      4,650   MAF Bancorp, Inc.                                             92,709
     35,400   Overseas-Chinese Banking Corp. Ltd. (Singapore)              257,432
      2,000   Queens County Bancorp, Inc.                                   46,250
     13,200   Sao Paolo Imi SpA (Italy)                                    223,890
      9,800   Silicon Valley Bancshares                                    429,362
      2,325   Southwest Bancorp of Texas(a)                                 60,886
     35,000   Sumitomo Trust & Banking Co. Ltd. (Japan)                    225,590
     12,460   Svenska Handelsbanken, Ser. A (Sweden)                       187,448

    See Notes to Financial Statements                                     11

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     41,000   The Sakura Bank Ltd. (Japan)                        $        237,687
     45,896   United Overseas Bank Ltd.                                    328,462
      4,675   Washington Federal, Inc.                                      87,656
      3,200   Westamerica Bancorporation                                    88,800
      1,625   Whitney Holding Corp.                                         60,430
                                                                  ----------------
                                                                         6,062,423
-------------------------------------------------------------------------------------
Broadcasting
        100   Wink Communications, Inc.(a)                                   2,450
-------------------------------------------------------------------------------------
Building & Products  1.0%
      2,565   ABB AG (Switzerland)                                         305,750
      5,700   American Standard Companies, Inc.(a)                         254,006
      7,600   Centex Corp.                                                 181,925
      5,375   D.R.Horton, Inc.                                              83,313
        775   Dycom Industries, Inc.(a)                                     33,131
      2,575   Kaufman & Broad Home Corp.                                    50,373
      5,050   M.D.C. Holdings, Inc.                                        101,000
      6,175   Pulte Corp.                                                  141,639
      7,150   Rayonier, Inc.                                               290,916
      1,525   Texas Industries, Inc.                                        49,467
      5,000   Thomas Industries, Inc.                                      104,375
      1,925   Toll Brothers, Inc.(a)                                        46,561
      5,250   Webb Delaware Corp.                                           80,063
                                                                  ----------------
                                                                         1,722,519
-------------------------------------------------------------------------------------
Cable  0.1%
      1,875   Belden, Inc.                                                  47,109
      1,650   Cable Design Technologies Corp.                               58,163
      4,275   General Cable Corp.                                           36,872
      7,000   Sumitomo Electric Industries (Japan)                         113,370
                                                                  ----------------
                                                                           255,514
-------------------------------------------------------------------------------------
Casinos
        775   Anchor Gaming(a)                                              41,995

    12                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Chemicals  0.7%
      5,700   Akzo Nobel N.V. (Netherlands)                       $        253,533
      3,050   Albemarle Corp.                                               75,297
      1,800   Arch Chemicals, Inc.                                          36,000
        200   Cambrex Corp.                                                  9,038
      2,800   Cytec Industries, Inc.(a)                                     87,500
      5,400   Eastman Chemical Co.                                         253,125
        825   H.B. Fuller Co.                                               31,866
     12,300   Imperial Chemical Industries PLC (United Kingdom)             88,376
      4,250   Olin Corp.                                                    66,672
      1,000   OM Group, Inc.                                                47,437
      3,050   Spartech Corp.                                                81,778
      1,700   The Geon Co.                                                  27,944
      2,800   The Lubrizol Corp.                                            59,850
      7,200   W.R. Grace & Co.(a)                                           71,100
                                                                  ----------------
                                                                         1,189,516
-------------------------------------------------------------------------------------
Commercial Services
      2,900   Luminant Worlwide Corp.(a)                                    23,562
-------------------------------------------------------------------------------------
Computers  2.7%
      5,300   ASM Lithography Holding N.V. (Netherlands)(a)                210,675
      2,275   Brooktrout, Inc.(a)                                           68,819
      7,200   Catapult Communications Corp.(a)                              95,850
      1,200   Citrix Systems, Inc.(a)                                       18,300
     40,800   Compaq Computer Corp.                                      1,144,950
      4,500   Comverse Technology, Inc.(a)                                 394,875
      8,300   Dell Computer Corp.(a)                                       364,681
     10,100   EMC Corp.(a)                                                 859,763
      9,800   Hewlett-Packard Co.                                        1,070,037
      2,000   InFocus Corp.(a)                                              70,000
      2,700   Microsoft Corp.(a)                                           188,494
      3,100   TDK Corp.                                                    393,700
                                                                  ----------------
                                                                         4,880,144
-------------------------------------------------------------------------------------
Computer Services  1.8%
      8,400   Affiliated Computer Services, Inc.(a)                        378,525

    See Notes to Financial Statements                                     13

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
        300   AnswerThink Consulting Group, Inc.(a)               $          5,044
      2,700   Axent Technologies, Inc.(a)                                   66,488
     21,000   Cisco Systems, Inc.(a)                                     1,374,187
        100   E Piphany, Inc.                                                9,306
      8,500   Marchfirst, Inc.(a)                                          175,844
      7,500   NetSolve, Inc.(a)                                            176,250
        100   Predictive Systems, Inc.(a)                                    2,200
      1,300   RadiSys Corp.(a)                                              79,950
      2,000   RSA Security, Inc.(a)                                        126,750
        300   Sapient Corp.(a)                                              34,125
      4,700   Sun Microsystems, Inc.(a)                                    495,556
      1,600   Verisign, Inc.(a)                                            253,900
                                                                  ----------------
                                                                         3,178,125
-------------------------------------------------------------------------------------
Consumer Products  0.4%
      2,962   Fossil, Inc.                                                  54,056
      2,000   PerkinElmer, Inc.                                            127,875
      1,340   Siemens AG (Germany)                                         207,411
      2,675   Tupperware Corp.                                              51,995
      2,400   Waters Corp.(a)                                              284,700
                                                                  ----------------
                                                                           726,037
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.3%
      9,000   Kao Corp. (Japan)                                            266,216
      4,100   The Estee Lauder Co., Inc.                                   180,400
                                                                  ----------------
                                                                           446,616
-------------------------------------------------------------------------------------
Dental Supplies
      1,925   Patterson Dental Co.(a)                                       51,013
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.9%
      1,800   Corning, Inc.                                                421,087
      2,000   CUNO, Inc.(a)                                                 60,500
     11,000   General Electric Co.                                         565,812
     66,800   Invensys PLC (United Kingdom)                                239,481
      1,875   Trinity Industries, Inc.                                      36,094
      5,350   Veba AG (Germany)                                            299,007
                                                                  ----------------
                                                                         1,621,981

    14                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Operations  0.3%
      2,000   Lagardere S.A. (France)                             $        129,481
      7,075   Pactiv Corp.(a)                                               65,444
      1,225   United Stationers, Inc.                                       35,678
      3,239   Vivendi (France)                                             258,778
                                                                  ----------------
                                                                           489,381
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  0.5%
      2,000   Datascope Corp.(a)                                            75,500
      7,000   Sankyo Co. Ltd. (Japan)                                      164,240
     26,000   Smithkline Beecham PLC (United Kingdom)(a)                   335,054
      5,433   Zeneca Group PLC (United Kingdom)(a)                         234,138
                                                                  ----------------
                                                                           808,932
-------------------------------------------------------------------------------------
Electrical Utilities  0.5%
     24,277   British Energy                                                87,307
      1,825   CH Energy Group, Inc.                                         59,541
      3,025   Conectiv, Inc.                                                50,101
     17,020   Endesa S.A. (Spain)                                          353,202
      5,775   Minnesota Power, Inc.                                        123,080
      6,300   Public Service Co. of New Mexico                             114,187
        950   RGS Energy Group, Inc.                                        21,791
      2,975   Sierra Pacific Resources                                      42,022
                                                                  ----------------
                                                                           851,231
-------------------------------------------------------------------------------------
Electronic Components  3.3%
      4,700   Alpha Industries, Inc.(a)                                    160,094
      2,500   Applied Micro Circuits Corp.(a)                              373,125
     13,900   Arrow Electronics, Inc.(a)                                   459,569
      1,650   ATMI, Inc.(a)                                                 42,488
      5,200   Avnet, Inc.                                                  296,075
      1,300   Broadcom Corp.(a)                                            291,525
      2,050   Cleco Corp.                                                   75,594
        575   Electro Scientific Industries, Inc.(a)                        26,127
      1,625   Electroglas, Inc.(a)                                          32,500
     11,040   Electrolux AB, Ser. B (Sweden)                               164,280
      3,200   Flextronics International Ltd.(a)                            226,550

    See Notes to Financial Statements                                     15

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     17,101   General Motors Corp (Class H)                       $        442,488
     10,000   Gentex Corp.(a)                                              227,500
      8,000   Hitachi Ltd. (Japan)                                          95,677
      2,450   Idacorp, Inc.                                                 90,650
      1,100   Integrated Silicon Solution, Inc.(a)                          23,100
      7,500   Motorola, Inc.                                               247,969
      6,000   Novellus Systems, Inc.(a)                                    323,625
      4,904   Philips Electronic N.V. (Netherlands)                        222,173
      2,500   PMC-Sierra, Inc.(a)                                          484,687
        225   Power-One, Inc.(a)                                            26,564
        300   Q-Logic Corp.                                                 22,350
      7,600   Reliant Energy, Inc.                                         254,600
      2,700   Rogers Corp.(a)                                               96,525
      7,400   Stmicroelectronics N.V. (Netherlands)                        421,337
     13,300   Texas Instruments, Inc.                                      780,544
        700   Veeco Instruments, Inc.(a)                                    55,125
                                                                  ----------------
                                                                         5,962,841
-------------------------------------------------------------------------------------
Entertainment  0.1%
      1,625   Gaylord Entertainment Co.                                     40,320
      1,900   SFX Entertainment, Inc.(a)                                    87,400
                                                                  ----------------
                                                                           127,720
-------------------------------------------------------------------------------------
Fertilizers  0.1%
      2,000   Potash Corp. of Saskatchewan, Inc.                           107,375
-------------------------------------------------------------------------------------
Financial Services  3.2%
        900   ACOM Co. Ltd. (Japan)                                         68,197
      4,075   Allied Capital Corp.                                          77,170
     13,700   American Express Co.                                         776,619
      2,750   Arthur J. Gallagher & Co.                                    134,922
      2,175   Bancwest Corp.                                                40,102
     19,850   Citigroup, Inc.                                            1,400,666
        750   Dain Rauscher Corp.                                           50,859
      5,025   Doral Financial Corp.                                         65,325
      3,250   Downey Financial Corp.                                       113,750
      1,700   Eaton Vance Corp.                                             88,081
      9,000   Federated Investment, Inc.                                   235,687

    16                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      3,500   Fulton Financial Corp.                              $         75,250
     12,000   Getronics N.V. (Netherlands)                                 202,424
      2,700   John H. Harland Co.                                           36,113
      4,300   Merrill Lynch & Co., Inc.                                    555,775
      5,250   Metris Co., Inc.                                             153,891
     11,900   Morgan Stanley Dean Witter                                 1,085,875
      1,800   Orix Corp. (Japan)                                           232,528
      3,100   PFF Bancorp, Inc.                                             53,863
      7,100   Schwab Charles Corp.                                         256,487
      3,500   Webster Financial Corp.                                       78,313
                                                                  ----------------
                                                                         5,781,897
-------------------------------------------------------------------------------------
Food & Beverage  1.4%
        700   Adolph Coors Co.                                              44,100
     34,300   Cadbury Schweppes PLC (United Kingdom)                       221,906
      1,800   Dean Foods Co.                                                62,663
     29,100   Diageo PLC (United Kingdom)                                  255,525
      2,325   Fleming Cos., Inc.                                            36,473
      4,800   Heineken N.V. (Netherlands)                                  274,496
      2,750   Michael Foods, Inc.                                           66,000
     27,200   Nabisco Group Holding Corp.                                  720,800
      2,400   Performance Food Group Co.(a)                                 79,050
      4,350   Riviana Foods, Inc.                                           70,687
     16,400   Sara Lee Corp.                                               302,375
      2,675   Smithfield Foods, Inc.(a)                                     76,070
     84,200   Tesco PLC (United Kingdom)                                   277,573
      2,500   Universal Foods Corp.                                         48,750
                                                                  ----------------
                                                                         2,536,468
-------------------------------------------------------------------------------------
Gold Mines
      2,575   Commerce Group Corp.(a)                                       71,456
-------------------------------------------------------------------------------------
Health Care  3.0%
      3,925   Apria Healthcare Group, Inc.(a)                               58,630
     29,200   Foundation Health Systems, Inc.                              425,225
     39,600   HCA-The Healthcare Corp.                                   1,346,400
     33,900   HEALTHSOUTH Corp.(a)                                         201,281
      4,950   Nationwide Health Properties, Inc.                            77,962

    See Notes to Financial Statements                                     17

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      7,400   PacifiCare Health Systems, Inc.(a)                  $        481,000
      4,500   PAREXEL International Corp.(a)                                44,719
     48,100   Tenet Healthcare Corp.(a)                                  1,464,044
      2,000   Trigon Healthcare, Inc.(a)                                   106,000
      2,050   Varian Med Systems, Inc.                                      88,150
     11,700   Wellpoint Health Networks, Inc.(a)                         1,020,094
                                                                  ----------------
                                                                         5,313,505
-------------------------------------------------------------------------------------
Home Furnishings  0.1%
      2,000   Ethan Allen Interiors, Inc.                                   51,000
      3,550   Furniture Brands International, Inc.(a)                       52,584
                                                                  ----------------
                                                                           103,584
-------------------------------------------------------------------------------------
Hotels  0.2%
     20,500   Hilton Hotels Corp.                                          210,125
     27,400   MeriStar Hotels & Resorts, Inc.                               73,638
                                                                  ----------------
                                                                           283,763
-------------------------------------------------------------------------------------
Household Products
      1,050   Libbey, Inc.                                                  32,747
-------------------------------------------------------------------------------------
Human Resources  0.1%
      1,750   CDI Corp.(a)                                                  34,781
      2,925   Spherion Corp.(a)                                             55,941
                                                                  ----------------
                                                                            90,722
-------------------------------------------------------------------------------------
Industrial
        525   Brooks Automation, Inc.(a)                                    26,053
      1,400   Springs Industries, Inc.                                      45,150
                                                                  ----------------
                                                                            71,203
-------------------------------------------------------------------------------------
Insurance  4.1%
      3,100   Alfa Corp.                                                    56,575
      7,700   Alleanza Assicurazionni (Italy)(a)                            95,989
      1,124   Allianz AG (Germany)                                         416,722
      3,600   American Financial Group, Inc.                                90,000
      2,900   American General Corp.                                       193,394
      8,213   American International Group, Inc.                           720,134

    18                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      2,000   Annuity & Life Ltd.                                 $         49,250
     15,800   AXA Financial, Inc.                                          604,350
      1,700   AXA-UAP (France)                                             258,406
     14,800   Chubb Corp.                                                1,095,200
      1,640   Fidelity National Financial, Inc.                             29,008
      2,100   First American Financial Corp.                                32,681
     10,000   John Hancock Financial Services, Inc.(a)                     236,250
      2,500   Leucadia National Corp.                                       66,719
     18,900   Old Republic International Corp.                             421,706
        500   Oxford Health Plans, Inc.(a)                                  11,969
      5,150   Presidential Life Corp.                                       74,353
     11,600   Prudential Corp. PLC (United Kingdom)                        158,350
        800   Quotesmith.com, Inc.(a)                                        1,950
      1,779   Radian Group, Inc.                                           108,297
      9,000   Reinsurance Group of America, Inc.                           286,312
     20,900   SAFECO Corp.                                                 482,006
      6,100   St. Paul Companies, Inc.                                     271,069
      1,575   Stancorp Financial Group, Inc.                                54,337
      2,750   The MONY Group, Inc.                                          98,312
      1,575   Triad Guaranty, Inc.(a)                                       38,194
     11,900   Unitedhealth Group, Inc.                                     973,569
        598   Zurich Versicherungs-Gesellschaft (Switzerland)              322,382
                                                                  ----------------
                                                                         7,247,484
-------------------------------------------------------------------------------------
Internet  0.1%
        475   Allaire Corp.(a)                                              14,658
        400   Go2Net, Inc.(a)                                               23,625
        100   Interwoven, Inc.(a)                                            6,456
      1,000   Investment Technology Group, Inc.(a)                          48,625
      1,650   National Discount Brokers Group, Inc.(a)                      54,347
      1,225   PurchasePro.com Inc.(a)                                       47,775
        300   Viant Corp.(a)                                                 9,900
        300   Ziff-Davis, Inc.(a)                                            5,138
                                                                  ----------------
                                                                           210,524

    See Notes to Financial Statements                                     19

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Machinery & Equipment  0.2%
      1,050   Helix Technology Corp.                              $         34,125
      1,525   IDEX Corp.                                                    50,325
      3,925   JLG Industries, Inc.                                          39,986
      1,700   Kulicke & Soffa Industries, Inc.(a)                           76,712
      5,475   Lincoln Electric Holdings, Inc.                               82,809
      2,175   Milacron, Inc.                                                31,266
      2,975   Terex Corp.(a)                                                49,088
      2,225   The Manitowoc Co., Inc.                                       54,791
                                                                  ----------------
                                                                           419,102
-------------------------------------------------------------------------------------
Manufacturing  0.4%
      1,275   AptarGroup, Inc.                                              31,795
      1,290   Cie De Saint Gobain (France)                                 189,508
        900   Cirrus Logic, Inc.(a)                                         17,438
      2,100   GaSonics International Corp.(a)                               50,400
      2,000   KEMET Corp.(a)                                                48,000
      4,900   Mettler-Toledo International, Inc.(a)                        198,450
      2,350   Scott Technologies, Inc.                                      45,237
      6,520   Thyssen AG (Germany)                                         111,918
        100   Varian, Inc.(a)                                                4,213
                                                                  ----------------
                                                                           696,959
-------------------------------------------------------------------------------------
Media  1.4%
      8,500   Clear Channel Communications, Inc.(a)                        647,594
      1,400   Cumulus Media, Inc.                                           13,650
      3,600   Gemstar-TV Guide Int'l, Inc.(a)                              218,925
      4,400   Omnicom Group, Inc.                                          374,000
      1,575   Penton Media Inc.                                             54,534
      1,200   Time Warner, Inc.                                             92,025
     17,330   Viacom, Inc. (Class B)(a)                                  1,149,196
                                                                  ----------------
                                                                         2,549,924
-------------------------------------------------------------------------------------
Medical Products & Services
      5,150   Bergen Brunswig Corp. (Class A)                               45,062
        200   Coherent, Inc.(a)                                             11,975
                                                                  ----------------
                                                                            57,037

    20                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Medical Technology  0.9%
      1,400   Albany Molecular Research, Inc.                     $         77,525
      8,000   Amgen, Inc.(a)                                               519,500
      2,600   Genetech, Inc.                                               395,525
      5,500   Inhale Therapeutic Systems, Inc.(a)                          446,531
      7,900   Serono S.A., ADR(a)                                          213,300
                                                                  ----------------
                                                                         1,652,381
-------------------------------------------------------------------------------------
Metals  0.5%
     21,500   Broken Hill Proprietary Co. Ltd. (Australia)                 227,499
      2,100   Cleveland-Cliffs, Inc.                                        52,106
      3,275   Commercial Metals Co.                                         96,203
      1,975   Kaydon Corp.                                                  41,352
      8,400   Phelps Dodge Corp.                                           341,775
      1,450   Precision Castparts Corp.                                     92,709
      3,225   Worthington Industries, Inc.                                  34,064
                                                                  ----------------
                                                                           885,708
-------------------------------------------------------------------------------------
Mining  0.3%
     27,600   Freeport-McMoRan Copper & Gold, Inc.(a)                      236,325
     18,000   Newmont Mining Corp.                                         319,500
                                                                  ----------------
                                                                           555,825
-------------------------------------------------------------------------------------
Networking  0.3%
        400   Adaptec, Inc.(a)                                               9,900
      1,800   Anixter International, Inc.(a)                                52,313
        400   C-COR.net Corp.(a)                                            10,575
      1,800   Juniper Networks, Inc.(a)                                    256,387
      1,800   Network Appliance, Inc.(a)                                   155,137
                                                                  ----------------
                                                                           484,312
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.6%
      6,000   Canon, Inc. (Japan)                                          267,312
     15,200   Harris Corp.                                                 520,600
      3,150   HON Industries, Inc.                                          84,065
     30,200   IKON Office Solutions, Inc.                                  122,687
     16,900   Lanier Worldwide, Inc.(a)                                     11,619
                                                                  ----------------
                                                                         1,006,283

    See Notes to Financial Statements                                     21

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Oil & Gas Services  2.9%
      5,000   Alliant Energy Resources, Inc.                      $        303,125
      1,800   Amerada Hess Corp.                                           108,900
      3,025   Berry Petroleum Co.                                           55,017
     35,200   BP Amoco PLC (United Kingdom)                                308,033
     10,004   BP Amoco PLC, ADR                                            523,334
      5,475   Energen Corp.                                                123,188
     36,500   ENI SpA (Italy)                                              204,333
      3,225   Equitable Resources, Inc.                                    167,902
      2,925   Helmerich & Payne, Inc.                                       93,600
      3,676   Kerr-McGee Corp.                                             201,721
      7,600   Keyspan Energy                                               241,300
      9,000   Marine Drilling Companies, Inc.(a)                           195,750
      2,775   Mitchell Energy & Development Corp.                           88,453
      8,500   Newfield Exploration Co.(a)                                  289,531
      5,200   Nuevo Energy Co.                                              79,300
      8,900   Occidental Petroleum Corp.                                   180,225
      3,475   Oneok, Inc.                                                   92,739
      2,000   Patterson Energy, Inc                                         49,875
        525   Quest Diagnostics, Inc.(a)                                    52,992
      5,000   Schlumberger Ltd.                                            369,687
      1,000   St. Mary Land & Exploration Co.                               29,937
     11,585   Total S.A., ADR                                              852,222
      2,853   Total S.A., Ser. B (France)                                  422,824
      1,625   Ultramar Diamond Shamrock Corp.                               37,172
      2,850   Valero Energy Corp.                                           73,922
          1   Varco International, Inc.(a)                                       9
                                                                  ----------------
                                                                         5,145,091
-------------------------------------------------------------------------------------
Paper & Packaging  1.9%
      1,750   Chesapeake Corp.                                              45,828
      5,000   Fort James Corp.                                             152,813
      6,300   Georgia-Pacific Corp. (Timber Group)                         190,969
     25,100   Georgia-Pacific Group                                        622,793
     13,200   International Paper Co.                                      448,800
     15,700   Mead Corp.                                                   398,387
     14,000   Nippon Paper Industries Co. Ltd. (Japan)                     102,250

    22                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      3,500   Pope & Talbot, Inc.                                 $         67,375
      8,800   Temple- Inland, Inc.                                         382,250
      6,300   UPM-Kymmene OY (Finland)                                     155,322
     10,400   Weyerhaeuser Co.                                             475,150
     14,300   Willamette Industries, Inc.                                  433,469
                                                                  ----------------
                                                                         3,475,406
-------------------------------------------------------------------------------------
Pharmaceuticals  2.2%
      1,225   Alpharma, Inc.                                                80,238
     11,000   American Home Products Corp.                                 583,687
      3,025   Bindley Western Industries, Inc.                              79,595
      4,300   Eli Lilly & Co.                                              446,663
     28,325   Pfizer, Inc.                                               1,221,516
     14,078   Pharmacia Corp.                                              770,770
      5,800   Rhone Poulenc S.A., Ser. A (France)                          446,723
         27   Roche Holdings AG (Switzerland)                              253,592
                                                                  ----------------
                                                                         3,882,784
-------------------------------------------------------------------------------------
Photography  0.7%
     22,400   Eastman Kodak Co.                                          1,229,200
-------------------------------------------------------------------------------------
Printing & Publishing  0.3%
      1,700   Banta Corp.                                                   32,831
      2,400   Lee Enterprises, Inc.                                         63,600
      1,000   Primedia, Inc.                                                92,250
     28,200   Reed International PLC (United Kingdom)                      225,438
      1,000   Scholastic Corp.(a)                                           63,875
                                                                  ----------------
                                                                           477,994
-------------------------------------------------------------------------------------
Radio & Television
        950   Entercom Communications Corp.(a)                              36,872
-------------------------------------------------------------------------------------
Real Estate Development
        700   Catellus Development Corp.(a)                                 12,075
-------------------------------------------------------------------------------------
Real Estate  1.0%
        400   Alexandria Real Estate Equities, Inc.                         14,325
      3,450   Amli Residential Properties Trust                             84,094
      3,575   Arden Realty, Inc.                                            94,737

    See Notes to Financial Statements                                     23

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      1,925   Avalonbay Communities, Inc.                         $         90,716
      3,450   Bradley Real Estate, Inc.                                     74,175
      2,850   BRE Properties, Inc.                                          92,447
      3,375   Cabot Industrial Trust                                        69,188
      1,750   Camden Property Trust                                         54,688
      2,000   Developers Diversified Realty Corp.                           31,500
      2,350   First Industrial Realty Trust, Inc.                           75,200
      2,875   Franchise Finance Corp. of America                            69,000
      2,400   Gables Residential Trust                                      65,250
        800   General Growth Properties, Inc.                               27,100
      1,600   Health Care Property Investments, Inc.                        47,600
      2,850   Health Care REIT, Inc.                                        51,300
      3,625   Highwoods Properties, Inc.                                    97,875
      2,525   Hospitality Properties Trust                                  62,494
      6,950   JDN Realty Corp.                                              72,975
      9,000   MeriStar Hospitality Corp.                                   199,687
      5,300   Reckson Associates Realty Corp.                              139,125
      3,275   Regency Realty Corp.                                          78,600
        600   SL Green Realty Corp.                                         17,813
      3,325   Summit Properties, Inc.                                       79,384
      2,100   Weingarten Realty Investors                                   86,887
                                                                  ----------------
                                                                         1,776,160
-------------------------------------------------------------------------------------
Restaurants  0.5%
     11,600   CKE Restaurants, Inc.                                         34,075
     38,400   Darden Restaurants, Inc.                                     626,400
      1,900   Jack in the Box, Inc.(a)                                      40,731
      3,625   Ruby Tuesday, Inc.                                            44,633
      8,525   Ryan's Family Steak Houses, Inc.(a)                           77,791
                                                                  ----------------
                                                                           823,630
-------------------------------------------------------------------------------------
Retail  3.5%
      2,175   Alberto-Culver Co. (Class B)                                  66,066
      4,725   Ames Department Stores, Inc.(a)                               33,666
      2,100   BJ's Wholesale Club, Inc.(a)                                  62,869
     10,300   Consolidated Stores Corp.(a)                                 122,956
     20,500   Dillards, Inc. (Class A)                                     280,594

    24                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      1,875   Dress Barn, Inc.(a)                                 $         38,906
      1,100   Factory 2-U Stores, Inc.(a)                                   45,650
     14,400   Gap, Inc.                                                    515,700
     31,900   Great Universal Stores PLC (United Kingdom)                  211,039
     23,800   Home Depot, Inc.                                           1,231,650
      5,000   J.C. Penney Co., Inc.                                         80,625
     48,100   Kmart Corp.(a)                                               336,700
     13,500   Kohl's Corp.(a)                                              766,125
      1,525   Michaels Stores, Inc.(a)                                      66,052
      4,700   Pep Boys - Manny, Moe & Jack                                  27,319
      5,150   Pier 1 Imports, Inc.                                          61,478
      4,025   Polo Ralph Lauren Corp.(a)                                    65,155
     11,500   RadioShack Corp.                                             648,312
      5,200   Ross Stores, Inc.                                             79,950
      2,625   Russell Corp.                                                 51,680
        700   Sears, Roebuck & Co.                                          20,912
     11,000   Tiffany & Co.                                                376,750
     13,800   Toys 'R' Us, Inc.(a)                                         227,700
      4,950   Venator Group, Inc.                                           69,919
        300   Ventro Corp.                                                   3,619
     13,400   Wal-Mart Stores, Inc.                                        736,162
      2,575   Zale Corp.(a)                                                 96,241
                                                                  ----------------
                                                                         6,323,795
-------------------------------------------------------------------------------------
Semiconductors  1.0%
      5,800   Applied Materials, Inc.(a)                                   440,075
     19,200   Intel Corp.                                                1,281,600
        200   Micrel, Inc.(a)                                               10,012
        200   Silicon Laboratories, Inc.(a)                                 23,025
        700   Varian Semiconductor Equipment, Inc.                          33,994
                                                                  ----------------
                                                                         1,788,706
-------------------------------------------------------------------------------------
Services  0.3%
      1,100   ADVO, Inc.                                                    45,031
      8,000   Fujitsu (Japan)                                              224,951
        875   Littelfuse, Inc.                                              30,844

    See Notes to Financial Statements                                     25

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     23,400   National Grid Co. PLC (United Kingdom)              $        192,149
     20,900   Service Corp. International(a)                                53,556
                                                                  ----------------
                                                                           546,531
-------------------------------------------------------------------------------------
Shipbuilding
      1,050   Newport News Shipbuilding, Inc.                               42,394
-------------------------------------------------------------------------------------
Software  1.2%
        100   Actuate Corp.(a)                                               4,925
      1,300   Agency.com, Inc.(a)                                           28,031
        100   Alteon Websystems, Inc.(a)                                    13,194
      7,500   America Online, Inc.(a)                                      399,844
        300   Broadbase Software, Inc.(a)                                    7,069
      5,400   BroadVision, Inc.(a)                                         195,412
        100   Clarus Corp.(a)                                                3,700
      4,700   Computer Associates International, Inc.(a)                   116,619
      1,600   Exodus Communications, Inc.(a)                                71,100
      4,200   HNC Software, Inc.(a)                                        185,325
        100   Informatica Corp.(a)                                           8,000
        300   ITXC Corp.(a)                                                  5,438
      1,400   Keynote Systems, Inc.(a)                                      53,062
        700   Liberate Technologies(a)                                      16,056
        782   NetIQ Corp.(a)                                                37,732
        200   Nuance Communications, Inc.(a)                                28,075
      1,800   Onyx Software Corp.(a)                                        43,537
      2,975   Phoenix Technologies Ltd.(a)                                  50,575
      2,800   Progress Software Corp.(a)                                    42,175
        825   Proxicom, Inc.(a)                                             34,083
        200   Software.com, Inc.(a)                                         20,175
      2,700   Sybase, Inc.(a)                                               65,137
        600   U.S. Interactive, Inc.(a)                                      8,100
      6,850   VERITAS Software Corp.(a)                                    698,272
      2,200   Verity, Inc.(a)                                               80,162
                                                                  ----------------
                                                                         2,215,798

    26                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Steel
      2,400   Carpenter Technology Corp.                          $         73,500
-------------------------------------------------------------------------------------
Telecommunications  6.7%
        900   Advanced Fibre Communications, Inc.(a)                        38,588
      5,000   Alcatel (France)                                             368,886
      4,800   Allegiance Telecommunications, Inc.(a)                       266,700
      7,100   ALLTEL Corp.                                                 437,538
     32,600   AT&T Corp.(a)                                                808,750
      1,875   Audiovox Corp.(a)                                             29,062
     16,800   British Telecommunications PLC (United Kingdom)              222,034
        500   Copper Mountain Networks, Inc.(a)                             39,430
      1,382   Deutsche Telekom (Germany)                                    60,215
        400   Ditech Communications Corp.(a)                                19,150
        500   Dobson Communications Corp. (Class A)(a)                      10,938
     22,300   Ericsson (L.M.) Telephone Co., Inc., ADR                     437,638
     18,000   Global Crossing Ltd.(a)                                      437,625
      1,600   Intermedia Communications, Inc.(a)                            28,200
      9,200   JDS Uniphase Corp.(a)                                      1,086,750
      1,375   Leap Wireless International, Inc.                             87,141
      2,300   Level 3 Communications, Inc.(a)                              157,406
      7,400   Metromedia Fiber Network, Inc.                               259,925
      3,600   Millicom International Cellular S.A., ADR(a)                 158,850
      3,500   Net2000 Communication, Inc.(a)                                33,250
      8,300   Nextel Communications, Inc.(a)                               464,281
      5,700   Nextlink Communications, Inc.                                188,456
         24   Nippon Telegraph & Telephone Corp. (Japan)                   287,032
     23,600   Nokia Corp., ADR(a)                                        1,045,775
      9,800   Nortel Networks Corp.                                        728,875
      7,537   NTL, Inc.(a)                                                 339,636
          8   NTT Mobile Communications (Japan)                            200,849
     28,800   Portugal Telecom S.A. (Portugal)                             313,646
     19,000   Qwest Communications International, Inc.(a)                  891,812
      3,200   Tektronix, Inc.                                              196,800
      3,700   Tele Danmark AS (Denmark)                                    227,637

    See Notes to Financial Statements                                     27

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      9,509   Telefonica S.A. (Spain)                             $        200,065
      1,800   True North Communications, Inc.                               87,863
      3,900   Univision Communications, Inc.(a)                           3484,575
     25,196   Vodafone AirTouch PLC, ADR                                 1,086,577
     62,500   Vodafone Group PLC (United Kingdom)                          276,277
                                                                  ----------------
                                                                        12,008,232
-------------------------------------------------------------------------------------
Tobacco  0.8%
     13,200   Loews Corp.                                                  828,300
     14,500   Philip Morris Co., Inc.                                      366,125
      8,833   R.J. Reynolds Tobacco Holdings, Inc.                         250,636
                                                                  ----------------
                                                                         1,445,061
-------------------------------------------------------------------------------------
Transportation  0.2%
      2,325   Alexander & Baldwin, Inc.                                     58,561
      3,225   ArvinMeritor, Inc.                                            50,391
      4,275   Roadway Express, Inc.                                        101,531
      2,225   Sea Containers Ltd.                                           58,406
                                                                  ----------------
                                                                           268,889
-------------------------------------------------------------------------------------
Trucking & Shipping  0.1%
      3,050   Airborne Freight Corp.                                        47,084
      2,700   US Freightways Corp.                                          74,925
                                                                  ----------------
                                                                           122,009
-------------------------------------------------------------------------------------
Utilities  0.5%
      2,100   California Water Service Group                                50,137
      4,900   General Public Utilities Corp.                               129,850
      1,470   Suez Lyonnaise des Eaux (France)                             240,476
      7,600   Unicom Corp.                                                 312,075
      3,750   Washington Gas Light Co.                                      92,344
                                                                  ----------------
                                                                           824,882

    28                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Waste Management  0.1%
      2,675   Waste Connections, Inc.(a)                          $         54,169
     11,600   Waste Management, Inc.                                       216,775
                                                                  ----------------
                                                                           270,944
                                                                  ----------------
              Total common stocks (cost $92,948,043)                   104,870,820
                                                                  ----------------

CORPORATE BONDS  20.9%
Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
Aerospace  0.2%
                                BE Aerospace, Inc., Sr. Sub. Notes,
B1             $       50        9.50%, 11/1/08                                 47,375
                                Sequa Corp., Sr. Notes,
Ba2                   250        9.00%, 8/1/09                                 242,500
                                                                      ----------------
                                                                               289,875
-------------------------------------------------------------------------------------
Airlines  0.3%
                                Continental Airlines Inc., Sr.
                                 Notes,
Ba2                   140        8.00%, 12/15/05                               130,733
                                Delta Air Lines, Inc., Sr. Notes,
Baa3                  250       9.75%, 5/15/21                                 263,055
Baa3                  100       8.30%, 12/15/29                                 89,652
                                United Airlines, Inc., Sr. Deb.
                                 Notes,
Baa3                   15        9.75%, 8/15/21                                 14,783
                                US Airways, Inc., Sr. Notes,
B3                     50        9.625%, 2/1/01                                 49,517
                                                                      ----------------
                                                                               547,740
-------------------------------------------------------------------------------------
Audio/Visual
                                Imax Corp., Sr. Notes,
Ba2                    45        7.875%, 12/1/05                                43,200
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
                                Federal-Mogul Corp., Sr. Notes,
Ba2                    50       7.375%, 1/15/06                                 40,500
Ba2                   105       7.50%, 1/15/09                                  80,325

    See Notes to Financial Statements                                     29

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Lear Seating Corp., Sr. Sub. Notes,
Ba3            $       75        8.25%, 2/1/02                        $         73,427
                                                                      ----------------
                                                                               194,252
-------------------------------------------------------------------------------------
Auto Rental
                                United Rentals, Inc., Gtd. Notes,
B1                     55        9.25%, 1/15/09                                 51,150
-------------------------------------------------------------------------------------
Automotive Parts  0.4%
                                Collins & Aikman Products Co., Gtd.
                                 Notes,
B2                    110        11.50%, 4/15/06                               106,700
                                Eagle-Picher, Inc., Gtd. Notes
B3                     75        9.375%, 3/1/08                                 62,250
                                Hayes Wheels Int'l, Inc., Sr. Sub.
                                 Notes,
B2                    250        9.125%, 7/15/07                               228,750
                                Lear Corp. Sr. Notes, Ser. B
Ba1                   250        8.11%, 5/15/09                                229,375
                                                                      ----------------
                                                                               627,075
-------------------------------------------------------------------------------------
Banking  1.1%
                                Bank of Tokyo-Mitsubishi Ltd., Sr. Sub. Notes,
A3                    400       8.40%, 4/15/10                                 403,554
                                Central Bank of Philippines, Bonds,
NR                     88        7.8125%, 1/5/05                                82,129
                                Chevy Chase Savings Bank, Sub. Deb.
B1                    100        9.25%, 12/1/05                                 94,000
                                KBC Bank Funding Trust, Gtd. Notes,
A1                    300        9.86%, 11/29/49                               306,822
                                Korea Development Bank, Sr. Notes,
Baa2                  200        7.125%, 9/17/01                               198,652
Baa2                  300       7.90%, 2/1/02                                  300,081
                                Royal Bank of Scotland Group PLC,
                                 Sr. Notes,
A1                    300        9.118%, 3/31/49                               312,213
                                Sovereign Bancorp, Inc., Sr. Notes,
Ba3                   110       10.25%, 5/15/04                                108,616

    30                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Sovereign Bancorp, Sr. Notes,
Ba3            $       90        10.50%, 11/15/06                     $         90,000
                                                                      ----------------
                                                                             1,896,067
-------------------------------------------------------------------------------------
Broadcasting
                                Paxson Communications Corp., Sr.
                                 Sub. Notes,
B3                     80        11.625%, 10/1/02                               81,800
-------------------------------------------------------------------------------------
Building & Products
                                Lennar Corp., Sr. Notes,
Ba1                    20        9.95%, 5/1/10                                  20,200
                                Nortek, Inc., Sr. Notes,
B1                     70        9.125%, 9/1/07                                 65,800
                                                                      ----------------
                                                                                86,000
-------------------------------------------------------------------------------------
Cable  0.8%
                                Adelphia Communications Corp., Sr.
                                 Notes,
B1                    300        8.125%, 7/15/03                               279,000
                                Callahan NRH (Denmark), Sr. Disc.
                                 Notes,
                                Zero Coupon, (until 7/15/05)
B3                     50        16.00%, 7/15/10                                22,250
                                Sr. Notes,
B3                    100       14.00%, 7/15/10                                 98,500
                                Charter Communications Holdings
                                 LLC.,
                                 Sr. Disc. Notes, Zero Coupon
                                 (until 4/1/04)
B2                    100        9.92%, 4/1/11                                  57,000
                                Classic Cable, Inc., Sr. Sub.
                                 Notes,
B3                     25       9.375%, 8/1/09                                  20,250
B3                     30       10.50%, 3/1/10                                  26,550
                                Diamond Cable Comm. Co. (United
                                 Kingdom), Sr. Disc. Notes,
B2                    150       13.25%, 9/30/04                                157,500
                                Fox Family Worldwide, Inc., Sr.
                                 Notes,
B1                     30        9.25%, 11/1/07                                 28,350

    See Notes to Financial Statements                                     31

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                International Wire Group, Inc.,
                                 Sr. Sub. Notes,
B3             $      150        11.75%, 6/1/05                       $        150,000
                                Metromedia Fiber Network, Sr.
                                 Notes,
B2                     90        10.00%, 12/15/09                               87,300
                                Mediacom LLC Capital Corp., Sr.
                                 Notes,
B2                    250        7.875%, 2/15/11                               215,000
                                Rogers Cablesystems, Inc., Sr.
                                 Notes,
Ba1                   100        9.625%, 8/1/02                                102,000
                                United Pan Europe Communications
                                 (Netherlands), Sr. Disc. Notes,
                                 Zero Coupon (until 8/1/04)
B2                    100       12.50%, 8/1/09                                  46,000
                                Sr. Notes,
B2                    200       10.875%, 8/1/09                                175,000
                                                                      ----------------
                                                                             1,464,700
-------------------------------------------------------------------------------------
Casinos  0.7%
                                Aztar Corp., Sr. Sub. Notes,
B2                    150        8.875%, 5/15/07                               142,500
                                Boyd Gaming Corp., Sr. Sub. Notes,
B1                     50        9.50%, 7/15/07                                 48,000
                                Harrahs Operating, Inc., Gtd. Sr. Sub. Notes,
Ba2                    90       7.875%, 12/15/05                                85,388
                                Harvey Casino & Resorts, Sr. Sub.
                                 Notes,
B2                    100        10.625%, 6/1/06                               102,000
                                Hollywood Park, Inc., Sr. Sub. Notes, Ser. B,
B2                    250       9.25%, 2/15/07                                 253,125
                                Horseshoe Gaming LLC, Sr. Sub.
                                 Notes,
B2                     65        8.625%, 5/15/09                                61,831
                                Mandalay Resort Group,
                                 Deb. Notes,
Ba2                   100        6.70%, 11/15/96                                91,967
                                Sr. Sub. Deb.
Ba2                   100       7.625%, 7/15/13                                 79,250

    32                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Mohegan Tribal Gaming Authority,
                                 Sr. Notes,
Ba2            $      250        8.125%, 1/1/06                       $        239,375
                                Park Place Entertainment Corp.,
                                 Sr. Sub. Notes,
Ba2                    40        9.375%, 2/15/07                                40,200
                                Station Casinos, Inc, Sr. Sub
                                 Notes,
B1                     70        9.875%, 7/1/10                                 70,000
                                                                      ----------------
                                                                             1,213,636
-------------------------------------------------------------------------------------
Chemicals  0.5%
                                Arco Chemical Co., Deb. Notes
Ba3                   250        9.90%, 11/1/00                                249,375
                                Avecia Group PLC, Sr. Notes,
B2                     80        11.00%, 7/1/09                                 79,800
                                Huntsman ICI Chemicals, Inc., Sr.
                                 Sub. Notes,
B2                    115        10.125%, 7/1/09                               117,300
                                Huntsman Polymers Corp., Sr. Notes
B1                     50        11.75%, 12/1/04                                50,750
                                Lyondell Chemical Co., Sr. Sub.
                                 Notes,
Ba3                   100        9.875%, 5/1/07                                100,000
                                NL Industries, Inc., Sr. Sec'd.
                                 Notes,
B1                     30        11.75%, 10/15/03                               30,525
                                Sterling Chemicals, Inc., Sr. Sub.
                                 Notes,
B3                     55        12.375%, 7/15/06                               56,375
B3                     75       11.75%, 8/15/06                                 60,000
                                Texas Petrochemicals Corp., Sr.
                                 Sub. Notes,
Caa1                   20        11.125%, 7/1/06                                17,800
                                USEC, Inc., Sr. Notes,
Ba1                   100        6.75%, 1/20/09                                 72,400
                                                                      ----------------
                                                                               834,325
-------------------------------------------------------------------------------------
Commercial Services  0.1%
                                Iron Mountain, Inc., Sr. Sub.
                                 Notes, MTN,
B2                    100        8.25%, 7/1/11                                  88,000

    See Notes to Financial Statements                                     33

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
Computer Services  0.1%
                                Globix Corp., Sr. Notes,
B-*            $      200        12.50%, 2/1/10                       $        156,000
                                Unisys Corp., Sr. Notes,
Ba1                   100        11.75%, 10/15/04                              106,000
                                                                      ----------------
                                                                               262,000
-------------------------------------------------------------------------------------
Containers  0.3%
                                Norampac, Inc., Sr. Notes,
B1                     20        9.50%, 2/1/08                                  19,600
                                Owens-Illinois, Inc., Deb. Notes,
Ba1                    50        7.50%, 5/15/10                                 41,117
                                Sr. Notes,
Ba1                   100        7.85%, 5/15/04                                 92,171
                                Packaged Ice, Inc., Sr. Notes,
B3                    135        9.75%, 2/1/05                                 114,750
                                Radnor Holdings Corp., Sr. Notes,
B2                    150        10.00%, 12/1/03                               133,500
                                Silgan Holdings, Inc., Sr. Sub.
                                 Deb.,
B1                    150        9.00%, 6/1/09                                 137,250
                                                                      ----------------
                                                                               538,388
-------------------------------------------------------------------------------------
Distribution
                                Core- Mark Int'l, Inc., Sr. Sub.
                                 Notes,
B3                     15        11.375%, 9/15/03                               13,950
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.2%
                                Corning Consumer Products,
                                 Sr. Sub. Notes,
B3                    200        9.625%, 5/1/08                                130,000
                                Gentek, Inc., Gtd. Notes,
B2                    150        11.00%, 8/1/09                                151,500
                                Tenneco, Inc., Sr. Sub. Notes,
B2                     55        11.625%, 10/15/09                              48,950
                                                                      ----------------
                                                                               330,450

    34                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
Diversified Operations  0.2%
                                Cox Enterprises, Inc., Sr. Notes,
Baa1           $      300        7.55%, 8/1/00                        $        300,825
                                SCG Holding Corp., Sr. Sub. Notes,
B2                     49        12.00%, 8/1/09                                 52,675
                                                                      ----------------
                                                                               353,500
-------------------------------------------------------------------------------------
Electrical Utilities  0.6%
                                Calpine Corp., Sr. Notes,
Ba1                   500        10.50%, 5/15/06                               525,000
                                Sierra Pacific Resources, Sr.
                                 Notes,
Baa2                  500        7.39%, 4/20/02                                500,000
                                                                      ----------------
                                                                             1,025,000
-------------------------------------------------------------------------------------
Electrical Equipment  0.1%
                                Motors & Gears, Inc., Sr. Notes,
B3                    125        10.75%, 11/15/06                              121,250
-------------------------------------------------------------------------------------
Electrical Services  0.1%
                                TNP Enterprises, Inc., Sr. Sub.
                                 Notes,
NR                    225        10.25%, 4/1/10                                234,563
-------------------------------------------------------------------------------------
Electronics  0.1%
                                Flextronics Int'l Ltd., Sr. Sub.
                                 Notes,
Ba3                   100        9.875%, 7/1/10                                101,125
-------------------------------------------------------------------------------------
Engineering & Construction  0.2%
                                CSC Holdings, Inc., Sr. Sub. Deb.,
Ba3                   329        10.50%, 5/15/16                               348,740
-------------------------------------------------------------------------------------
Financial Services  4.9%
                                AT&T Capital Corp., MTN,
A1                    500        6.60%, 5/15/05                                476,605
                                Americredit Corp., Sr. Notes,
Ba1                   100        9.875%, 4/15/06                                98,000
                                Associates Corp. of North America,
                                 Sr. Notes,
A1                    600       6.96%, 5/8/03                                  605,430

    See Notes to Financial Statements                                     35

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Bear Stearns Cos., Inc., Sr. Notes,
A2             $      300        6.15%, 3/2/04                        $        284,349
                                Capital One Bank, Sr. Notes,
Baa2                  500        6.76%, 7/23/02                                491,121
                                Coinstar, Inc., Sr. Disc. Notes,
NR                    100        13.00%, 10/1/06                               101,000
                                Credit Asset Receivable LLC, Sr. Sec'd. Notes,
NR                    247       6.274%, 10/31/03                               242,374
                                Finova Capital Corp., MTN,
Baa2                  300        5.98%, 2/27/01                                288,639
                                Ford Motor Credit Co., Sr. Notes,
A2                    500       7.50%, 3/15/05                                 497,160
A2                    500       6.75%, 5/15/05                                 481,970
                                General Motors Acceptance Corp.,
                                 MTN,
A2                    400        6.54%, 4/5/04                                 399,124
                                GS Escrow Corp., Sr. Notes,
Ba1                   100       6.75%, 8/1/01                                   96,750
Ba1                    50       7.125%, 8/1/05                                  45,436
                                GS Escrow Corp., Notes,
Ba1                   100        7.05%, 8/1/03                                  95,211
                                Heller Financial, Inc., MTN,
A3                    500        6.50%, 7/22/02                                490,525
                                Household Finance Corp., Notes,
A2                    700        7.00%, 8/1/03                                 688,112
                                MBNA America Bank NA, MTN,
Baa1                  500        6.875%, 7/15/04                               478,625
                                Metris Co., Inc., Sr. Deb. Notes,
Ba3                   150        10.125%, 7/15/06                              142,500
                                Midland Funding Corp., Sec. Deb.
                                 Notes,
Ba3                   100        11.75%, 7/23/05                               111,014
                                Morgan J.P. & Co., Inc., Sr. Notes,
A1                    300        5.75%, 2/25/04                                283,839
                                Morgan Stanley Dean Witter, Sr.
                                 Notes,
Aa3                   600        6.99%, 4/22/04                                599,619
                                Orion Power Holdings, Inc., Sr.
                                 Notes,
Ba3                   500        12.00%, 5/1/10                                527,500

    36                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Orix Credit Alliance, Inc., MTN,
Baa2           $      300        6.785%, 4/16/01                      $        299,040
                                Paine Webber Group, Inc., Sr.
                                 Notes,
Baa1                  300        7.29%, 7/15/02                                299,778
                                RBF Finance Co., Sr. Notes,
Ba3                   275        11.00%, 3/15/06                               297,000
                                Salomon Smith Barney Holdings,
                                 Inc., Sr. Notes,
Aa3                   300        7.06%, 7/18/03                                299,919
                                                                      ----------------
                                                                             8,720,640
-------------------------------------------------------------------------------------
Food & Beverage  0.4%
                                Agrilink Foods., Inc., Sr. Sub.
                                 Notes,
B3                    150        11.875%, 11/1/08                              114,000
                                Aurora Foods, Inc., Sr. Sub. Notes,
Caa1                   90        9.875%, 2/15/07                                56,025
                                Cott Corp., Sr. Notes,
B1                    250        8.50%, 5/1/07                                 228,750
                                Del Monte Foods Co., Sr. Disc.
                                 Notes,
                                 Ser. B, Zero Coupon (until
Caa                   125        12/15/02) 12.50%, 12/15/07                     93,750
                                Pilgrim's Pride Corp., Sr. Sub.
                                 Notes,
B1                    150        10.875%, 8/1/03                               150,375
                                Vlasic Foods Intl., Inc., Sr. Sub.
                                 Notes,
B2                    200        10.25%, 7/1/09                                101,000
                                                                      ----------------
                                                                               743,900
-------------------------------------------------------------------------------------
Gaming
                                Coast Hotels & Casinos, Inc., Gtd.
                                 Notes,
B3                     75        9.50%, 4/1/09                                  71,625
-------------------------------------------------------------------------------------
Health Care  0.8%
                                Apria Healthcare Group, Sr. Sub.
                                 Notes,
B2                    100        9.50%, 11/1/02                                 99,000
                                Bio-Rad Labs, Inc., Sr. Sub. Notes,
B2                     40        11.625%, 2/15/07                               41,800

    See Notes to Financial Statements                                     37

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Columbia/HCA Healthcare Co.,
                                 Deb. Notes,
Ba2            $       50       8.36%, 4/15/24                        $         45,000
Ba2                    55       7.05%, 12/1/27                                  42,350
Ba2                   175       7.50%, 11/15/50                                132,125
                                MTN,
Ba2                   100        7.69%, 6/15/25                                 83,000
Ba2                   200       6.73%, 7/15/45                                 185,500
                                Concentra Operating Corp., Sr. Sub.
                                 Notes, Ser. A,
B3                     30        13.00%, 8/15/09                                25,800
                                Fresenius MedCare CapTrust, Gtd.
                                 Notes,
Ba3                   125        9.00%, 12/1/06                                123,125
Ba3                    75       7.875%, 2/1/08                                  70,125
                                Healthsouth Corp., Sr. Notes,
Ba1                    85        6.875%, 6/15/05                                72,853
                                HEALTHSOUTH Corp., Sr. Notes,
Baa3                  250        7.00%, 6/15/08                                197,730
                                Integrated Health Services, Inc.,
                                 Sr. Sub. Notes, Ser. A,
C                     250(b)     9.25%, 1/15/08                                  4,687
                                LifePoint Hospitals Holdings, Inc.,
                                 Sr. Sub. Notes,
B3                     55        10.75%, 5/15/09                                57,200
                                Magellan Health Services, Inc., Sr.
                                 Sub. Notes,
B3                     50        9.00%, 2/15/08                                 26,250
                                Tenet Healthcare Corp. Sr. Sub.
                                 Notes,
Ba3                    60        8.125%, 12/1/08                                56,550
                                Triad Hospitals Holdings, Inc., Sr.
                                 Sub. Notes,
B3                     90        11.00%, 5/15/09                                93,150
                                                                      ----------------
                                                                             1,356,245

    38                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
Hotels
                                Starwood Hotel & Resorts, Deb.
                                 Notes,
Ba1            $      120        7.375%, 11/15/15                     $        100,469
-------------------------------------------------------------------------------------
Industrial  0.3%
                                Aes Drax Holdings Ltd., Sr. Sec.
                                 Notes,
Ba2                   175        10.41%, 12/31/20                              181,188
                                Intersil Corp., Sr. Notes,
B1                     41        13.25%, 8/15/09                                47,150
                                Purina Mills, Inc., Sr. Sub. Notes,
NR                    250(b)     9.00%, 3/15/10                                 72,500
                                United Int'l. Holdings, Inc., Sr.
                                 Disc. Notes, Zero Coupon (until
B3                    250        2/15/03) 10.75%, 2/15/08                      180,000
                                                                      ----------------
                                                                               480,838
-------------------------------------------------------------------------------------
Machinery & Equipment  0.1%
                                Applied Power, Inc., Sr. Sub.
                                 Notes,
B1                    150        8.75%, 4/1/09                                 164,625
-------------------------------------------------------------------------------------
Manufacturing  0.1%
                                JPS Products, Sr. Notes,
B1                     75        11.125%, 6/15/01                               76,500
                                Phillips Van-Heusen, Sr. Sub.
                                 Notes,
B1                     50        9.50%, 5/1/08                                  45,500
                                Polymer Group, Inc., Sr. Sub.
                                 Notes,
B2                     20        9.00%, 7/1/07                                  16,600
B2                     25       8.75%, 3/1/08                                   20,500
                                Sun World International, Inc.,
                                 First Mtge., Ser. B,
B2                      5        11.25%, 4/15/04                                 4,763
                                Venture Holdings Trust, Sr. Notes,
B2                     40        9.50%, 7/1/05                                  30,400
                                                                      ----------------
                                                                               194,263
-------------------------------------------------------------------------------------
Media  0.6%
                                Ackerley Group, Inc., Sr. Sub.
                                 Notes,
B2                    250        9.00%, 1/15/09                                233,750

    See Notes to Financial Statements                                     39

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Adelphia Communications Corp., Sr.
                                 Notes, Ser. B,
B2             $      500        9.25%, 10/1/02                       $        495,000
                                Lin Holdings Corp., Sr. Disc.
                                 Notes, Zero Coupon, 8/1/00 Zero
B3                    175        Coupon (until 3/1/03)                         117,687
                                Time Warner, Inc., Series 97-1
Baa3                  265        6.10%, 12/30/01                               260,230
                                                                      ----------------
                                                                             1,106,667
-------------------------------------------------------------------------------------
Metals  0.1%
                                Golden Northwest Aluminum, Gtd.
                                 Notes,
B2                     15        12.00%, 12/15/06                               15,225
                                Kaiser Aluminum & Chemical Corp.,
                                 Sr. Notes,
B1                    225        9.875%, 2/15/02                               216,281
                                                                      ----------------
                                                                               231,506
-------------------------------------------------------------------------------------
Oil & Gas  1.2%
                                Canadian Forest Oil Ltd., Sr. Sub.
                                 Notes,
B2                     60        8.75%, 9/15/07                                 57,600
                                Comstock Resources, Inc., Sr.
                                 Notes,
B2                     55        11.25%, 5/1/07                                 55,550
                                Eott Energy Partners, Sr. Notes,
Ba2                    85        11.00%, 10/1/09                                86,700
                                Houston Exploration Co., Sr. Sub.
                                 Notes,
B2                     20        8.625%, 1/1/08                                 19,200
                                Parker Drilling Co., Sr. Notes,
B1                     80        9.75%, 11/15/06                                77,200
                                Petroleos Mexicanos (Mexico), Gtd. Notes,
Baa3                  200       9.375%, 12/2/08                                205,000
                                Plains Resources, Inc., Sr. Sub.
                                 Notes,
B2                    120       10.25%, 3/15/06                                121,150
                                Public Service Enterprise Group,
                                 Notes,
NR                  1,100        7.01%, 6/15/01                              1,099,993

    40                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Swift Energy Co., Sr. Sub. Notes,
B2             $       55        10.25%, 8/1/09                       $         55,825
                                Triton Energy Ltd., Sr. Notes,
B1                    250        9.25%, 4/15/05                                250,000
                                Vintage Petroleum, Inc., Sr. Sub.
                                 Notes,
B1                     95        9.75%, 6/30/09                                 96,900
                                                                      ----------------
                                                                             2,125,118
-------------------------------------------------------------------------------------
Paper & Packaging  0.4%
                                Ball Corp., Sr. Sub. Notes,
B1                    250        8.25%, 8/1/08                                 240,000
                                Doman Industries Ltd. (Canada), Sr.
                                 Notes,
B1                     60       8.75%, 3/15/04                                  49,200
B1                    100       9.25%, 11/15/07                                 76,000
                                Repap New Brunswick (Canada), Sr.
                                 Notes,
Caa                    50        11.50%, 6/1/04                                 50,875
Caa                    75       10.625%, 4/15/05                                68,625
                                Stone Container Corp., First Mtge.,
B1                     20        10.75%, 10/1/02                                20,200
                                Sr. Notes,
B2                     15        11.50%, 8/15/06                                15,544
                                Sr. Sub. Deb.,
B3                    250        12.25%, 4/1/02                                251,250
                                                                      ----------------
                                                                               771,694
-------------------------------------------------------------------------------------
Pharmaceuticals  0.1%
                                ICN Pharmaceuticals, Inc., Sr.
                                 Notes,
Ba3                   100        8.75%, 11/15/08                                98,250
-------------------------------------------------------------------------------------
Printing & Publishing  0.1%
                                Mail Well I Corp., Sr. Sub. Notes,
B1                    250        8.75%, 12/15/08                               215,000
                                Transwestern Publishing Co., LP Sr.
                                 Sub. Notes, Series D,
B2                     40        9.625%, 11/15/07                               39,000
                                                                      ----------------
                                                                               254,000

    See Notes to Financial Statements                                     41

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
Real Estate  0.2%
                                HMH Properties, Inc., Sr. Notes,
Ba2            $      300        8.45%, 12/1/08                       $        279,000
                                Intrawest Corp. Sr. Notes,
B1                    100        10.50%, 2/1/10                                103,500
                                                                      ----------------
                                                                               382,500
-------------------------------------------------------------------------------------
Recreation  0.2%
                                Ballys Total Fitness Holdings, Sr.
                                 Sub. Notes, Ser. C,
B3                    100        9.875%, 10/15/07                               91,500
                                Premier Parks, Inc., Sr. Notes,
B3                    350        9.75%, 6/15/07                                332,500
                                                                      ----------------
                                                                               424,000
-------------------------------------------------------------------------------------
Restaurants  0.3%
                                Advantica Restaurant Group, Inc., Sr. Notes,
B3                    125       11.25%, 1/15/08                                 82,500
                                Carrols Corp., Sr. Sub. Notes,
B2                    250        9.50%, 12/1/08                                207,500
                                CKE Restaurants, Inc., Sr. Notes,
B3                     50        9.125%, 5/1/09                                 32,500
                                Felcor Suites LP, Gtd. Sr. Notes,
Ba2                   250        7.375%, 10/1/04                               226,875
                                Sbarro, Inc., Sr. Notes,
Ba3                    30        11.00%, 9/15/09                                30,900
                                                                      ----------------
                                                                               580,275
-------------------------------------------------------------------------------------
Retail  0.1%
                                Musicland Group, Inc., Sr. Sub.
                                 Notes,
B2                     80        9.00%, 6/15/03                                 74,400
                                Stater Brothers Holdings, Inc., Sr.
                                 Notes,
B2                     65        10.75%, 8/15/06                                57,525
                                                                      ----------------
                                                                               131,925

    42                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
Schools  0.1%
                                Kindercare Learning Center, Inc., Sr. Sub. Notes,
B3             $      190       9.50%, 2/15/09                        $        173,850
                                La Petite Holdings, Sr. Notes,
B3                     25        10.00%, 5/15/08                                15,250
                                                                      ----------------
                                                                               189,100
-------------------------------------------------------------------------------------
Services  0.4%
                                Alliance Atlantis Commerce, Inc., Sr. Sub. Notes,
B2                    150       13.00%, 12/15/09                               153,750
                                IT Group, Inc., Sr. Sub. Notes,
                                 Ser. B,
B3                     50        11.25%, 4/1/09                                 44,500
                                Midamerican Funding LLC, Sr. Notes,
Baa1                  450        5.85%, 3/1/01                                 445,625
                                                                      ----------------
                                                                               643,875
-------------------------------------------------------------------------------------
Software  0.3%
                                Exodus Communications, Sr. Notes,
B3                     50       10.75%, 12/15/09                                48,750
B3                    170       11.625%, 7/15/10                               171,275
                                Psinet, Inc., Sr. Notes,
B3                    145        11.00%, 8/1/09                                117,450
                                Verio, Inc., Sr. Notes,
B3                      5        11.25%, 12/1/08                                 5,788
B3                    100       10.625%, 11/15/09                              113,000
                                                                      ----------------
                                                                               456,263
-------------------------------------------------------------------------------------
Steel  0.2%
                                Algoma Steel, Inc., First Mtge.
                                 Notes,
B2                     75        12.375%, 7/15/05                               66,750
                                Leviathan Corp., Sr. Sub. Notes,
Ba2                    25        10.375%, 6/1/09                                25,750
                                LTV Corp., Sr. Notes,
Ba3                   100        11.75%, 11/15/09                               85,500
                                National Steel Corp., First Mtge.,
                                 Ser. D,
Ba3                    25        9.875%, 3/1/09                                 22,062

    See Notes to Financial Statements                                     43

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Sheffield Steel Corp., First Mtge.,
                                 Ser. B,
Caa2           $       25        11.50%, 12/1/05                      $         16,000
                                WHX Corp., Sr. Notes,
B3                    145        10.50%, 4/15/05                               116,000
                                                                      ----------------
                                                                               332,062
-------------------------------------------------------------------------------------
Telecommunications  2.9%
                                AT&T Corp., MTN, Ser. G,
A1                    600        6.31%, 4/23/02                                600,984
                                Adelphia Business Solution, Sr. Disc. Notes,
                                Zero Coupon (until 4/15/01)
B3                     85        13.00%, 4/15/03                                75,225
                                Caprock Communications Corp., Sr.
                                 Notes,
B3                    250        11.50%, 5/1/09                                155,000
                                Clearnet Communications, Inc., Sr.
                                 Disc. Notes, Zero Coupon (until
B3                    110        5/1/04) 10.125%, 5/1/09                        63,800
                                Coaxial Communications, Inc., Sr.
                                 Notes,
B3                     25        10.00%, 8/15/06                                24,000
                                Fairpoint Communications, Sr. Sub.
                                 Notes,
B3                     95        12.50%, 5/1/10                                 95,950
                                Focal Communications Corp., Sr.
                                 Notes,
B3                    125        11.875%, 1/15/10                              124,375
                                Global Crossing Holdings Ltd., Sr.
                                 Notes,
Ba2                   500        9.50%, 11/15/09                               487,500
                                Level 3 Communications, Inc., Sr. Disc. Notes,
                                Zero Coupon (until 3/15/05)
B3                    500        12.875%, 3/15/10                              265,000
                                Zero Coupon (until 12/1/03)
B3                    130        10.50%, 12/1/08                                76,375
                                Sr. Notes,
B3                     30       11.00%, 3/15/08                                 28,500
                                Mcleodusa, Inc., Sr. Notes,
B1                     95        8.125%, 2/15/09                                85,262

    44                                     See Notes to Financial Statements

Prudential Diversified Funds     Prudential Diversified Moderate Growth
Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Microcell Telecommunications, Sr.
                                 Disc. Notes, Zero Coupon (until
                                 6/1/04)
B3             $      250        12.00%, 6/1/09                       $        168,750
                                Millicom Int'l. Cellular, Sr. Disc.
                                 Notes, Zero Coupon (until 6/1/01)
Caa1                   65        13.50%, 6/1/06                                 56,875
                                Netia Holdings BV (Poland), Gtd.
                                 Sr. Disc. Notes, Zero Coupon
B2                    250        (until 11/1/01) 11.25%, 11/1/07               178,750
                                Nextel Communications, Inc., Sr.
                                 Disc. Notes, Zero Coupon (until
B1                    300        9/15/02) 10.65%, 9/15/07                      234,000
                                Sr. Notes,
B1                    200        9.375%, 11/15/09                              191,000
                                Nextlink Communications, Inc., Sr.
                                 Disc. Notes,
B2                    330        10.75%, 6/1/09                                323,400
                                NTL Communications Corp., Sr.
                                 Notes, Zero Coupon (until 10/1/03)
B2                    250        12.375%, 10/1/08                              161,250
                                Primus Telecomm Group, Sr. Notes,
B3                    100        12.75%, 10/15/09                               60,000
                                RCN Corp., Sr. Notes,
B3                     45        10.125%, 1/15/10                               36,000
                                RSL Communications PLC (United
                                 Kingdom), Gtd. Sr. Notes,
B3                    150        9.875%, 11/15/09                               46,500
                                Spectrasite Holdings, Inc., Sr.
                                 Disc. Notes, Zero Coupon (until
                                 3/15/05)
B3                    305        12.875%, 3/15/10                              170,800
                                Telewest Communications PLC (United
                                 Kingdom), Sr. Disc. Notes, (Zero
                                 Coupon until 2/1/05, 11.375%,
B1                    235        2/1/10                                        131,600
                                Tritel PCS, Inc., Sr. Sub. Disc.
                                 Notes, Zero Coupon (until 5/15/04)
B3                    110        12.75%, 5/15/09                                80,850

    See Notes to Financial Statements                                     45

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Vodafone Airtouch PLC (United
                                 Kingdom), Sr. Notes,
A2             $      300        6.96%, 12/19/01                      $        301,038
                                Voicestream Wireless Corp.,
                                 Sr. Disc. Notes,
                                Zero Coupon (until 11/15/04)
B2                    240        11.875%, 11/15/09                             169,200
                                Sr. Notes,
B2                    130       10.375%, 11/15/09                              140,400
                                Williams Communications Group,
                                 Inc., Sr. Notes,
B2                     25       10.70%, 10/1/07                                 24,125
B2                    245       10.875%, 10/1/09                               232,750
                                Worldcom, Inc., FRN,
A3                    300        7.05%, 11/26/01                               301,113
                                Worldwide Fiber, Inc., Sr. Notes,
B3                     30        12.00%, 8/1/09                                 26,850
                                                                      ----------------
                                                                             5,117,222
-------------------------------------------------------------------------------------
Textile-Apparel Manufacturing  0.1%
                                Burlington Industries, Inc., Sr.
                                 Disc. Deb.,
Ba2                   250        7.25%, 8/1/27                                 150,000
                                Collins & Aikman Floorcovering, Sr. Sub. Notes,
B3                     15       10.00%, 1/15/07                                 14,700
                                                                      ----------------
                                                                               164,700
-------------------------------------------------------------------------------------
Transportation
                                American Commercial Lines LLC, Sr.
                                 Notes,
B1                     50        10.25%, 6/30/08                                42,000
                                Kitty Hawk, Inc., Gtd. Notes,
Ca                     60(a)     9.95%, 11/15/04                                24,900
                                                                      ----------------
                                                                                66,900
-------------------------------------------------------------------------------------
Utilities  0.6%
                                AES Corp., Sr. Notes,
Ba1                   250        9.50%, 6/1/09                                 252,500

    46                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Sr. Sub. Debs.,
Ba3            $      100        8.875%, 11/1/27                      $         84,000
                                Aes Drax Energy Ltd., (United
                                 Kingdom),
                                 Sr. Sec. Notes,
Ba2                   100        11.50%, 8/30/10                               102,750
                                CMS Energy Corp., Sr. Notes,
Ba3                   250        7.50%, 1/15/09                                226,250
                                Niagara Mohawk Power Corp., Sr.
                                 Notes, Ser. C,
Ba2                   227       7.00%, 10/1/00                                 226,485
Baa3                  151       7.125%, 7/1/01                                 150,709
                                                                      ----------------
                                                                             1,042,694
-------------------------------------------------------------------------------------
Waste Management  0.3%
                                Allied Waste of North America, Inc., Sr. Notes,
Ba3                   250       7.875%, 1/1/09                                 220,000
                                Sr. Sub. Notes,
B2                     45        10.00%, 8/1/09                                 38,925
                                Waste Management, Inc.,
                                Gtd. Notes,
Ba1                   150        6.00%, 5/15/01                                146,316
                                Sr. Deb Notes,
Ba1                   100        8.75%, 5/1/18                                  98,040
                                                                      ----------------
                                                                               503,281
                                                                      ----------------
                                Total corporate bonds (cost
                                 $38,656,267)                               37,201,423
                                                                      ----------------
CONVERTIBLE BONDS  0.3%
-------------------------------------------------------------------------------------
Financial Services
                                Hellenic Finance,
                                2.00%, 7/15/03
A2               Euro 500        (cost $526,875)                               451,840
                                                                      ----------------
FOREIGN GOVERNMENT BONDS  0.1%
                                German Government Bonds, 6.25%,
               $   30,000        1/4/24                                         30,475
                                German Government Bonds, 6.25%,
                   80,000        1/4/30                                         83,439
                                                                      ----------------
                                                                               113,914
                                                                      ----------------
                                Total foreign government bonds
                                 (cost $106,815)                            37,201,423
                                                                      ----------------

    See Notes to Financial Statements                                     47

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
SOVEREIGN BONDS  0.3%
                                Republic Of Phillippines, Bonds,
Ba1            $       74        9.50%, 10/21/24                      $         68,820
                                United Mexican States, Sr. Notes,
Baa3                  500       8.50%, 2/1/06                                  499,000
                                                                      ----------------
                                Total soverign bonds (cost
                                 $570,673)                                     567,820
                                                                      ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS  3.2%
                                Bear Stearns Mortgage Secs, Inc.,
                                 Series 97-7, Class 1,
Aaa                   500       7.00%, 2/25/28                                 471,090
                                Capital Asset Research Funding LP,
                                 Series 97-A, Class I,
Aaa                   110       6.40%, 12/15/04                                109,515
                                Contimortgage Home Equity Loan
                                 Trust, Series 1998-2, Class A4,
Aaa                   500       6.19%, 1/15/14                                 491,875
                                Federal Home Loan Mortgage Corp.,
                                 Debs.,
                    1,000       7.00%, 12/31/30                                966,560
                                Series 7, Class A,
                      243       7.00%, 9/17/31                                 241,008
                                Series 119, Class H,
                      670       7.50%, 1/15/21                                 664,469
                                Series 1599, Class A,
                       31       5.80%, 6/15/19                                  30,795
                                Federal National Mortgage Assoc.,
                                 Series 1998-73, Class MZ,
                      541       6.30%, 10/17/38                                434,021
                                GE Capital Mortgage Services, Inc.,
                                 Series 1999-S, Class A29,
Aaa                   300       6.50%, 5/25/29                                 273,177
                                Istar Receivables Trust, Mtge.
                                 Bonds,
                                 Class A,
Aaa                   497       6.92%, 9/25/22                                 497,263

    48                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                Merrill Lynch Mortgage Investors,
                                 Inc., Series 1998-FF1, Class A,
Aaa            $       53       6.80%, 1/20/28                        $         52,599
                                PNC Mortgage Secs. Corp., Series
                                 1999-5, Class A1,
Aaa                   400       7.25%, 10/25/29                                385,683
                                Residential Funding Mortgage,
                                 Series 1993-S36, Class A9,
Aaa                   163       6.48%, 10/25/08                                161,442
                                Series 1994-S5, Class A6,
Aa1                   500       6.50%, 2/25/24                                 435,465
                                Series 1999-S8, Class A1,
Aaa                   203        6.25%, 3/25/14                                191,338
                                Salomon Brothers Mortgage, Series
                                 1999-LB1, Class A,
Aaa                   330       6.95%, 6/25/29                                 329,860
                                                                      ----------------
                                Total collateralized mortgage
                                 obligations (cost $3,474,689)               5,736,160
                                                                      ----------------
MUNICIPAL BONDS  0.6%
                                Central Puget Sound Washington
                                 Regional, Revenue Bonds,
Aaa                   500        4.75%, 2/1/28                                 423,974
                                New York City Gen. Oblig., Series
                                 B,
A3                    300       6.00%, 8/1/01                                  296,500
                                New York State Twy. Auth. Gen.
                                 Rev., Series E,
Aa3                   300       5.00%, 1/1/25                                  257,910
                                                                      ----------------
                                Total municipal bond (cost
                                 $566,909)                                     978,384
                                                                      ----------------

    See Notes to Financial Statements                                     49

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND SECURITIES  12.5%
              Federal National Mortgage Assoc.,
$       993   6.00%, 8/1/06                                        $        948,196
      2,500   6.00%, 12/31/30                                             2,293,750
        700   7.50%, 12/31/30                                               689,717
              Government National Mortgage Assoc.,
      1,900   7.50%, 12/15/28                                             1,883,599
      2,038   6.50%, 5/15/29                                              1,932,151
        462   6.50%, 6/15/29                                                438,384
        500   6.50%, 7/15/29                                                474,060
        470   7.50%, 11/15/29                                               465,738
         30   7.50%, 3/15/30                                                 29,731
      1,750   6.00%, 12/31/30                                             1,611,102
      3,300   6.50%, 12/31/30                                             3,128,829
      1,470   7.50%, 12/31/30                                             1,456,682
      1,500   8.50%, 12/31/30                                             1,524,367
         83   6.75%, 9/20/22                                                 83,535
              United States Treasury Bonds,
        800   11.25%, 2/15/15                                             1,187,376
        318   3.625%, 4/15/28, TIPS                                         305,215
              United States Treasury Notes,
        645   3.625%, 7/15/02, TIPS                                         642,838
        973   3.375%, 1/15/07, TIPS                                         937,176
        209   3.875%, 1/15/09, TIPS                                         206,483
                                                                      United States
                                                                   Treasury Strips,
      3,800   Zero Coupon, 2/15/11                                        1,992,720
                                                                   ----------------
              Total U. S. government agencies and securities
               (cost $24,607,793)                                        22,231,649
                                                                   ----------------
              Total debt obligations (cost $68,510,021)                  67,281,190
                                                                   ----------------
              Total long-term investments (cost $161,458,064)           172,152,010
                                                                   ----------------
SHORT-TERM INVESTMENTS  10.0%
-------------------------------------------------------------------------------------
Commercial Paper  0.9%
      1,100   General Dynamics Corp.,
               6.61%, 9/6/00                                              1,087,714

    50                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund Cont'd.
             Portfolio of Investments as of July 31, 2000

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              General Electric Credit Capital of Puerto Rico,
$       200   6.61%, 9/6/00                                        $        198,678
        200   6.57%, 12/6/00                                                195,365
        100   Washington Mutual Finance Corp.,
               6.85%, 8/30/00                                                99,152
                                                                   ----------------
              Total commercial paper (cost $1,586,293)                    1,580,909
                                                                   ----------------
REPURCHASE AGREEMENT  9.1%
     16,263   Joint Repurchase Agreement Account, 6.54%, 8/1/00
               (cost $16,263,000; Note 5)                                16,263,000
                                                                   ----------------
              Total short-term investments (cost $17,849,293)            17,843,909
                                                                   ----------------
              Total investments  106.7%
               (cost $179,307,357; Note 4)                              189,995,919
              Liabilities in excess of other assets  (6.7%)             (11,871,807)
                                                                   ----------------
              Net Assets  100%                                     $    178,124,112
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
(b) Represents issuer in default on interest payments.
* Rated by Standard and Poor's.
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschate (German Stock Company).
FRN--Flating Rate Note.
LLC--Limited Liability Company.
LP--Limited Partnership.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's
N.V.--Naamkee Vennootachap (Dutch Corporation).
OY--Osakeyhtio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
S.A.--Sociedad Anomima (Spanish Corpiration or Societe Anonyme or French Corporation).
SpA--Societa par Atione (Italian Corporation).
TIPS--Treasury Inflation Protection Securities.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     51

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Statement of Assets and Liabilities

                                                                    July 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $179,307,357)                           $ 189,995,919
Foreign currency, at value (cost $397,278)                                389,771
Cash                                                                      304,736
Receivable for investments sold                                         1,534,905
Interest and dividends receivable                                       1,000,964
Receivable for Fund shares sold                                           601,446
Unrealized appreciation on forward currency contracts                       3,880
Receivable for interest rate swaps                                          3,737
Unrealized appreciation on interest rate swaps (Note 1 & 4)                 3,410
Other assets                                                                4,416
                                                                    -------------
      Total assets                                                    193,843,184
                                                                    -------------
LIABILITIES
Payable for investments purchased                                      15,152,708
Payable for Fund shares reacquired                                        270,619
Distribution fee payable                                                  118,911
Management fee payable                                                    113,495
Accrued expenses and other liabilities                                     59,940
Withholding taxes payable                                                   2,586
Unrealized depreciation on forward currency contracts                         813
                                                                    -------------
      Total liabilities                                                15,719,072
                                                                    -------------
NET ASSETS                                                          $ 178,124,112
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      14,826
   Paid-in capital in excess of par                                   157,912,523
                                                                    -------------
                                                                      157,927,349
   Undistributed net investment income                                    403,745
   Accumulated net realized gain on investments                         9,104,720
   Net unrealized appreciation on investments                          10,688,298
                                                                    -------------
Net assets, July 31, 2000                                           $ 178,124,112
                                                                    -------------
                                                                    -------------

    52                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                    July 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($48,786,361
      / 4,054,185 shares of beneficial interest issued and
      outstanding)                                                         $12.03
   Maximum sales charge (5% of offering price)                               0.63
                                                                    -------------
   Maximum offering price to public                                        $12.66
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($99,950,347 / 8,324,305 shares of beneficial
      interest issued and outstanding)                                     $12.01
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($28,039,543
      / 2,335,158 shares of beneficial interest issued and
      outstanding)                                                         $12.01
   Sales charge (1% of offering price)                                       0.12
                                                                    -------------
   Offering price to public                                                $12.13
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,347,861 / 111,898 shares of beneficial interest
      issued and outstanding)                                              $12.05
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     53

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Statement of Operations

                                                                         Year
                                                                         Ended
                                                                     July 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $3,139)              $  4,358,879
   Dividends (net of foreign withholding taxes of $41,475)               1,015,803
                                                                     -------------
      Total income                                                       5,374,682
                                                                     -------------
Expenses
   Management fee                                                        1,084,509
   Distribution fee--Class A                                                87,021
   Distribution fee--Class B                                               798,551
   Distribution fee--Class C                                               258,352
   Custodian's fees and expenses                                           323,000
   Transfer agent's fees and expenses                                      189,500
   Registration fees                                                        62,000
   Reports to shareholders                                                  56,000
   Legal fees                                                               30,000
   Audit fees                                                               25,000
   Trustees' fees and expenses                                              15,300
   Amortization of offering costs                                           10,535
   Miscellaneous                                                             3,445
                                                                     -------------
      Total expenses                                                     2,943,213
                                                                     -------------
Net investment income                                                    2,431,469
                                                                     -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
   Investment transactions                                              10,006,048
   Interest Rate Swaps                                                      55,483
   Foreign currency transactions                                            25,824
                                                                     -------------
                                                                        10,087,355
                                                                     -------------
Net change in unrealized appreciation on:
   Investments                                                           4,403,007
   Foreign currencies                                                       21,728
   Interest Rate Swaps                                                       3,410
                                                                     -------------
                                                                         4,428,145
                                                                     -------------
Net gain on investments and foreign currency transactions               14,515,500
                                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 16,946,969
                                                                     -------------
                                                                     -------------

    54                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Statement of Changes in Net Assets

                                                                     November 18,
                                                                        1998(a)
                                                     Year Ended         Through
                                                    July 31, 2000    July 31, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $   2,431,469    $     711,879
   Net realized gain on investment and foreign
      currency transactions                            10,087,355           66,328
   Net change in unrealized appreciation of
      investments and foreign currencies                4,428,145        6,260,153
                                                    -------------    -------------
   Net increase in net assets resulting from
      operations                                       16,946,969        7,038,360
                                                    -------------    -------------
Dividends and distributions (Note 1)
   Dividends to shareholders from net investment
      income
      Class A                                            (845,618)        (132,253)
      Class B                                          (1,192,915)        (170,151)
      Class C                                            (367,691)         (73,278)
      Class Z                                             (80,073)        (152,622)
                                                    -------------    -------------
                                                       (2,486,297)        (528,304)
                                                    -------------    -------------
   Distributions from net realized gains on
      investment transactions
      Class A                                            (197,082)              --
      Class B                                            (490,277)              --
      Class C                                            (167,209)              --
      Class Z                                             (35,210)              --
                                                    -------------    -------------
                                                         (889,778)              --
                                                    -------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      $96,274,299    $ 132,889,254
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      and distributions                                 3,273,405          516,607
   Cost of shares reacquired                          (49,998,187)     (24,942,216)
                                                    -------------    -------------
   Net increase in net assets from Fund shares
      transactions                                     49,549,517      108,463,645
                                                    -------------    -------------
Total increase                                         63,120,411      114,973,701
NET ASSETS
Beginning of period                                   115,003,701           30,000
                                                    -------------    -------------
End of period(b)                                    $ 178,124,112    $ 115,003,701
                                                    -------------    -------------
                                                    -------------    -------------
------------------------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment income
    of                                              $     333,724    $     296,575
                                                    -------------    -------------
                                                    -------------    -------------

    See Notes to Financial Statements                                     55

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements

      Prudential Diversified Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Prudential Diversified Moderate Growth Fund (the 'Fund'), Prudential Diversified Conservative Growth Fund and Prudential Diversified High Growth Fund. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund had no significant operations other than the issuance of 750 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $30,000 on September 2, 1998 to Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'). The Fund commenced investment operations on November 18, 1998.

      The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and subadviser feel this is representative of market value; after that period, such securities and other securities are valued in good faith under procedures adopted by the Trustees.
    56

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
                                                                          57

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

      Net realized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of
    58

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund is treated as a separate taxpaying entity. It is the intent of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      Deferred Offering Cost:    The Fund incurred approximately $77,500 in
connection with the initial offering of the Fund. Offering costs were being amortized over a period of 12 months, that ended in November 1999.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gain on investments and foreign currency transactions by $152,963, increase undistributed net investment income by $161,998 and decrease paid-in capital in excess of par by $9,035 due to nondeductible stock issuance expenses, the reclass of net realized foreign currency gains and the reclass of passive foreign investment company gains. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, computed daily and paid monthly, equal to the annual rate specified below based on the average daily net assets of the Fund segments they manage.

                                             Fee Paid By PIFM
            Advisers                           to Advisers
---------------------------------      ----------------------------
Jennison Associates LLC                .30% with respect to the
  ('Jennison')                         first
                                       $300 million; .25% for
                                       amounts
                                       in excess of $300 million
The Prudential Investment
  Corporation ('PIC')                  .375%1
Lazard Asset Management                .40%
Pacific Investment Management
  Company                              .25%
Franklin Advisers, Inc.                .50%
The Dreyfus Corporation                .45%
1Prior to January 1, 2000, PIC was reimbursed by PIFM for its reasonable costs and expenses.

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the fiscal year ended July 31, 2000.

      PIMS has advised the Fund that it has received approximately $239,300 and $86,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the fiscal year ended July 31, 2000.

      PIMS has advised the Fund that for the fiscal year ended July 31, 2000, it has received approximately $156,500 and $42,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended July 31, 2000, the Fund incurred fees of approximately $145,200 for the services of PMFS. As of July 31, 2000 approximately $14,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates. For the year ended July 31, 2000, PSI earned approximately $1,000 in brokage commission fees from portfolio transactions executed on behalf of the Fund.
                                                                          61

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the fiscal year ended July 31, 2000 were $258,784,131 and $214,755,237, respectively.

      At July 31, 2000, the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies, as follows:

                                          Value at             Value
         Foreign Currency              Settlement Date          at           Appreciation/
        Purchase Contracts                 Payable         July 31, 2000     (Depreciation)
-----------------------------------    ---------------     -------------     --------------
Euro Dollars,
  expiring 8/1/00                         $   4,690          $   4,712          $    (22)
  expiring 8/14/00                          577,994            574,273             3,721
  expiring 8/31/00                           80,768             81,040              (272)
Great Britain Pounds,
  expiring 8/3/00                            23,262             23,103               159
                                       ---------------     -------------     --------------
                                          $ 686,714          $ 683,128          $  3,586
                                       ---------------     -------------     --------------
                                       ---------------     -------------     --------------
                                          Value at             Value
         Foreign Currency              Settlement Date          at
          Sale Contracts                 Receivable        July 31, 2000     (Depreciation)
-----------------------------------    ---------------     -------------     --------------
Japanese Yen,
  expiring 8/1/00                         $  46,668          $  46,441          $   (227)
Swedish Krona,
  expiring 8/1/00                            36,098             35,806              (292)
                                       ---------------     -------------     --------------
                                          $  82,766          $  82,247          $   (519)
                                       ---------------     -------------     --------------
                                       ---------------     -------------     --------------

      The Fund entered into 4 swap agreements. For each interest rate swap agreement, the Fund receives a floating rate and pays a respective fixed rate. Details of each swap agreement are as follows:

                     Open      Termination      Notional      Fixed       Floating       Appreciation
 Counterparty        Date         Date           Amount        Rate         Rate        (Depreciation)
---------------    --------    -----------     ----------     ------    ------------    --------------
J.P. Morgan         5/19/00      1/04/24       $   30,000     6.25%     6.78% plus 6       $     32
                                                                        mo LIBOR
Morgan Stanley      5/31/00      9/13/24        2,500,000     7.75      6.66% plus 3          5,466
                                                                        mo LIBOR
Goldman Sachs       5/18/00      5/22/30           90,000     6.175     6.78% plus 6         (1,664)
                                                                        mo LIBOR
Morgan Stanley      6/21/00      9/15/00          600,000     7.00      6.66% plus 3           (424)
                                                                        mo LIBOR
                                                                                            -------
                                                                                           $  3,410
                                                                                            -------
                                                                                            -------

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      The United States federal income tax cost basis of the Fund's investments as of July 31, 2000 was $179,785,410 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $10,210,509 (gross unrealized appreciation $19,926,223, gross unrealized depreciation $9,715,714).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2000, the Fund had a 2.89% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $16,263,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $100,000,000, repurchase price $100,018,222, due 8/1/00. The value of the collateral including accrued interest was $102,000,029.

      Bear, Stearns & Co. Inc., 6.55%, in the principal amount of $100,000,000, repurchase price $100,018,194, due 8/1/00. The value of the collateral including accrued interest was $102,926,906.

      Greenwich Capital Markets, Inc., 6.57%, in the principal amount of $110,000,000, repurchase price $110,020,075, due 8/1/00. The value of the collateral including accrued interest was $112,201,716.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.45%, in the principal amount of $97,030,000, repurchase price $97,047,384, due 8/1/00. The value of the collateral including accrued interest was $98,970,864.

      Salomon Smith Barney, Inc., 6.55%, in the principal amount of $155,000,000, repurchase price $155,028,201, due 8/1/00. The value of the collateral including accrued interest was $158,174,190.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.
                                                                          63

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    3,134,768    $ 36,505,644
Shares issued in reinvestment of dividends and distributions      86,639       1,018,090
Shares reacquired                                             (1,196,414)    (13,887,233)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           2,024,993      23,636,501
Shares issued upon conversion from Class B                       153,988       1,821,985
                                                              ----------    ------------
Net increase in shares outstanding                             2,178,981    $ 25,458,486
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    2,104,901    $ 22,082,276
Shares issued in reinvestment of dividends                        11,721         130,122
Shares reacquired                                               (257,414)     (2,765,509)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           1,859,208      19,446,889
Shares issued upon conversion from Class B                        15,246         163,070
                                                              ----------    ------------
Net increase in shares outstanding                             1,874,454    $ 19,609,959
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended July 31, 2000:
Shares sold                                                    4,174,726    $ 48,125,208
Shares issued in reinvestment of dividends and distributions     139,553       1,627,356
Shares reacquired                                             (1,240,994)    (14,314,656)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           3,073,285      35,437,908
Shares reacquired upon conversion from Class A                  (154,483)     (1,821,985)
                                                              ----------    ------------
Net increase in shares outstanding                             2,918,802    $ 33,615,923
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    5,754,697    $ 60,238,518
Shares issued in reinvestment of dividends                        14,797         163,946
Shares reacquired                                               (349,450)     (3,747,204)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           5,420,044      56,655,260
Shares reacquired upon conversion into Class A                   (15,291)       (163,070)
                                                              ----------    ------------
Net increase in shares outstanding                             5,404,753    $ 56,492,190
                                                              ----------    ------------
                                                              ----------    ------------
------------------------------
(a) Commencement of investment operations.

    64

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2000:
Shares sold                                                      864,615    $  9,952,845
Shares issued in reinvestment of dividends and distributions      44,150         512,945
Shares reacquired                                               (635,034)     (7,388,381)
                                                              ----------    ------------
Net increase in shares outstanding                               273,731    $  3,077,409
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    2,362,554    $ 24,279,763
Shares issued in reinvestment of dividends                         6,349          69,993
Shares reacquired                                               (308,226)     (3,281,900)
                                                              ----------    ------------
Net increase in shares outstanding                             2,060,677    $ 21,067,856
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended July 31, 2000:
Shares sold                                                      139,641    $  1,690,602
Shares issued in reinvestment of dividends and distributions      10,092         115,014
Shares reacquired                                             (1,287,052)    (14,407,917)
                                                              ----------    ------------
Net decrease in shares outstanding                            (1,137,319)   $(12,602,301)
                                                              ----------    ------------
                                                              ----------    ------------
November 18, 1998(a) through July 31, 1999:
Shares sold                                                    2,627,588    $ 26,288,697
Shares issued in reinvestment of dividends                        14,003         152,546
Shares reacquired                                             (1,393,124)    (15,147,603)
                                                              ----------    ------------
Net increase in shares outstanding                             1,248,467    $ 11,293,640
                                                              ----------    ------------
                                                              ----------    ------------

------------------------------
(a) Commencement of investment operations.
                                                                          65

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund

             Financial Highlights

                                                                 Class A
                                                -----------------------------------------
                                                                     November 18, 1998(a)
                                                   Year Ended              Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  10.86               $  10.00
                                                    --------               --------
Income from investment operations:(d)
Net investment income                                    .26                    .12
Net realized and unrealized gain on
   investments and foreign currencies                   1.25                    .83
                                                    --------               --------
      Total from investment operations                  1.51                    .95
                                                    --------               --------
Less distributions
Dividends from net investment income                    (.26)                  (.09)
Distributions from net realized capital
   gains                                                (.08)                    --
                                                    --------               --------
      Total dividends and distributions                 (.34)                  (.09)
                                                    --------               --------
Net asset value, end of period                      $  12.03               $  10.86
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        13.96%                  9.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 48,786               $ 20,372
Average net assets (000)                            $ 34,809               $ 12,286
Ratios to average net assets:
   Expenses, including distribution fees                1.49%                  1.88%(c)
   Expenses, excluding distribution fees                1.24%                  1.63%(c)
   Net investment income                                2.27%                  1.59%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                                  155%                    96%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    66                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Financial Highlights Cont'd.

                                                                 Class B
                                                -----------------------------------------
                                                                     November 18, 1998(a)
                                                   Year Ended              Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  10.85               $  10.00
                                                    --------               --------
Income from investment operations:(d)
Net investment income                                   0.17                    .06
Net realized and unrealized gain on
   investments and foreign currencies                   1.23                    .83
                                                    --------               --------
      Total from investment operations                  1.40                    .89
                                                    --------               --------
Less distributions
Dividends from net investment income                    (.16)                  (.04)
Distributions from net realized capital
gains                                                   (.08)                    --
                                                    --------               --------
      Total dividends and distributions                 (.24)                  (.04)
                                                    --------               --------
Net asset value, end of period                      $  12.01               $  10.85
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        12.88%                  8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 99,950               $ 58,678
Average net assets (000)                            $ 79,855               $ 36,645
Ratios to average net assets:
   Expenses, including distribution fees                2.24%                  2.63%(c)
   Expenses, excluding distribution fees                1.24%                  1.63%(c)
   Net investment income                                1.48%                   .85%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     67

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                                -----------------------------------------
                                                                     November 18, 1998(a)
                                                   Year Ended              Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $  10.85               $  10.00
                                                    --------               --------
Income from investment operations:(d)
Net investment income                                    .17                    .06
Net realized and unrealized gain on
   investments and foreign currencies                   1.23                    .83
                                                    --------               --------
      Total from investment operations                  1.40                    .89
                                                    --------               --------
Less distributions
Dividends from net investment income                    (.16)                  (.04)
Distributions from net realized capital
gains                                                   (.08)                    --
                                                    --------               --------
      Total dividends and distributions                 (.24)                  (.04)
                                                    --------               --------
Net asset value, end of period                      $  12.01               $  10.85
                                                    --------               --------
                                                    --------               --------
TOTAL RETURN(b)                                        12.88%                  8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 28,040               $ 22,375
Average net assets (000)                            $ 25,835               $ 18,346
Ratios to average net assets:
   Expenses, including distribution fees                2.24%                  2.63%(c)
   Expenses, excluding distribution fees                1.24%                  1.63%(c)
   Net investment income                                1.44%                   .79%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    68                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                                -----------------------------------------
                                                                     November 18, 1998(a)
                                                   Year Ended              Through
                                                 July 31, 2000          July 31, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $10.87                $  10.00
                                                    -------                --------
Income from investment operations:(d)
Net investment income                                   .27                     .13
Net realized and unrealized gain on
   investments and foreign currencies                  1.27                     .84
                                                    -------                --------
      Total from investment operations                 1.54                     .97
                                                    -------                --------
Less distributions
Dividends from net investment income                   (.28)                   (.10)
Distributions from net realized capital
gains                                                  (.08)                     --
                                                    -------                --------
      Total dividends and distributions                (.36)                   (.10)
                                                    -------                --------
Net asset value, end of period                       $12.05                $  10.87
                                                    -------                --------
                                                    -------                --------
TOTAL RETURN(b)                                       14.18%                   9.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $1,348                $ 13,578
Average net assets (000)                             $4,102                $ 21,914
Ratios to average net assets:
   Expenses, including distribution fees               1.24%                   1.63%(c)
   Expenses, excluding distribution fees               1.24%                   1.63%(c)
   Net investment income                               2.11%                   1.68%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     69

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund

             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Diversified Funds--
Prudential Diversified Moderate Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Funds--Prudential Diversified Moderate Growth Fund (the 'Fund') at July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 18, 1998 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
September 22, 2000
    70                                     See Notes to Financial Statements

Prudential Diversified Funds
                    Prudential Diversified Moderate Growth Fund

             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2000) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 1999, the Fund paid an ordinary distribution for Class A, Class B, Class C and Class Z shares of $.34 per share, $.24 per share, $.24 per share and $.36 per share, respectively, which represents net investment income and short-term capital gains and is taxable as ordinary income. Further, we wish to advise you that 15% of the ordinary income dividends paid in the fiscal period ended July 31, 2000 qualified for the corporate dividend received deduction available to corporate taxpayers.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 4.06% of the dividends paid from ordinary income in the fiscal year ended July 31, 2000, qualify for each of these states' tax exclusion.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    See Notes to Financial Statements                                     71

Prudential Diversified Moderate Growth Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
     Large Capitalization Growth Fund
     Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund
Target Funds
     International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
     Conservative Growth Fund
     Moderate Growth Fund
     High Growth Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
www.prudential.com       (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
     Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
     Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
Prudential Municipal Series Fund
     Florida Series
     Massachusetts Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
     Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Diversified Moderate Growth Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 7/31/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge        8.26%       N/A         N/A            10.51%
Without Sales Charge    13.96%       N/A         N/A            13.89%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified Moderate Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com       (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 7/31/00
                        One Year  Five Years  Ten Years   Since Inception
With Sales Charge         7.88%      N/A         N/A           10.78%
Without Sales Charge     12.88%      N/A         N/A           12.96%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified Moderate Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Diversified Moderate Growth Fund

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 7/31/00
                      One Year  Five Years   Ten Years   Since Inception
With Sales Charge      10.75%      N/A          N/A           12.29%
Without Sales Charge   12.88%      N/A          N/A           12.96%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified Moderate Growth Fund (Class C shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by
portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 7/31/00
                      One Year  Five Years   Ten Years   Since Inception
With Sales Charge      14.18%      N/A          N/A          14.16%
Without Sales Charge   14.18%      N/A          N/A          14.16%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential
Diversified Moderate Growth Fund (Class Z shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by
portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (July 31, 2000), as measured on a quarterly basis, beginning in November 1998 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Saul K. Fenster, Ph.D.
Robert F. Gunia
Prof. Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
John R. Strangfeld
Joseph Weber
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Sub-Advisers
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Franklin Advisers, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Pacific Investment Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Fund Symbols     NASDAQ      CUSIP
     Class A     PAMGX     74432F505
     Class B     DMGBX     74432F604
     Class C     PIMGX     74432F703
     Class Z     PDMZX     74432F802


MF186E3

(ICON) Printed on Recycled Paper